EXHIBIT 10.1

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

and

U.S. BANK NATIONAL ASSOCIATION
Trustee

POOLING AND SERVICING AGREEMENT

dated as of January 1, 2012

SEQUOIA MORTGAGE TRUST 2012-1

This POOLING AND SERVICING AGREEMENT, dated as of January 1, 2012 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, each Purchase Agreement, each Servicing Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee, at the direction of the Securities Administrator, shall elect that the Trust Fund be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” , the “Middle-Tier REMIC” and the “Upper-Tier REMIC,” respectively). Each Certificate, other than the Class R Certificate and Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein. The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of each of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”) and the sole class of residual interest in the Middle-Tier REMIC (the “MT-R Interest”). The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby. Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.

The Middle-Tier REMIC shall hold as its assets the Lower-Tier Interests other than the LT-R Interest. Each Middle-Tier Interest other than the MT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Middle-Tier REMIC and the MT-R Interest is hereby designated as the sole Class of residual interest in the Middle-Tier REMIC.

The Upper-Tier REMIC shall hold as its assets the Middle-Tier Interests other than the MT-R Interest. The REMICs shall be administered for tax purposes as provided in this Preliminary Statement and in Article X.

The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Pool
LT-Y1	(1)	(3)	Pool 1
LT-Y2	(2)	(4)	Pool 2
LT-Z1	(1)	(5)	Pool 1
LT-Z2	(2)	(6)	Pool 2
LT-R	(7)	(7)	Pool 1 & Pool 2

(1)         The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest shall be a per annum rate equal to the Net WAC Rate for Pool 1 for such Distribution Date.

(2)         The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest shall be a per annum rate equal to the Net WAC Rate for Pool 2 for such Distribution Date.

(3)         This interest has an initial Class Principal Amount equal to the product of (i) 0.5 and (ii) an amount equal to the initial Subordinated Percentage times the Aggregate Stated Principal Balance of Pool 1 as of the Cut-off Date.

(4)         This interest has an initial Class Principal Amount equal to the product of (i) 0.5 and (ii) an amount equal to the initial Subordinated Percentage times the Aggregate Stated Principal Balance of Pool 2 as of the Cut-off Date.

(5)         This interest has an initial Class Principal Amount equal to the excess of the Aggregate Stated Principal Balance of Pool 1 as of the Cut-off Date over the initial Class Principal Amount of the Class LT-Y1 Interest.

(6)         This interest has an initial Class Principal Amount equal to the excess of the Aggregate Stated Principal Balance of Pool 2 as of the Cut-off Date over the initial Class Principal Amount of the Class LT-Y2 Interest.

(7)         The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC. It has an initial Class Principal Balance of zero and does not bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the applicable interest rate described above having accrued on the Class Principal Amount for the related Lower-Tier Interest immediately before such Distribution Date. On each Distribution Date, Interest Shortfalls shall be allocated among the Lower-Tier Interests in the same proportion that interest has accrued on such Lower-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

(i)          An amount equal to the Lower-Tier REMIC Y Principal Distribution Amount shall be distributed to the LT-Y1 and LT-Y2 Interests, and allocated among them in accordance with such definition.

(ii)         An amount equal to the Lower-Tier REMIC Z Principal Distribution Amount shall be distributed to the LT-Z1 and LT-Z2 Interests, and allocated among them in accordance with such definition.

In addition, on each Distribution Date, Realized Losses and Certificate Writedown Amounts shall be allocated to each Lower-Tier Interest in accordance with the definition of Lower-Tier REMIC Realized Losses.

The Middle-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Middle-Tier Interests:

Middle-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)	Corresponding Pool
MT-A1	(1)	(4)	1-A1, 1-AX	Pool 1
MT-A2	(2)	(4)	2-A1, 2-AX	Pool 2
MT-B	(3)	(4)	B-1, B-2, B -3,B-4, B-5	Pool 1 & Pool 2
MT-R	(5)	(5)	N/A	Pool 1 & Pool 2

(1)
The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Net WAC Rate for Pool 1 for such Distribution Date.

(2)
The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Net WAC Rate for Pool 2 for such Distribution Date.

(3)
The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Net WAC Rate, which represents the weighted average of the rates on the LT-Y1 Interest and LT-Y2 Interest.

(4)	This interest has an initial Class Principal Amount equal to the aggregate initial Class Principal Amount of its Corresponding Class(es) of Certificates (other than any interest-only certificates).

(5)
Amounts allocated to the Class LT-R Interest pursuant to Sections 5.02(a)(vi) and 5.02(d) shall be excluded from the Available Distribution Amount for the Middle-Tier REMIC.  The MT-R Interest is the sole class of residual interest in the Middle-Tier REMIC.  It has an initial  Class Principal Balance of zero and does not bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Middle-Tier Interests based on the applicable interest rate described above having accrued on the Class Principal Amount for the related Middle-Tier Interest immediately before such Distribution Date. On each Distribution Date, Interest Shortfalls shall be allocated to each Middle-Tier Interest to the same extent that such Interest Shortfalls are allocated to the related Class of Upper-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Middle-Tier Interests as follows:

(i)
first, an amount equal to the remaining Available Distribution Amount for Pool 1 plus any Available Distribution Amount for Pool 2 that has been reallocated to Pool 1 pursuant to Section 5.02(h) or as a Principal Transfer Amount pursuant to Section 5.02(i), to the Lower-Tier Interest LT-A1 until its Class Principal Amount equals the sum of the Class Principal Amount of the Class 1-A1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(ii)
second, an amount equal to the remaining Available Distribution Amount for Pool 2 plus any Available Distribution Amount for Pool 1 that has been reallocated to Pool 2 pursuant to Section 5.02(h) or as a Principal Transfer Amount pursuant to Section 5.02(i), to the Lower-Tier Interest LT-A2, until its Class Principal Amount equals the sum of the Class Principal Amount of the Class 2-A1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)
third, from the remaining Available Distribution Amount for Pool 1 and Pool 2, to the MT-B Interest until its Class Principal Amount equals the sum of the Class Principal Amounts for the Class B-1, B-2, B-3, B-4 and B-5 Certificates immediately after taking account of the distributions to such Classes of Certificates pursuant to Section 5.02; and

(iv)	finally, to the MT-R Interest, any remaining amounts.

On each Distribution Date, Realized Losses, Certificate Writedown Amounts and Subsequent Recoveries shall be allocated to each Middle-Tier Interest as further provided in Sections 5.03(f) and (g).

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder. The Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC. The Class LT-R Certificate evidences each of the sole class of residual interest in the Middle-Tier REMIC and the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper-Tier REMIC.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount		Minimum Denominations or Percentage Interest
Class 1-A1	(1)	$179,733,000		$100,000
Class 1-AX	(2)		(3)	100%
Class 2-A1	(4)	$201,698,000		$100,000
Class 2-AX	(5)		(6)	100%
Class B-1	(7)	$11,016,000		$100,000
Class B-2	(7)	$8,315,000		$100,000
Class B-3	(7)	$5,197,000		$100,000
Class B-4	(7)	$5,404,000		$100,000
Class B-5	(7)	$4,365,134		$100,000
Class R	(8)		(8)	100%

(1)	The Certificate Interest Rate of the Class 1-A1 Certificates will be an annual rate equal to the lesser of (a) the Net WAC Rate for Pool 1 and (b) 2.865000%.

(2)	The Certificate Interest Rate of the Class 1-AX Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate for Pool 1 over 2.865000%.

(3)
The Class 1-AX Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class 1-AX Certificates is equal to the Class Principal Amount of the Class 1-A1 Certificates immediately before such Distribution Date.  The initial Class Notional Amount of the Class 1-AX Certificates is $179,733,000.

(4)	The Certificate Interest Rate on the Class 2-A1 Certificates will be an annual rate equal to the lesser of (i) the Net WAC Rate for Pool 2 and (ii) 3.474000%.

(5)	The Certificate Interest Rate of the Class 2-AX Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate for Pool 2 over 3.474000%.

(6)
The Class 2-AX Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class 2-AX Certificates is equal to the Class Principal Amount of the Class 2-A1 Certificates immediately before such Distribution Date.  The initial Class Notional Amount of the Class 2-AX Certificates is $201,698,000.

(7)	The Certificate Interest Rate on this Class of Certificates will be an annual rate equal to the Net WAC Rate, which represents a pass through of the interest rate on the MT- B Interest.

(8)
Amounts allocated to the Class MT-R Interest pursuant to Sections 5.02(a)(vi) and 5.02(d) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.  The initial Class Principal Balance for the Class R Certificate is zero and it does not bear interest.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $415,728,134.01.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01         Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.21(b)(i) hereof.

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.24.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment of Representations and Warranties Agreements and the Assignment, Assumption and Recognition Agreements, each dated January 27, 2012, assigning rights under the Purchase Agreements and the Servicing Agreements, respectively, from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, acknowledged by the Master Servicer, and providing certain rights to the Controlling Holder.

Additional Form 10-D Disclosure:  As defined in Section 6.21(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.21(b)(i).

Additional Servicer: Each affiliate of a Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or a Servicer, who services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered). For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

Advance:  The payments required to be made by the Master Servicer or the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer, the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Expense Rate:  The sum of the Master Servicing Fee Rate and the applicable Servicing Fee Rate.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (or, with respect to any Mortgage Pool, all Mortgage Loans in such Mortgage Pool) that were outstanding as of the most recent Due Date.

Aggregate Subordinate Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Subordinate Certificates prior to any distributions of principal or allocations of Realized Losses on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans for such Distribution Date. The initial Aggregate Subordinate Percentage is 8.25%.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having higher numerical Class designations than such Class.

Apportioned Principal Balance: As to any Class of Subordinate Certificates and any Distribution Date, the Class Principal Amount of that Class of Subordinate Certificates prior to distributions of principal or allocations of Realized Losses on such Distribution Date multiplied by a fraction, the numerator of which is the applicable Pool Subordinate Amount for that date and the denominator of which is the sum of the Pool Subordinate Amounts (in the aggregate) for that date.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be the lesser of:  (i) the value (or the Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Appraiser Independence Requirements: The Appraiser Independence Requirements effective as of October 15, 2010, as amended and in effect from time to time.

Assessment of Compliance:  As defined in Section 6.23(a).

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor or the Servicing Administrator, as applicable.

Available Distribution Amount:  With respect to any Distribution Date and any Mortgage Pool, the sum of the following amounts with respect to the Mortgage Loans included in the applicable Mortgage Pool: (i) all scheduled payments of interest (net of the Servicing Fees, the Servicing Administrator Fee and the Master Servicing Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicers (other than Cenlar FSB), the Servicing Administrator or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Repurchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty; and (vii) the Clean-up Call Price paid by the Master Servicer to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

(A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicers (other than Cenlar FSB) and the Servicing Administrator are entitled to be reimbursed pursuant to the Servicing Agreements; (B) amounts applied to reimburse Advances and Servicing Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement; and (C) an amount equal to the product of (a) the applicable Pool Percentage and (b) the sum of all related fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, whether from collections from Pool 1 or Pool 2, in the order claims for payment of such amounts are received by the Securities Administrator; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year; provided that, in no event will the aggregate amount reimbursable to the Trustee exceed $100,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter).

Back-Up Certificate:  As defined in Section 6.21(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code, as amended.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3.

Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of California, Maryland, Minnesota, Missouri or New York are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Group: Each of the Pool 1 Certificates and the Pool 2 Certificates.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates) and any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Certificate Writedown Amount or Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess (including any excess attributable to the allocation of Principal Forbearance Amounts) will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has previously been allocated, sequentially in order of seniority (and with respect to the Class 1-A1 Certificates and the Class 2-A1 Certificates, to the Class of Certificates related to the Mortgage Pool that sustained such Certificate Writedown Amount or Realized Loss), up to the principal amount of such Certificate Writedown Amount or Realized Loss to the extent not previously recovered. The Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount:  The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

Certificateholder:  The meaning provided in the definition of “Holder.”

Certification:  As defined in the Custodial Agreement.

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest and the MT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount: With respect to each Class of Certificates (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to each Middle-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Middle-Tier REMIC, as reduced by principal distributed with respect to such Middle-Tier Interest and Realized Losses or Certificate Writedown Amounts allocated to such Middle-Tier Interest at the date of determination. With respect to each Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses or Certificate Writedown Amounts allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class prior to any distributions of principal or allocations of Realized Losses on that Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Class 1-AX, Class 2-AX, Class R and Class LT-R Certificates) prior to any distributions of principal or allocations of Realized Losses on that Distribution Date.

Clean-up Call:  The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with Section 7.01(d) of this Agreement.

Clean-up Call Price:  The price paid by the Master Servicer pursuant to Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  January 27, 2012.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Controlling Holder:  At any time, the Holder of the majority of the Class Principal Amount of the Class B-5 Certificates or, if the Class Principal Amount of the Class B-5 Certificates has been reduced to zero, the holder of the majority of the Class Principal Amount of the Class B-4 Certificates. If the Class Principal Amount of the Class B-4 Certificates has been reduced to zero, then no entity will have any rights under this Agreement as a Controlling Holder. Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Corporate Trust Office:  With respect to the Trustee, the corporate trust office of the Trustee located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota, 55107, Attention: Structured Finance/Sequoia Mortgage Loan Trust 2012-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services Sequoia Mortgage Trust 2012-1.

Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Credit Support Depletion Date:  The first Distribution Date, if any, on which the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to zero.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class prior to any distributions of principal or allocations of Realized Losses prior to such Distribution Date.

Custodial Accounts:  Each Custodial Account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement:  The Custodial Agreement, dated as of January 1, 2012, among the Depositor, the Seller, the Trustee, Wells Fargo Bank, N.A., as Custodian and Wells Fargo Bank, N.A., as Master Servicer, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents and the Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and Trustee Mortgage Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  January 1, 2012.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class B-4, Class B-5, Class LT-R and Class R Certificates.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with a Purchase Agreement or Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Demand: As defined in Section 4.04(a).

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to a Servicer and such Servicer's Advance obligations pursuant to the related Servicing Agreement, the Determination Date is the date set forth in the related Servicing Agreement.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in February 2012.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by each Rating Agency at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class 1-AX, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates that have not been the subject of an ERISA-Qualifying Underwriting, the Class B-4, Class B-5, Class R and Class LT-R Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account:  As defined in Section 1.01 of each Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch:  Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information:  As defined in Section 6.21(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or either Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.  The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator or either Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator or either Servicer.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class 1-AX and Class 2-AX Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Interest Transfer Amount: With respect to any Distribution Date and for any Undercollateralized Group, an amount equal to one month’s interest on the applicable Principal Transfer Amount at such Mortgage Pool’s Net WAC Rate, plus any shortfall of interest on the Senior Certificates of such Undercollateralized Group from prior Distribution Dates.

Item 1123 Certificate:  As defined in Section 6.22.

KBRA: Kroll Bond Rating Agency, Inc.

Latest Possible Maturity Date:  The Distribution Date occurring in January 2042.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the applicable Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC Y Principal Distribution Amount: On each Distribution Date, the following amounts shall be deemed distributed in respect of principal on the Lower-Tier Interests Y-1 and Y-2:

(1)           if, after the calculation of all distributions to be made to and Realized Losses to be applied to the principal balance of the Certificates, the ratio of the Pool Subordinate Amount for Pool 1 to the Pool Subordinate Amount for Pool 2 is less than, or equal to, such ratio on the immediately preceding Distribution Date, from the Available Distribution Amount for Pool 1 remaining after distributions of interest on the Lower-Tier Interests Y-1 and Z-1 to the LT-Y-1 the amount necessary to reduce the principal balance of the Lower-Tier Interest Y-1 to an amount whose ratio to the principal balance of the Lower-Tier Interest Y-2 after distributions on the prior Distribution Date is equal to the ratio of the Pool Subordinate Amount for Pool 1 to the Pool Subordinate Amount for Pool 2 referred to above;

(2) ) if, after the calculation of all distributions to be made to and Realized Losses to be applied to the principal balance of the Certificates, the ratio of the Pool Subordinate Amount for Pool 1 to the Pool Subordinate Amount for Pool 2 is greater than, or equal to, such ratio on the immediately preceding Distribution Date, from the Available Distribution Amount for Pool 2 remaining after distributions of interest on the Lower-Tier Interests Y-2 and Z-2 to the LT-Y-2 the amount necessary to reduce the principal balance of the Lower-Tier Interest Y-2 to an amount such that the ratio of the principal balance of the Lower-Tier Interest Y-1 after distributions on the prior Distribution Date to the principal balance of the Lower-Tier Interest Y-2 so reduced is equal to the ratio of the Pool Subordinate Amount for Pool 1 to the Pool Subordinate Amount for Pool 2 referred to above; and

(3) if, after making the distributions set forth in (1) and (2) above, the sum of the principal balances of the Lower-Tier Interests Y-1 and Y-2 is greater than half of the Subordinated Percentage of the Aggregate Stated Principal Balance, amounts from the remaining Pool 1 and Pool 2 Available Distribution Amounts shall be distributed respectively to the Lower-Tier Interests Y-1 and Y-2 pro-rata according to their respective Class Principal Amounts as reduced by the distributions pursuant to (1) and (2) above sufficient to reduce such sum to half of the Subordinated Percentage of the Aggregate Stated Principal Balance after accounting for distributions on such Distribution Date.

The amounts distributed to the Lower-Tier Interests Y-1 and Y-2, respectively, pursuant to paragraphs (1) through (3) above shall be known as the Lower-Tier REMIC Y-1 Principal Distribution Amount and the Lower-Tier REMIC Y-2 Principal Distribution Amount, respectively. In the event that there are insufficient funds in the Available Distribution Amounts for Pool 1 or Pool 2 to accomplish the principal reductions on the Lower-Tier Interests Y-1 and Y-2 as provided for pursuant to this definition, Realized Losses from Pool 1 or Pool 2 shall be allocated respectively to the Lower-Tier Interests Y-1 and Y-2 in amounts sufficient to accomplish such principal reductions.

Lower-Tier REMIC Z Principal Distribution Amount: On each Distribution Date, the amounts of the Available Distribution Amounts for Pool 1 and the Pool 2, respectively, remaining following the distributions to the Lower-Tier Interests Y-1 and Y-2 pursuant to the definition of Lower-Tier REMIC Y Principal Distribution Amount shall be deemed distributed to the Lower-Tier Interests Z-1 and Z-2, respectively, in respect of the principal thereof.

Lower-Tier REMIC Realized Losses: Realized Losses and Certificate Writedown Amounts derived from Pool 1 and Pool 2 shall be allocated (1) to the Lower-Tier Interests Y-1 and Y-2 as provided for in the definition of Lower-Tier REMIC Y Principal Distribution Amount and (2) any remaining Realized Losses for Pool 1 and Pool 2, respectively, shall be allocated to the Lower-Tier Interests Z-1 and Z-2, respectively.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Compensating Interest Payment:  As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicers (other than Cenlar FSB) or the Servicing Administrator as a Servicer Compensating Interest Payment).

Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.0225% per annum.

Master Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Middle-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of January 27, 2012, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicers from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgage Pool: Either of Pool 1 or Pool 2.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

MT-R Interest:  The residual interest in the Middle-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, related Servicing Fees, Servicing Administrator Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the applicable Servicer (other than Cenlar FSB) and/or the Servicing Administrator in respect of such shortfall for such Due Period.

Net WAC Rate:  With respect to (a) either Mortgage Pool and any Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans in such Mortgage Pool as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances and (b) for the Mortgage Pools in the aggregate and any Distribution Date, the weighted average of the Net WAC Rate for each Mortgage Pool, weighted on the basis of the Pool Subordinate Amount for such pool, immediately prior to such Distribution Date.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator (as certified in an Officer’s Certificate of the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator, as applicable), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 10.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

NRSRO:  Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

NRSRO Certification:  A certification in the form of Exhibit O hereto.

Officer’s Certificate:  (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, (c) with respect to a Servicer, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or any other duly authorized officers or agents of a Servicer and (d) with respect to the Servicing Administrator, a certificate signed by an Authorized Officer of the Servicing Administrator, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	8.25%
Class B-2	5.60%
Class B-3	3.60%
Class B-4	2.35%
Class B-5	1.05%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  Each of First Republic Bank, PrimeLending, a PlainsCapital Company, PHH Mortgage Corporation, Wintrust Mortgage, a division of Barrington Bank and Trust, N.A., Flagstar Capital Markets Corporation, Sterling Savings Bank, Guardhill Financial Corporation and Cole Taylor Bank, each as seller under the related Purchase Agreement, and any successor thereto.

Overcollateralized Group: On any Distribution Date, if there is an Undercollateralized Group, the Certificate Group which is not an Undercollateralized Group.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator under this Agreement.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Pool 1: The aggregate of the Mortgage Loans identified on the Mortgage Loans Schedule as being included in Pool 1.

Pool 1 Certificates: The Class 1-A1 and Class 1-AX Certificates.

Pool 2: The aggregate of the Mortgage Loans identified on the Mortgage Loans Schedule as being included in Pool 2.

Pool 2 Certificates: The Class 2-A1 and Class 2-AX Certificates.

Pool Percentage: With respect to each Mortgage Pool and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in such Mortgage Pool as of such date and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of such date.

Pool Subordinate Amount: With respect to each Mortgage Pool and any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Mortgage Loans in such Mortgage Pool over the sum of the Class Principal Amounts of the Pool 1 Certificates or the Pool 2 Certificates, as applicable, immediately before such Distribution Date.

Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Mortgage Pool and any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment on the related Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each Principal Prepayment on the related Mortgage Loans made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection on the related Mortgage Loans, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any related Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period; (d) that portion of the Repurchase Price representing principal of any Mortgage Loans in such Mortgage Pool repurchased by an Originator or the Seller in accordance with a Purchase Agreement or by the Seller in accordance with Section 2.04 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal for such Mortgage Pool.

Principal Forbearance Amount:  With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Amount of the Senior Certificates related to that Undercollateralized Group prior to any distributions of principal or allocations of Realized Losses on such Distribution Date over the Aggregate Stated Principal Balance of the Mortgage Loans in that Mortgage Pool for such Distribution Date.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated January 25, 2012 and the accompanying prospectus dated January 19, 2012, relating to the Class 1-A1, Class 1-AX, Class 2-A1, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Agreement: Each agreement listed on Exhibit H-1, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Appraiser Independence Requirements) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by an Originator or the Seller, as applicable, for a Deleted Mortgage Loan in accordance with the applicable Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator or the Seller, as applicable, and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable Purchase Agreement.

Rapid Prepayment Conditions: As to any Distribution Date, if (1) the Aggregate Subordinate Percentage on such date is less than the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Loans in any Mortgage Pool that are 60 days or more Delinquent (including such Mortgage Loans in foreclosure, REO Property or bankruptcy status) and any Mortgage Loan in Pool 1 or Pool 2 subject to a Servicing Modification within the 12 months prior to that Distribution Date (averaged over the preceding six month period), as a percentage of the Pool Subordinate Amount of such Mortgage Pool, is greater than or equal to 50%.

Rating Agency:  Each of Fitch and KBRA; provided, however, that references to a “Rating Agency” as used in the definition of “Eligible Account” and “Eligible Investments” shall not include KBRA unless KBRA rates the applicable entity or investment.

Rating Agency Information:  The notices, information, reports, certifications and oral and written statements required to be provided to each Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by a Servicer and any Principal Forbearance Amount; and

(d) with respect to each Class of Certificates, the amount by which the Class Principal Amount is reduced as a result of clauses (a), (b) or (c) above.

Reconciled Market Value:  The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date:  As to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on an exhibit to each Servicing Agreement and Exhibit K hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event:  As defined in Section 6.21(c)(i).

Reporting Servicer:  As defined in Section 6.21(b)(i).

Repurchase Price: With respect to any Mortgage Loan and the applicable Originator, the “Repurchase Price” as defined in the applicable Purchase Agreement or Servicing Agreement or in the case of the Seller, the “Repurchase Price” as defined in the Mortgage Loan Purchase and Sale Agreement.

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate: Any Class B-4, Class B-5, Class R or Class LT-R Certificate.

Rule 15Ga-1 Information: As defined in Section 4.04(a).

Rule 17g-5 Information Provider: The Securities Administrator.

Rule 17g-5 Website:  The website maintained by the Securities Administrator pursuant to Section 4.03.

S&P:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller:  Redwood Residential Acquisition Corporation, a Delaware corporation.

Senior Certificate:  Any one of the Class 1-A1, Class 1-AX, Class 2-A1 and Class 2-AX Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date and (i) Pool 1, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of the Class 1-A1 Certificates prior to any distributions of principal or allocations of Realized Losses on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans in Pool 1 as of the preceding Distribution Date and (ii) Pool 2, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of the Class 2-A1 Certificates prior any distributions of principal or allocations of Realized Losses on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date.

Senior Prepayment Percentage:  With respect to either Mortgage Pool and any Distribution Date occurring before the Distribution Date in February 2017, 100%.  Except as provided herein, the Senior Prepayment Percentage for either Mortgage Pool and any Distribution Date occurring in or after February 2017 shall be as follows:

(i) in or after February 2017 to and including January 2018, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date;

(ii) in or after February 2018 to and including January 2019, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date;

(iii) in or after February 2019 to and including January 2020, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date;

(iv) in or after February 2020 to and including January 2021, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and

(v) in or after February 2021, the related Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage for the related Mortgage Pool (other than as a result of a reduction of the related Senior Percentage) on any Distribution Date unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in February 2017, the Senior Percentage for a Mortgage Pool exceeds the initial Senior Percentage for such Mortgage Pool, the related Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Pool 1 or Pool 2 Certificates then entitled to distributions of principal of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate of the Class Principal Amounts of those Certificates to below zero, the related Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Amount to zero.

Senior Principal Distribution Amount:  With respect to each Mortgage Pool and any Distribution Date, the sum of:

(1)         the related Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)         the related Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)         with respect to each related Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(y)           the related Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

(4)         any amounts described in clauses (1) through (3) that remain unpaid with respect to the related Senior Certificates from prior Distribution Dates;

plus the sum of:

(1)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(h); and

(2)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(i);

provided, however, that

(A)
if on any Distribution Date the allocation to the Class 1-A1 or Class 2-A1 Certificates then entitled to distributions of principal of related Principal Prepayments and other amounts in the percentage required above would reduce the related Class Principal Amount of those Certificates to below zero, the distribution to the Class of Certificates of the related Senior Prepayment Percentage of those amounts  for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero;

(B)
if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to less than or equal to 1.05% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amounts for each succeeding Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero, until the aggregate of the Class Principal Amounts of the Class 1-A1 and Class 2-A1 Certificates is reduced to zero; and

(C)
until the Class Principal Amount of each of the Class 1-A1 and Class 2-A1 Certificates is reduced to zero, if on any Distribution Date, the Aggregate Subordinate Percentage for such Distribution Date is less than 8.25%, the Senior Principal Distribution Amounts for such Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero.

Servicer:  Each Servicer under a Servicing Agreement.

Servicer Compensating Interest Payment:  As to any Distribution Date and any Servicer (other than Cenlar FSB) and the Servicing Administrator, the lesser of (1) the Servicing Fee for such Servicer (other than Cenlar FSB) or the aggregate of Cenlar FSB’s Servicing Fee and the Servicing Administrator Fee (in the case of the Servicing Administrator) for such date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by such Servicer (or in the case of the Servicing Administrator, the Mortgage Loans serviced by Cenlar FSB) for such date.

Servicer Remittance Date:  The 18th day of each calendar month or, if such 18th day is not a Business Day, the next succeeding Business Day, commencing in February 2012.

Servicing Administrator: Redwood Residential Acquisition Corporation, as servicing administrator under the Cenlar FSB Servicing Agreement.

Servicing Administrator Fee:  As to any Distribution Date and each Mortgage Loan serviced by Cenlar FSB, an amount equal to the difference, if positive, between the Servicing Fee with respect to such Mortgage Loan and the servicing compensation payable to Cenlar FSB under the applicable Servicing Agreement.

Servicing Advances:  As defined in the applicable Servicing Agreement.

Servicing Agreement:  Each agreement listed on Exhibit H-2, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Servicing Fee payable with respect to the Mortgage Loans serviced by Cenlar FSB will be allocated by Cenlar FSB between the Servicing Administrator and Cenlar FSB as provided in the related Servicing Agreement.

Servicing Fee Rate:   For each Servicer, a per annum rate equal to 0.25% (or, in the case of the Mortgage Loans serviced by PHH Mortgage Corporation that provide for interest at a fixed rate for an initial period from origination and an adjustable rate thereafter, 0.375%); or such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement and the related Servicing Agreement.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than each Servicer, the Servicing Administrator, the Master Servicer, the Securities Administrator or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification:  Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with the related Servicing Agreement.

Servicing Officer:  Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

Sponsor: RWT Holdings, Inc., a Delaware corporation.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor. For the avoidance of doubt, the Stated Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

Step-Down Test:  As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) and Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

Second, cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date occurring in the period from February 2017 to and including January 2018, 30% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from February 2018 to and including January 2019, 35% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from February 2019 to and including January 2020, 40% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from February 2020 to and including January 2021, 45% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in February 2021 and thereafter, 50% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage:  As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date and a Mortgage Pool, the difference between 100% and the related Senior Percentage for such Distribution Date. The initial Subordinate Percentage for Pool 1 is 8.25% and the initial Subordinate Percentage for Pool 2 is 8.25%.

Subordinate Prepayment Percentage:  With respect to any Distribution Date and a Mortgage Pool, the difference between 100% and the related Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to any Distribution Date and Mortgage Pool, an amount equal to the sum of:

(1)           the related Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the related Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each Mortgage Loan in the related Mortgage Pool that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid

Minus the sum of:

(1)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(h); and

(2)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(i).

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the sum of the Class Subordination Percentage of such Class and the aggregate Class Subordinate Percentages of all Classes of Subordinate Certificates which have higher numerical Class designations than that Class is less than the Original Applicable Credit Support Percentage for that Class, no distribution of principal will be made to any such Classes on that Distribution Date. Instead, the Subordinate Principal Distribution Amounts on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based on their respective Class Principal Amounts.

Notwithstanding the above, with respect to each Class of Subordinate Certificates other than the Class B-1 Certificates, if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amount of all Classes of Subordinate Certificates that have a lower payment priority than that Class was reduced to less than or equal to 1.05% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amounts otherwise distributable to such Class or Classes on each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority, pro rata, based on their respective Class Principal Amounts and the excess, if any, will be included in the related Senior Principal Distribution Amount for such Distribution Date.

In addition, until the Class Principal Amount of each of the Class 1-A1 and Class 2-A1Certificates is reduced to zero, if on any Distribution Date, the Aggregate Subordinate Percentage for such Distribution Date is less than 8.25%, the Senior Principal Distribution Amounts for such Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero.

If on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates was reduced to less than or equal to 1.05% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amounts on each succeeding Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero, until the Class Principal Amounts of the Class 1-A1 and Class 2-A1 Certificates are reduced to zero, then all principal collections on the related Mortgage Loans distributable on that Distribution Date will be paid to the Subordinate Certificates then outstanding, sequentially in order of payment priority, until the Class Principal Amount of each such Certificate is reduced to zero.

Subsequent Recovery:  Any amount recovered by a Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any other previously Liquidated Mortgage Loans) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions that are identified in Item 1122(d) of Regulation AB required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement.

Substitution Amount:  For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to a Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, the amount by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC, the Middle Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 10.01(k).

Trust Fund:  As defined in Section 2.01 herein.

Trustee:  U.S. Bank National Association, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Undercollateralized Group: With respect to any Distribution Date, any Certificate Group with respect to which the aggregate Class Principal Amount of such Certificate Group is greater than the Aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool prior to any distributions of principal or allocations of Realized Losses on such Distribution Date.

Underwriter:  Each of Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC.

Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) 89-90 (58 Fed. Reg. 52899 (1990)), as most recently amended and restated by PTE 2007-5 (72 Fed. Reg. 13130 (March 20, 2007)) or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

Underwriting Agreement:  The Underwriting Agreement, dated January 20, 2012, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriters.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 98.00% of all Voting Interests shall be allocated to the Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates in proportion to their respective Certificate Principal Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class 1-AX Certificates and 1.00% of all Voting Interests shall be allocated to the Class 2-AX Certificates.  Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class R Certificates and Class LT-R Certificate shall not have any voting rights.

Section 1.02         Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01         Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgements, the Depositor’s rights under the Purchase Agreements and the Servicing Agreements and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and release of Mortgage Documents, and preparation and delivery of the certifications relating to the Trustee Mortgage Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgements and the Custodial Agreement. The Master Servicer, the Depositor, the Securities Administrator and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement and the Acknowledgements solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files.

Section 2.02         Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)         The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement and the exceptions set forth on the Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

(b)         Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in Sections 3.2 and 3.3 of the Custodial Agreement.

(c)         Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)         Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)         Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the Purchase Agreements, the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03         Representations and Warranties of the Depositor.

(a)         The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)          the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)         the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)        the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)        this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)         there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)        immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)       This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)      The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)        Other than the security interest or ownership interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)         None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)        The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04         Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)         Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i) represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

It is understood and agreed that the representations and warranties set forth in Section 2 of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase at the Repurchase Price or substitute that Mortgage Loan from the Trust Fund on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase or substitute the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase or substitute the Defective Mortgage Loan within 60 days from the date the defect was discovered. The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase or substitute any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount. The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.04(a) on behalf of the Trustee.

(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05         Obligations in Respect of Alleged Breach of Originator Representations and Warranties.

(a)          For so long as there is a Controlling Holder under this Agreement, the Trustee may pursue an action against an Originator, or may direct the Master Servicer to pursue an action against an Originator in respect of any alleged breach of a representation and warranty set forth in the applicable Purchase Agreement only upon its receipt of (i) written direction to do so by the Holders of 66 2/3% of the aggregate Voting Interests of the Class 1-A1, Class 1-AX, Class 2-A1 and Class 2-AX Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee or the Master Servicer, and to provide any indemnification reasonably requested by the Trustee and the Master Servicer. The Trustee shall provide notice to the Controlling Holder prior to taking any such action. However, Certificateholders shall not have the right to require the Trustee to pursue any action with respect to any Mortgage Loan as to which a final and binding decision by an arbitrator has already been issued, regardless of the particular claims made. In connection with any such action, the Master Servicer shall seek reimbursement for the Master Servicer's costs and expenses from the applicable Originator under the terms of the related Purchase Agreement. If the Master Servicer recovers any such costs and expenses from the Originator, the Master Servicer will pay such amounts to the Certificateholders that provided funds to the Trustee pursuant to the agreement described in clause (ii) above. Costs and expenses incurred by the Trustee and the Master Servicer pursuant to this Section 2.05(a) shall not be reimbursed by the Trust Fund. The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.05(a) on behalf of the Trustee.

(b)          The Master Servicer shall review or cause to be reviewed each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the related Purchase Agreement, to review whether there is evidence of the occurrence of any breaches of the representations and warranties given by an Originator under the related Purchase Agreement or if the Seller has a related repurchase obligation in the case of such breach that existed only as of the Closing Date. The Master Servicer may engage a third party to perform, or may itself perform, such review and report its findings to the Master Servicer. Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan. If as a result of such review, there is evidence that a breach of representation or warranty may have occurred requiring the Originator or the Seller to repurchase the related Mortgage Loan, then the Master Servicer will enforce such repurchase obligation, including participating in an arbitration proceeding pursuant to the related Purchase Agreement, if necessary. Any fees, costs and expenses incurred by the Master Servicer pursuant to this Section 2.05(b), to the extent not reimbursed by the Originator within ninety days of written request from the Master Servicer, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount. In connection with any such action against an Originator, the Master Servicer shall pursue reimbursement for the fees, costs and expenses of the Master Servicer from such Originator under the terms of the related Purchase Agreement. If the Master Servicer recovers any such fees, costs and expenses from the Originator, the Master Servicer will pay such amounts to the Trust Fund.

(c)          Furthermore, if there is no Controlling Holder under this Agreement, the Trustee may pursue an action against an Originator, or may direct the Master Servicer to pursue an action against an Originator, in respect of any alleged breach by an Originator of a representation and warranty set forth in the applicable Purchase Agreement, or against the Seller in the case of a circumstance where the Seller has an obligation to cure a breach, or repurchase or substitute for a Mortgage Loan, relating to the characteristics of the Mortgage Loans only upon its receipt of (i) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee and the Master Servicer, and to provide any indemnification reasonably requested by the Trustee and the Master Servicer. In connection with any such action, the Master Servicer shall seek reimbursement for the Master Servicer’s costs and expenses from such Originator under the terms of the applicable Purchase Agreement. If the Master Servicer recovers any such costs and expenses from the Originator, the Master Servicer will pay such amounts to the Certificateholders that provided funds to the Trustee pursuant to the agreement described in clause (ii) above. Costs and expenses incurred by the Trustee and the Master Servicer pursuant to this Section 2.05(c), to the extent not reimbursed by the Originator or the applicable Certificateholders, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount. The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.05(c) on behalf of the Trustee.

(d)          If an Originator has breached a representation under the related Purchase Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered. The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06         Intention of Parties.

(a)          Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the Seller or the Depositor, or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

Section 2.07         Controlling Holder Assumption of Purchase Agreement and Servicing Agreement Rights.

(a)          [Reserved].

(b)          By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights and all related responsibilities of the Trustee as “Purchaser” under each Purchase Agreement and Servicing Agreement as set forth in the “Controlling Holder Rights” section of each applicable Acknowledgement, and shall be entitled to exercise such rights in its sole discretion. The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder. The Controlling Holder agrees that it shall exercise its rights in such a manner as will maximize returns to all Classes of Certificateholders taken as a whole.

(c)          Each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Purchase Agreements and the Servicing Agreements; provided, however, that, except as otherwise provided in Section 2.05, neither the Master Servicer nor the Trustee shall be required to take any legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or Servicers with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

(d)          The Controlling Holder shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Purchase Agreements and the Servicing Agreements.

(e)          If the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Master Servicer, the Securities Administrator and the Trustee. If the Depositor has actual knowledge of a change in Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.

ARTICLE III

THE CERTIFICATES

Section 3.01         The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class B-4, Class B-5, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A. The Class B-4 and Class B-5 Certificates shall be issued initially as Definitive Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02         Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates. Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03         Transfer and Exchange of Certificates.

(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)           By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein. The Class A-IO Certificates may be purchased by and transferred only to QIBs (as defined in clause (i) below).

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

(ii)          The Certificate Registrar shall register the transfer of a Restricted Certificate, other than a Class A-IO Certificate, if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) in the case of an ERISA-Restricted Certificate that is not a Residual Certificate, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate (other than a Residual Certificate) by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate or a Certificate that is not an ERISA-Restricted Certificate but is not subject to an ERISA-Qualifying Underwriting that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)           Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04         Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05         Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

Section 3.06         Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07         Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08         Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09         Book-Entry Certificates.

(a)           Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)           the provisions of this Section 3.09 shall be in full force and effect;

(ii)          the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)         to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)         the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)          Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)           If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01         Custodial Accounts; Distribution Account.

(a)         On or prior to the Closing Date, each Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited.  On each Servicer Remittance Date, the Servicers will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

(b)         The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of U.S. Bank National Association, as Trustee for the benefit of Sequoia Mortgage Trust 2012-1 Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders. The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)          the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

(ii)         any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers or the Servicing Administrator; and

(iii)        any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)         In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)         On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may, with the consent of the Depositor, from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian, the Servicers or the Servicing Administrator any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

(e)         Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2012-1 Certificates. All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator. The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02         Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers) (the “Distribution Date Statement”):

(a)         the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)         the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)         the amount of the distributions set forth in clause (a) allocable to interest;

(d)         the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)         the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)          the Aggregate Stated Principal Balance of each Mortgage Pool (separately and in the aggregate), the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans, at the beginning and at the end of the related Prepayment Period;

(g)         the aggregate Substitution Amount and the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans , which information may be presented in a footnote;

(h)         the Senior Percentage and the Subordinate Percentage for each Mortgage Pool for the following Distribution Date;

(i)          the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for each Mortgage Pool for the following Distribution Date;

(j)          in the aggregate and with respect to each Mortgage Pool, the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and each Servicer, respectively, and the amount of any fees paid to the Custodian and the Trustee;

(k)         the aggregate amount of Advances for the related Due Period;

(l)          in the aggregate and with respect to each Mortgage Pool,  the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)        the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)         for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)         in the aggregate and with respect to each Mortgage Pool, the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)         in the aggregate and with respect to each Mortgage Pool, the amount of Realized Losses incurred during the preceding calendar month;

(q)         in the aggregate and with respect to each Mortgage Pool, the cumulative amount of Realized Losses incurred since the Closing Date;

(r)          the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)         the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(t)          the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Group;

(u)         any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(v)         the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(w)        the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(x)          the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(y)         in the aggregate and with respect to each Mortgage Pool, the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(z)          in the aggregate and with respect to each Mortgage Pool, the amount of any Subsequent Recoveries;

(aa)       in the aggregate and with respect to each Mortgage Pool, the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

(bb)       in the aggregate and with respect to each Mortgage Pool, the amounts of any Master Servicer Compensating Interest Payments and Servicer Compensating Interest Payments for such Distribution Date; and

(cc)       whether the Step-Down Test has been satisfied for such Distribution Date.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required to be reported on Form 10-D by Item 1121(a) and (b) (§229.1121) of Regulation AB.

The Securities Administrator shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

Section 4.03         Rule 17g-5 Compliance.

(a)          The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO certification in the form of Exhibit O,  make available on its Rule 17g-5 Website solely to the Depositor, each Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “SEMT 2012-1” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial, :

(i)
any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 6.06, 6.07, 6.14, 9.01, 9.02, 11.03 and 11.12 of this Agreement, as well as reports prepared in accordance with Sections 6.21, 6.22, 6.23 and 6.24 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)	any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)	a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website.   Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day.  The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be.  The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website.  Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed.  The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer.  The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information.  The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to each Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “SEMT 2012-1” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)          Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04         Rule 15Ga-1 Compliance.

(a)           To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee.  To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

(b)          In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c)           To the extent in its possession, the Trustee shall provide the Depositor with any applicable information required under Rule 15Ga-1 of the Exchange Act (the “Rule 15Ga-1 Information”) in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1.  The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form 10-D.  For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form 10-D, and the Securities Administrator shall be entitled conclusively to rely on any Rule 15Ga-1 Information provided to it by the Depositor for inclusion on each Form 10-D.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01         Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000, or in the case of  any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02         Distributions From the Distribution Account.

(a)          Subject to Sections 5.02(b), (h) and (i), on each Distribution Date, the Available Distribution Amount for the related Mortgage Pool (in the case of the Senior Certificates) and for the Mortgage Pools in the aggregate (in the case of the Subordinate Certificates), to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)           From the  Available Distribution Amount for Pool 1, to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on the Class 1-A1 Certificates, and then to the Class 1-AX Certificates, the Interest Distribution Amount for each such Class on such date and any accrued but unpaid Interest Shortfalls for such date and each such Class;

(ii)          From the Available Distribution Amount for Pool 1 remaining after application of priority (i) above,  to the Class 1-A1 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(iii)          From the  Available Distribution Amount for Pool 2, to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on the Class 2-A1 Certificates, and then to the Class 2-AX Certificates, the Interest Distribution Amount for each such Class on such date and any accrued but unpaid Interest Shortfalls for such date and each such Class;

(iv)         From the Available Distribution Amount for Pool 2 remaining after application of priority (iii) above,  to the Class 2-A1 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)          From the remaining Available Distribution Amount for Pool 1 and Pool 2 in the aggregate remaining after application of priorities, (i), (ii), (iii) and (iv) above, in the following order of priority:

(1)         to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(2)         to the Class B-1 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(3)          to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(4)         to the Class B-2 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(5)         to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(6)         to the Class B-3 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(7)         to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(8)         to the Class B-4 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(9)         to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(10)       to the Class B-5 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero; and

(vi)          To the Class LT-R Certificate and the Class R Certificate, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)          Notwithstanding the priority of distributions set forth in Section 5.02(a), on each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount for Pool 1 and Pool 2 will be combined and distributed to the remaining Classes of Pool 1 and Pool 2 Certificates, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, concurrently on a pro rata basis (based on the amount of Current Interest payable to each such Class); second, to pay principal on a pro rata basis (based on the Class Principal Amount of each such Class); and third, to the Class R and Class LT-R Certificates, any remaining Available Distribution Amount from Pool 1 and Pool 2 (in the aggregate) allocated as provided in Section 5.02(d).

(c)          Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes.  The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

(d)           Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(vi) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Interest shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

(e)          For purposes of distributions provided in Section 5.02(a), each Mortgage Pool shall “relate” to the Senior Class of the applicable related Certificate Group.

(f)           For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(g)          Amounts distributed to the Certificates (other than the Class LT-R Certificate pursuant to this Section shall be deemed to have first been distributed by the Lower Tier REMIC to the  Middle Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement, and then from the Middle Tier REMIC to the Upper Tier REMIC in respect of the Middle Tier REMIC regular interests in accordance with the distribution provisions for the Middle Tier REMIC set forth in the Preliminary Statement.

(h)          Notwithstanding the priority of distributions set forth in Section 5.02(a), if on any Distribution Date prior to the Credit Support Depletion Date (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the aggregate of the Class Principal Amounts of the Senior Certificates relating to one of the Mortgage Pools has been reduced to zero or will be reduced to zero after giving effect to distributions on such Distribution Date, then that portion of the Available Distribution Amount for each Mortgage Pool described in Section 5.02(a)(ii) or 5.02(a)(iv), as applicable,  that represents principal collections on the Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates in the other Certificate Group, in reduction of, and in proportion to, the Class Principal Amounts thereof.

(i)           If, on any Distribution Date, any Certificate Group would constitute an Undercollateralized Group and the other Certificate Group would constitute an Overcollateralized Group, then notwithstanding Section 5.02(a)(ii) and 5.02(a)(iv), the Available Distribution Amount for an Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group shall be distributed, up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group, to the Senior Certificates related to the Undercollateralized Group, in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

Section 5.03         Allocation of Losses.

(a)          On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by each Servicer.

(b)          On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, in the case of a Mortgage Loan in Pool 1 that sustained such loss, to the Class 1-A1 Certificates, and in the case of a Mortgage Loan in Pool 2 that sustained such loss, to the Class 2-A1 Certificates, in each case, until the Class Principal Amount of such Class of Senior Certificates is reduced to zero.

(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding the Class Principal Amount of the Class 1-A1 or Class 2-A1 Certificates, as applicable, relating to the Mortgage Pool that sustained such loss shall be reduced by the Certificate Writedown Amount.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans  in a Mortgage Pool shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Certificate Writedown Amount or Realized Loss relating to such Mortgage Pool (in the case of any Senior Certificates)  will be increased, in order of seniority, by the amount of such Subsequent Recovery.

(f)           Realized Losses and any Certificate Writedown Amounts allocated by this Section to a Class of Certificates shall be allocated to the Middle-Tier Interest that corresponds to both such Class of Certificates and to the Pool giving rise to such Realized Losses or Certificate Writedown Amounts, as applicable, and shall reduce the Class Principal Amount of such Middle-Tier Interest by the same amount that the Class Principal Amount of the Corresponding Class of Certificates is reduced pursuant to the provisions of this Section as a result of the Realized Losses or Certificate Writedown Amounts derived from such corresponding Pool.  Realized Losses and any Certificate Writedown Amounts shall be allocated to the Lower-Tier Interests in the manner set forth in the definition for Lower-Tier REMIC Realized Losses.  Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the Middle-Tier Interest that corresponds to both such Class of Certificates and to the Pool giving rise to such Subsequent Recoveries.  Such Subsequent Recoveries shall be deemed to have been distributed to the Lower-Tier Interest Z-1 or Z-2 that corresponds to the Pool giving rise to such Subsequent Recoveries.  To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the Class Principal Amount of the corresponding Middle-Tier Interest shall be increased by the same amount that the Class Principal Amount of such Class of Certificates is increased pursuant to the provisions of this Section as a result of the Subsequent Recoveries derived from such Pool and the Class Principal Amount of the Lower-Tier Interests Z-1 and Z-2 shall be increased by the same amount as derives from Pool 1 or Pool 2, respectively.

(g)          Any Class of Certificates, Middle-Tier Interest or Lower-Tier Interest whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that no such Class of Certificates will have voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

Section 5.04         Servicer Obligations.

In the event of any inconsistency between this Agreement and a Servicing Agreement with respect to obligations of a Servicer, the provisions of the applicable Servicing Agreement shall govern such obligations.

Section 5.05         Advances by Master Servicer.

If any Servicer (other than Cenlar FSB) or the Servicing Administrator fails to remit any Advance required to be funded under the applicable Servicing Agreement, the Master Servicer shall itself fund, or shall cause the successor Servicer or successor Servicing Administrator to fund, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer or the Servicing Administrator) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer, each Servicer (other than Cenlar FSB) and the Servicing Administrator shall be entitled to be reimbursed for all Advances funded by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06         Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01         Duties of Trustee and the Securities Administrator.

(a)           The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

(c)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.   No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)           The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)          For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)         For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)         No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreements or the Custodial Agreement; and

(v)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicers, the Custodian or the Controlling Holder.  If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

(d)          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)          None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)           Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)          Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or any Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)           Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)           Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

(k)           The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02         Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)          Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)          Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)          Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)          Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)          Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Custodian, the Paying Agent, the Authenticating Agent, the Securities Administrator or the Certificate Registrar under this Agreement or the Custodial Agreement, as applicable;

(f)           Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)          Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)           Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement, the Purchase Agreements or the Servicing Agreements, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee.  In the event that the Trustee receives written direction from the requisite percentage of Certificateholders in accordance with Section 2.05 to make such investigation, then the Trustee shall direct the Master Servicer to engage a third party or Wells Fargo Bank, N.A. to perform such investigation and report its findings, the expense of which shall be included in the costs and expenses for which the Master Servicer is entitled to be reimbursed in accordance with Section 2.05.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03         Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.   The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness.  Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04         Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05         Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer, any Servicer or the Servicing Administrator.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch, or if not rated by Fitch, the equivalent rating by KBRA, Moody’s or S&P, and (iii) not be the originator of any of the Mortgage Loans, a Servicer, the Depositor or an Affiliate of the Depositor.

Section 6.06         Resignation and Removal of Trustee and the Securities Administrator.

(a)           Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.21, 6.22, 6.23, 6.24 and 11.16 of this Agreement.  The successor trustee shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Trustee and the successor securities administrator shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Securities Administrator.

(b)           If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.21, 6.23 and 6.24, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by a Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer.  The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)           Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07         Successor Trustee and Successor Securities Administrator.

(a)           Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.  The predecessor securities administrator shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor securities administrator acted as Securities Administrator hereunder.

(b)           No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)          Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency through the Rule 17g-5 Information Provider.  The expenses of such mailing shall be borne by the Master Servicer.

Section 6.08         Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09         Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)          Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)          Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)          all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)         no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)         the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)          Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)          No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)           The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)          The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10         Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)          Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)          Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11         Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of  the definition of Available Distribution Amount, U.S. Bank National Association, both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or  the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Purchase Agreements, the Servicing Agreements, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside U.S. Bank National Association (in the case of U.S. Bank National Association personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Master Servicer and the Securities Administrator.

In connection with any claim as to which indemnification is to be sought hereunder:

(i)           the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)          while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)         notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12         Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, Authenticating Agent, the Trustee and the Custodian.

(a)          Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)          As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee equal to $3,500  per annum, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer.  Each successor master servicer and each successor trustee hereby agree to be bound by the terms of such agreement.  Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

(c)          The Master Servicer shall pay, from the Master Servicing Fee, the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated, the Master Servicer shall pay such fees and expenses of any successor custodian pursuant to a new custodial agreement to be entered into among the Depositor, the Seller, the Trustee, the successor custodian and the Master Servicer.

Section 6.13         Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement.  The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14         Events of Default; Trustee to Act; Appointment of Successor.

(a)          The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)           Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

(ii)          Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)         A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or a Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)         The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)          The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)         The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)        If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

(viii)       A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)          The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles;

(x)           Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary.  If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.  The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables.  For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and each Rating Agency through the  Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to fund Advances as required under this Agreement.

(b)          On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case,  another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)          Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor master servicer the certification required pursuant to the first sentence of Section 6.20(e).

(d)          In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)          To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15         Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16         Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of a Servicer or the Servicing Administrator under the related Servicing Agreement or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any Advances or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any event of default under a Servicing Agreement or Event of Default hereunder arising therefrom shall be deemed to have been remedied for every purpose of the related Servicing Agreement and/or this Agreement, as applicable.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17         Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18         Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19         Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20         Preparation of Tax Returns and Other Reports.

(a)           The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law.  The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)           The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21         Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)          Reports Filed on Form 10-D.

(i)           Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (1) the parties set forth thereon shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)           After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 6.21.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)          Reports Filed on Form 10-K.

(i)           On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2013, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custodial Agreement and the related Servicing Agreement, (1) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer, the Servicing Administrator and the Securities Administrator as described under Section 6.22, (2)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Custodian, each Servicing Function Participant, the Master Servicer, the Servicing Administrator, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23 and the Custodial Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (3)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24 and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (4) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)          As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2013, (1) the parties set forth on Exhibit M shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in  Form 10-K pursuant to this paragraph.

(iii)         After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents  (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)          Reports Filed on Form 8-K.

(i)           Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)          As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (1) the parties to this transaction shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.  The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit from such parties any Form 8-K Disclosure Notification.

(iii)         After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)          Delisting; Amendments; Late Filings.

(i)           If the Depositor determines that the requirements for suspension of  the Trust Fund’s Exchange Act reporting requirements set forth in Rule 15d-22(b) of the Exchange Act and  any other applicable regulation are satisfied, it shall so notify the Securities Administrator.  Following receipt of such notice, the Securities Administrator shall prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Securities Administrator, and the Securities Administrator shall recommence preparing and filing required Exchange Act reports.  Prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (1) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (2) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (3) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (2) above); (4) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (5) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

(ii)          In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

(e)          Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall provide, and each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator  shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certificate”), in the form attached hereto as Exhibit J (or in such other form attached to the applicable Servicing Agreement), upon which the Depositor and its officers, directors and Affiliates can reasonably rely.  In the event that a Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certificate to the Depositor pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer the Back-Up Certificate as may be required pursuant to the related Servicing Agreement.

Section 6.22         Annual Statements of Compliance.

(a)          The Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2013, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

(b)          In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)          The Master Servicer shall enforce any obligation of any Servicer and the Servicing Administrator, to the extent set forth in the related Servicing Agreement, to deliver to the Depositor an Item 1123 Certificate.

Section 6.23         Annual Assessments of Compliance.

(a)           On or before March 1 of each calendar year, commencing in March 2013, the Master Servicer, the Servicing Administrator, the Securities Administrator and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)          No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, each Servicer, the Servicing Administrator and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer, each Servicer and the Servicing Administrator (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.

(c)          Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K or the applicable exhibit to each Servicing Agreement in respect of each Servicer and the Servicing Administrator and notify the Depositor of any exceptions.

(d)          In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.  The Master Servicer shall include all Assessments of Compliance received by it from the Servicers, the Servicing Administrator and the Custodian with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

(f)          The obligations of each party to provide assessments of compliance and attestations under this Section 6.23 and Section 6.24 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust Fund is required to continue to file reports under the Exchange Act as contemplated in Section 6.21(d)(i).

Section 6.24         Accountant’s Attestation.

(a)          On or before March 1 of each calendar year, commencing in 2013, the Master Servicer, the Servicing Administrator, the Securities Administrator and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)          Promptly after receipt of each Accountant’s Attestation from the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)          The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers, the Servicing Administrator and the Custodian with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)          In the event the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian, any Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, the Custody Agreement or a Servicing Agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.25         Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22, 6.23 and 6.24  of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) each party shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Each of the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Statement of Compliance, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Statement of Compliance, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning such party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01         Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)          The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)          In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)          The Depositor, the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)          On any date on which the Aggregate Stated Principal Balance is less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price.  The Master Servicer shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions.  The Depositor, the Securities Administrator and the Trustee hereby consent to any such exercise.

Section 7.02         Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03         Additional Trust Fund Termination Requirements.

(a)          Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)           Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)          Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)         On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)         In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)          By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01         Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02         Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03         Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01         Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)          The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers and the Servicing Administrator under the Servicing Agreements.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with each Servicer and the Servicing Administrator as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each Servicer and shall enforce the obligation of each Servicer and the Servicing Administrator duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by such Servicer or the Servicing Administrator under the related Servicing Agreement.  The Master Servicer shall independently and separately monitor each Servicer’s servicing activities and the activities of the Servicing Administrator with respect to each related Mortgage Loan in respect of the provisions of the applicable Servicing Agreement, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to the records of each Servicer and the Master Servicer, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Distribution Account pursuant to the related Servicing Agreement.  The Master Servicer shall, in accordance with each Servicing Agreement, oversee matters relating to the servicing of defaulted Mortgage Loans, including approving certain Mortgage Loan modifications, reviewing environmental reports related to foreclosed Mortgage Properties to determine whether to proceed with a foreclosure, approving certain actions relating to the management of REO Property and approving the release of the original borrower of a Mortgage Loan in connection with Mortgage Loan assumptions.  In its review of the activities of any Servicer and the Servicing Administrator, the Master Servicer may rely upon an Officer’s Certificate of such Servicer or the Servicing Administrator (or similar document signed by an officer of such Servicer or the Servicing Administrator), and such Servicer’s or the Servicing Administrator’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the related Servicing Agreement, with regard to such Servicer’s or the Servicing Administrator’s compliance with the terms of its Servicing Agreement.  Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of any Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of any Servicer.

Upon the occurrence of an event that, unless cured, would constitute grounds for termination of a Servicer under the related Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default.  So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder.  Notwithstanding the immediately preceding sentence, if the event of default is the failure of a Servicer or the Servicing Administrator to remit any payment required to be made under the terms of the applicable Servicing Agreement, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of such Servicer or the Servicing Administrator pursuant to the applicable provisions of the related Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained; provided that, upon the occurrence of such an event of default by the Servicing Administrator, the Master Servicer may, at its option, terminate all of the rights and powers of Cenlar FSB pursuant to the Cenlar FSB Servicing Agreement unless such a waiver has been obtained.

(b)          Upon any termination by the Master Servicer of the rights and powers of a Servicer or the Servicing Administrator pursuant to the related Servicing Agreement, the rights and powers of the Servicer or the Servicing Administrator with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer or the Servicing Administrator in its capacity as Servicer or Servicing Administrator with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee, such consent not to be unreasonably withheld, a successor to the Servicer or the Servicing Administrator; provided that, with respect to the appointment of a successor servicer, in accordance with the applicable provisions of the related Servicing Agreement, such successor servicer shall be a Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS; provided, further, that no Trustee consent shall be required if the successor servicer or successor servicing administrator is a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer or a successor servicing administrator (including the Master Servicer).  Upon appointment of a successor servicer or successor servicing administrator, as authorized under this Section 9.01(b), unless the successor servicer or successor servicing administrator shall have assumed the obligations of the terminated Servicer or the terminated Servicing Administrator, as applicable, under such Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement or into an agreement with such successor servicing administrator in a form mutually agreed upon by the parties thereto.  In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer or successor servicing administrator as it and such successor shall agree.  The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to a Servicer under the Servicing Agreements if such increase is, in its good faith and judgment,  necessary or advisable to engage a successor servicer.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.  To the extent the successor servicer assumes the obligations of the terminated Servicer under the applicable Servicing Agreement, the Master Servicer may amend such Servicing Agreement to effect such change to the Servicing Fee without the consent of the Certificateholders.

The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or the servicing administration by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer or terminated Servicing Administrator, as applicable, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04.  To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing or servicing administration with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer or the Servicing Administrator being replaced or for the errors or omissions of such Servicer or the Servicing Administrator .

(c)          Upon any termination of the rights and powers of any Servicer or the Servicing Administrator pursuant to the applicable Servicing Agreement, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer or successor servicing administrator, as the case may be, has succeeded the Servicer or the Servicing Administrator, as applicable, under the related Servicing Agreement, which notice shall also specify the name and address of any such successor servicer or successor servicing administrator .

Section 9.02         Assumption of Master Servicing by Trustee.

(a)          In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and each Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to each Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if such Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)          The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 9.03         Representations, Warranties and Covenants of the Master Servicer.

(a)          The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)           it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)          the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)         this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)         the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)          the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)         no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)        the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

(viii)       no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)          the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)          It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)          The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer.  The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(d)          The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements.  Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation.  Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(d) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04         Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection with the termination of a Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or servicing administration by the Master Servicer.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05         Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06         Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07         Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08         Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers under this Agreement.

Section 9.09         Indemnification; Third-Party Claims.

In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10         Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01         REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for each REMIC for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)           The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

(e)           The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)           The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders.  The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)          Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)          The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)           No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)           None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)          The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder of the Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

Section 10.02         Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement or (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b)  adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03         Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 10.04         REO Property.

(a)          Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)          The Depositor shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01         Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02         Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03         Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions or (v) if necessary in order to avoid a violation of any applicable law or regulation.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

(b)           This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and each Rating Agency through the Rule 17g-5 Information Provider.  The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)           It shall not be necessary for the consent of Holders under this Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.  In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to any Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to each Rating Agency through the Rule 17g-5 Information Provider.

(f)           Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

Section 11.04         Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 11.05         Provision of Information.

(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)           The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the written request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06         Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07         Notices.

(a)          All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2012-1

In the case of the Seller:

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2012-1

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland  21046

(or, for overnight deliveries:
9062 Old Annapolis Road
Columbia, Maryland 21045)

Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager — Sequoia Mortgage Trust 2012-1

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Facsimile number: 1-866-614-1273
Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com
Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-1

In the case of the Trustee:

U.S. Bank National Association
Structured Finance
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Sequoia Mortgage Loan Trust 2012-1

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)          Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com.  Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

Section 11.08         Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09                Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10                Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11                Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 11.12                Special Notices to the Rating Agencies.

(a)           The Depositor shall give prompt notice to each Rating Agency through the Rule 17g-5 Information Provider of the occurrence of any of the following events of which it has notice:

(i)           any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)          any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)          the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

(iv)         any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)          the termination of any successor to any Master Servicer pursuant to Section 6.14;

(vi)         the making of a final payment pursuant to Section 7.01; and

(vii)        any termination of the rights and obligations of a Servicer or the Servicing Administrator under any Servicing Agreement and any transfer of servicing or servicing administration under any Servicing Agreement.

(b)          All notices to the Rating Agencies provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as follows:

If to Fitch, to:
Fitch, Inc.
One State Street Plaza, 30th Floor
New York, NY  10004
Attn: SEMT 2012-1

If to KBRA, to:
Kroll Bond Rating Agency, Inc.
599 Lexington Avenue
New York, NY  10022
Attention:  RMBS Surveillance
Email: rmbssurveillance@krollbondratings.com

(c)           The Securities Administrator shall provide or make available to each Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02 and the reports filed on Form 10-K pursuant to Section 6.21(b)(i)(1) through (4).  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency through the Rule 17g-5 Information Provider such information as a Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

Section 11.13                Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

Section 11.14                Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15                No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as Master Servicer

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as Securities Administrator and Rule 17g-5 Information Provider

By:
Name:
Title:

Solely for purposes of Section 2.04 and Section 2.06(b)
accepted and agreed to by:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,
as Seller

By:
Name:
Authorized Signatory

Solely for purposes of Section 2.07
accepted and agreed to by:

SEQUOIA MORTGAGE FUNDING CORPORATION,
as Controlling Holder

By:
Name:
Authorized Signatory

EXHIBIT A

FORMS OF CERTIFICATES

A-1

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-Al

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class 1-A1 Certificates: $179,733,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $179,733,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AA5

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 1-A1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of the Class of 1-AX and 2-AX Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-Al

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class 2-A1 Certificates: $201,698,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $201,698,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AB3

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of the Class of 1-AX and 2-AX Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.  THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-AX

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Amount of the Class 1-AX Certificates: $179,733,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Notional Amount of this Certificates: $179,733,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AC1

3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class 1-AX Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose

4

.
IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.  THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-AX

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Amount of the Class 2-AX Certificates: $201,698,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Notional Amount of this Certificates: $201,698,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AD9

3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-AX Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-1 Certificates: $11,016,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $11,016,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AE7

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-2 Certificates: $8,315,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $8,315,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AF4

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

5

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-3 Certificates: $5,197,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $5,197,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AG2

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

4

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-4 Certificates: $5,404,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $5,404,000 Cut-off Date: January 1, 2012 CUSIP: 81744T AH0

3

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-5 Certificates: $4,365,134 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $4,365,134 Cut-off Date: January 1, 2012 CUSIP: 81744T AJ6

3

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”).

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this Certificate: 100% Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Cut-off Date: January 1, 2012 CUSIP: 81744T AK3

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THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”).

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.  THIS CERTIFICATE REPRESENTS AN INTEREST IN BOTH THE MIDDLE TIER REMIC AND THE LOWER TIER REMIC CREATED UNDER AND PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).

2

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this Certificate: 100% Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: January 2042 NUMBER 1	Cut-off Date: January 1, 2012 CUSIP: 81744T AL1

3

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in February 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

5

SEQUOIA MORTGAGE TRUST 2012-1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class 1-A1, Class 2-A1, Class R, Class LT-R, Class 1-AX, Class 2-AX, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2012-1 or at such other address as the Securities Administrator may designate from time to time.

6

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class 1-A1, Class 2-A1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the 1-A1, Class 2-A1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class 1-AX and Class 2-AX Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.
That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.
That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.  For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.
That the Purchaser is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate.

5.
That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of  January 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee with respect to Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.
That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.
That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.
That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.
That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.  “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.
That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the _____ day of __________ 20__.

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________
Date

Re:             Sequoia Mortgage Trust 2012-1
Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

See Exhibit 10.26

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:         Sequoia Mortgage Trust 2012-1
Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of  January 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR
QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

E-2-1

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of  January 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank National Association as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

F-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the
_____ day of __________ 20___.

G-2

EXHIBIT H-1

LIST OF PURCHASE AGREEMENTS

1.
Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation (“RRAC”) and First Republic Bank, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of April 8, 2011, between DLJ Mortgage Capital, Inc. and First Republic Bank, as modified by the related Acknowledgement.

3.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

4.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between RRAC and PrimeLending, a PlainsCapital Company, as modified by the related Acknowledgement.

5.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between RRAC and Flagstar Capital Markets Corporation, as modified by the related Acknowledgement.

6.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between RRAC and Wintrust Mortgage, a Division of Barrington Bank and Trust, as modified by the related Acknowledgement.

7.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between RRAC and Sterling Savings Bank, as modified by the related Acknowledgement.

8.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and GuardHill Financial Corporation, as modified by the related Acknowledgement.

9.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Cole Taylor Bank, as modified by the related Acknowledgement.

H-1

EXHIBIT H-2

LIST OF SERVICING AGREEMENTS

1.
Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation (“RRAC”) and First Republic Bank, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of April 8, 2011, between DLJ Mortgage Capital, Inc. and First Republic Bank, as modified by the related Acknowledgement.

3.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

4.
Flow Mortgage Loan Servicing Agreement, dated as of August 1, 2011, between RRAC and Cenlar FSB, as amended by Amendment No. 1 to the Flow Mortgage Loan Servicing Agreement, dated November 3, 2011, and as modified by the related Acknowledgement.

5.
Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement, dated as of May 5, 2011, among RRAC, Select Portfolio Servicing, Inc. and DLJ Mortgage Capital, Inc., as modified by the related Acknowledgement.

H-2

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as securities administrator
Fax:  443-367-3307
Email:  cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.
Fax:  415-381-1773
Email:  Sequoia.Notices@redwoodtrust.com

Attn:  Corporate Trust Services- Sequoia Mortgage Trust 2012-1, Mortgage Pass-Through Certificates, Series 2012-1_—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee, with respect to Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],
as [role]

By:
Name:
Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2012-1 (the “Trust”)
Mortgage Pass-Through Certificates

Re:          The Pooling and Servicing Agreement, dated as of  January 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee with respect to Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates.

I, __________________________, the _________________________ of [NAME OF COMPANY] (the “Company”) certify to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)                I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)                To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Company’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)                To my knowledge, the distribution information required to be provided by the Company under the Pooling and Servicing Agreement has been provided to the Securities Administrator for inclusion in the Reports is included in the Reports;

(4)                I am responsible for reviewing the activities performed by the Company under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Company required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Company has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

(5)                The report on assessment of compliance with servicing criteria applicable to the Company for asset-backed securities of the Company and each Subcontractor utilized by the Company and the related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to the Annual Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Company has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

By:

[Signature]
[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
		X	X
1122(d)(2)(v)
Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
		X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.		X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A	N/A
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
		N/A	N/A	N/A
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A	N/A
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
		N/A	N/A	N/A
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
		N/A	N/A	N/A

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
		N/A	N/A	N/A
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
		N/A	N/A	N/A
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the Distribution Date Statement	Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the Distribution Date Statement	Depositor
Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.
Depositor

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Distribution Date Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
All parties (as to themselves)
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.
All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.
Depositor Master Servicer Securities Administrator
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.
Securities Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Master Servicer/Securities Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Depositor/Securities Administrator

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.
Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT O

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR
[Date]

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: RMBS – SEMT 2012-1

Attention:	Sequoia Mortgage Trust 2012-1,
Mortgage Pass-Through Certificates, Series 2012-1

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank National Association, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.	The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).
2.
The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.

3.	The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.	The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

O-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

Schedule A-1

	1	2	3	4	5	6	7	8	9	10
KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000938	0.002500			1000312	2	1300000980	1	1	0
2	1000938	0.002500			1000536	2	1050001057	1	1	0
3	1002338	0.002500			1002338	2	3000002004	1	1	0
4	1002338	0.002500			1002338	2	909000135	1	1	0
5	1002338	0.002500			1002338	1	868000009	1	1	0
6	1000200	0.002500			1000200	2	2000000985	1	1	0
7	1000383	0.002500			1000536	1	1050001815	1	1	0
8	1002338	0.002500			1002338	2	3000001124	1	1	0
9	1000200	0.003750			1000200	1	2000000817	2	1	0
10	1000383	0.002500			1001863	2	1000001574	1	1	0
11	1002338	0.002500			1002338	1	3000000531	2	1	0
12	1002338	0.002500			1002338	1	869000011	1	1	0
13	1000938	0.002500			1000536	2	1050001035	1	1	0
14	1000938	0.002500			1000536	1	1050000663	2	1	0
15	1000938	0.002500			1000536	2	1050001065	1	1	0
16	1002338	0.002500			1002338	2	3000001305	1	1	0
17	1000938	0.002500			1000536	1	1050001087	1	1	0
18	1000383	0.002500			1000536	2	1050001571	1	1	0
19	1000383	0.002500			1000536	1	1050001189	1	1	0
20	1000938	0.002500			1000536	1	1050001007	2	1	0
21	1000383	0.002500			1008808	2	1650001624	1	1	0
22	1000383	0.002500			1000312	1	1300001182	1	1	0
23	1002338	0.002500			1002338	1	868000013	1	1	0
24	1000938	0.002500			1000536	2	1050000977	1	1	0
25	1000938	0.002500			1000536	1	1050001098	2	1	0
26	1000200	0.002500			1000200	2	2000001184	1	1	0
27	1000938	0.002500			1000536	2	1050001086	1	1	0
28	1000383	0.002500			1008498	2	1150001401	1	1	0
29	1002338	0.002500			1002338	1	868000007	1	1	0
30	1000938	0.002500			1000536	2	1050000900	1	1	0
31	1000938	0.002500			1000536	2	1050000905	1	1	0
32	1000383	0.002500			1000536	2	1050001194	1	1	0
33	1000383	0.002500			1008498	2	1150001498	1	1	0
34	1000383	0.002500			1000312	2	1300001380	1	1	0
35	1000200	0.002500			1000200	2	2000000958	1	1	0
36	1000200	0.002500			1000200	2	2000000968	1	1	0
37	1000938	0.002500			1000536	2	1050001101	1	1	0
38	1000383	0.002500			1000536	1	1050001157	1	1	0
39	1000938	0.002500			1000536	2	1050001118	1	1	0
40	1002338	0.002500			1002338	1	868000017	1	1	0
41	1000383	0.002500			1000536	1	1050001167	1	1	0
42	1000383	0.002500			1000312	2	1300001181	1	1	0
43	1002338	0.002500			1002338	1	3000000613	2	1	0
44	1002338	0.002500			1002338	2	3000001072	1	1	0
45	1000383	0.002500			1000536	2	1050001275	1	1	0
46	1000383	0.002500			1000312	2	1300001221	1	1	0
47	1000938	0.002500			1000536	2	1050001011	1	1	0
48	1000938	0.002500			1000536	2	1050000970	1	1	0
49	1002338	0.002500			1002338	1	868000032	1	1	0
50	1000383	0.002500			1000536	1	1050001155	1	1	0
51	1000938	0.002500			1000536	2	1050000967	1	1	0
52	1000938	0.002500			1000536	1	1050000773	2	1	0
53	1000383	0.002500			1000536	2	1050001187	1	1	0
54	1000383	0.002500			1000536	1	1050001117	1	1	0
55	1002338	0.002500			1002338	1	868000011	1	1	0
56	1000938	0.002500			1000536	1	1050000786	2	1	0
57	1000383	0.002500			1000536	1	1050001249	1	1	0
58	1000200	0.003750			1000200	1	2000000343	2	1	0
59	1000383	0.002500			1000536	1	1050001256	1	1	0
60	1000938	0.002500			1000536	2	1050000808	1	1	0
61	1000938	0.002500			1000536	1	1050001090	1	1	0
62	1000938	0.002500			1000536	1	1050000992	2	1	0
63	1000383	0.002500			1000536	1	1050001340	1	1	0
64	1000383	0.002500			1000536	1	1050001092	2	1	0
65	1002338	0.002500			1002338	1	3000000640	2	1	0
66	1000383	0.002500			1008498	2	1150001373	1	1	0
67	1000383	0.002500			1000536	2	1050001169	1	1	0
68	1002338	0.002500			1002338	2	3000001082	1	1	0
69	1000200	0.002500			1000200	2	2000000984	1	1	0
70	1002338	0.002500			1002338	1	868000026	1	1	0
71	1000383	0.002500			1008498	2	1150001400	1	1	0
72	1002338	0.002500			1002338	1	868000034	1	1	0
73	1000938	0.002500			1000536	2	1050000882	1	1	0
74	1000938	0.002500			1001863	2	1000001033	1	1	0
75	1002338	0.002500			1002338	2	3000001348	1	1	0
76	1000200	0.002500			1000200	2	2000001515	1	1	0
77	1002338	0.002500			1002338	1	3000000668	2	1	0
78	1000200	0.003750			1000200	1	2000000804	2	1	0
79	1000938	0.002500			1000312	2	1300000953	1	1	0
80	1000383	0.002500			1008498	2	1150001395	1	1	0
81	1000200	0.003750			1000200	1	2000000641	2	1	0
82	1000938	0.002500			1000536	2	1050001045	1	1	0
83	1000200	0.002500			1000200	2	2000001183	1	1	0
84	1000938	0.002500			1000536	1	1050001066	2	1	0
85	1000383	0.002500			1000536	2	1050001307	1	1	0
86	1002338	0.002500			1002338	1	868000020	1	1	0
87	1000938	0.002500			1000536	1	1050001070	2	1	0
88	1002338	0.002500			1002338	1	3000000463	2	1	0
89	1000200	0.002500			1000200	2	2000000627	1	1	0
90	1000383	0.002500			1000536	1	1050001777	2	1	0
91	1000938	0.002500			1000536	2	1050001023	1	1	0
92	1000938	0.002500			1000312	2	1300001077	1	1	0
93	1000383	0.002500			1000536	1	1050001254	1	1	0
94	1002338	0.002500			1002338	1	3000000385	2	1	0
95	1002338	0.002500			1002338	1	868000031	1	1	0
96	1002338	0.002500			1002338	1	868000019	1	1	0
97	1000938	0.002500			1000536	2	1050001044	1	1	0
98	1000200	0.002500			1000200	2	2000001022	1	1	0
99	1000938	0.002500			1000536	2	1050000975	1	1	0
100	1000938	0.002500			1000312	1	1300000942	2	1	0
101	1000938	0.002500			1000536	2	1050000941	1	1	0
102	1000383	0.002500			1008498	2	1150001371	1	1	0
103	1000938	0.002500			1000536	2	1050001036	1	1	0
104	1000938	0.002500			1000536	2	1050000893	1	1	0
105	1000383	0.002500			1008498	2	1150001970	1	1	0
106	1000383	0.002500			1000536	1	1050001253	1	1	0
107	1000938	0.002500			1000536	1	1050000809	2	1	0
108	1000200	0.003750			1000200	1	2000000918	2	1	0
109	1000383	0.002500			1000536	2	1050001168	1	1	0
110	1000938	0.002500			1000536	2	1050001111	1	1	0
111	1002338	0.002500			1002338	1	3000000508	2	1	0
112	1000383	0.002500			1008498	2	1150001597	1	1	0
113	1000383	0.002500			1000536	1	1050001621	1	1	0
114	1002338	0.002500			1002338	2	3000001233	1	1	0
115	1000938	0.002500			1000536	2	1050001010	1	1	0
116	1002338	0.002500			1002338	2	909000126	1	1	0
117	1000383	0.002500			1008498	2	1150001383	1	1	0
118	1002338	0.002500			1002338	1	868000024	1	1	0
119	1000938	0.002500			1000536	2	1050000861	1	1	0
120	1000383	0.002500			1000536	1	1050001433	1	1	0
121	1002338	0.002500			1002338	1	868000006	1	1	0
122	1000938	0.002500			1000536	2	1050000982	1	1	0
123	1000200	0.002500			1000200	2	2000000993	1	1	0
124	1000938	0.002500			1000536	1	1050000821	2	1	0
125	1000383	0.002500			1000312	2	1300001516	1	1	0
126	1002338	0.002500			1002338	2	3000001053	1	1	0
127	1002338	0.002500			1002338	1	868000002	1	1	0
128	1000200	0.002500			1000200	1	2000001271	1	1	0
129	1000383	0.002500			1000312	1	1300001012	2	1	0
130	1000383	0.002500			1008498	2	1150001399	1	1	0
131	1002338	0.002500			1002338	2	909000134	1	1	0
132	1002338	0.002500			1002338	2	3000001349	1	1	0
133	1002338	0.002500			1002338	2	3000001595	1	1	0
134	1002338	0.002500			1002338	1	3000000779	2	1	0
135	1002338	0.002500			1002338	2	3000000913	1	1	0
136	1000383	0.002500			1008498	2	1150001384	1	1	0
137	1000200	0.003750			1000200	1	2000000956	2	1	0
138	1002338	0.002500			1002338	2	3000001357	1	1	0
139	1000938	0.002500			1001863	2	1000001034	1	1	0
140	1000200	0.002500			1000200	2	2000000867	1	1	0
141	1002338	0.002500			1002338	2	3000001334	1	1	0
142	1002338	0.002500			1002338	1	868000029	1	1	0
143	1000200	0.002500			1000200	2	2000000990	1	1	0
144	1000938	0.002500			1001863	2	1000000897	1	1	0
145	1000938	0.002500			1000536	2	1050000947	1	1	0
146	1000200	0.002500			1000200	2	2000000972	1	1	0
147	1000383	0.002500			1008498	2	1150001372	1	1	0
148	1000383	0.002500			1008498	2	1150001855	1	1	0
149	1000200	0.003750			1000200	1	2000000027	2	1	0
150	1002338	0.002500			1002338	1	868000035	1	1	0
151	1000200	0.002500			1000200	2	2000001075	1	1	0
152	1000200	0.002500			1000200	2	2000000581	1	1	0
153	1000383	0.002500			1000536	1	1050001274	1	1	0
154	1002338	0.002500			1002338	2	3000001464	1	1	0
155	1000383	0.002500			1008498	2	1150001417	1	1	0
156	1000200	0.002500			1000200	2	2000000874	1	1	0
157	1000383	0.002500			1000536	2	1050001063	1	1	0
158	1002338	0.002500			1002338	2	3000001342	1	1	0
159	1002338	0.002500			1002338	2	3000001060	1	1	0
160	1002338	0.002500			1002338	2	3000001030	1	1	0
161	1000383	0.002500			1008498	2	1150001374	1	1	0
162	1002338	0.002500			1002338	2	3000001141	1	1	0
163	1000200	0.002500			1000200	1	2000001014	1	1	0
164	1000383	0.002500			1008498	2	1150001527	1	1	0
165	1002338	0.002500			1002338	1	3000000845	2	1	0
166	1002338	0.002500			1002338	2	3000001176	1	1	0
167	1000938	0.002500			1000536	2	1050000836	1	1	0
168	1000383	0.002500			1008498	2	1150001375	1	1	0
169	1002338	0.002500			1002338	2	3000001455	1	1	0
170	1002338	0.002500			1002338	1	3000000526	2	1	0
171	1000938	0.002500			1000536	2	1050000911	1	1	0
172	1000938	0.002500			1001863	2	1000000964	1	1	0
173	1002338	0.002500			1002338	1	3000000651	2	1	0
174	1000383	0.002500			1000536	1	1050001284	1	1	0
175	1002338	0.002500			1002338	2	3000001143	1	1	0
176	1000200	0.002500			1000200	1	2000001096	1	1	0
177	1000938	0.002500			1000536	1	1050001089	1	1	0
178	1000938	0.002500			1000536	2	1050000903	1	1	0
179	1000383	0.002500			1008498	2	1150001378	1	1	0
180	1000383	0.002500			1000536	2	1050001115	1	1	0
181	1002338	0.002500			1002338	2	3000001177	1	1	0
182	1000938	0.002500			1000536	2	1050001040	1	1	0
183	1000200	0.003750			1000200	1	2000000875	2	1	0
184	1000383	0.002500			1008498	2	1150001385	1	1	0
185	1000938	0.002500			1000536	2	1050000924	1	1	0
186	1000938	0.002500			1000536	2	1050001099	1	1	0
187	1000938	0.002500			1000536	2	1050000989	1	1	0
188	1002338	0.002500			1002338	2	3000001140	1	1	0
189	1000200	0.002500			1000200	2	2000000948	1	1	0
190	1000938	0.002500			1000536	2	1050001100	1	1	0
191	1000383	0.002500			1003970	2	1400001469	1	1	0
192	1000200	0.002500			1000200	2	2000000912	1	1	0
193	1002338	0.002500			1002338	2	3000001062	1	1	0
194	1002338	0.002500			1002338	2	3000001239	1	1	0
195	1000938	0.002500			1001863	2	1000000926	1	1	0
196	1002338	0.002500			1002338	1	3000000726	2	1	0
197	1000200	0.003750			1000200	1	2000000504	2	1	0
198	1000383	0.002500			1008498	2	1150001402	1	1	0
199	1002338	0.002500			1002338	1	814000006	2	1	0
200	1000383	0.002500			1008808	2	1650001511	1	1	0
201	1000200	0.003750			1000200	1	2000000834	2	1	0
202	1002338	0.002500			1002338	1	868000027	1	1	0
203	1002338	0.002500			1002338	2	3000001240	1	1	0
204	1002338	0.002500			1002338	1	3000000348	2	1	0
205	1000383	0.002500			1000536	1	1050001317	2	1	0
206	1000938	0.002500			1000536	2	1050000940	1	1	0
207	1000383	0.002500			1003970	2	1400001741	1	1	0
208	1000383	0.002500			1008498	2	1150001503	1	1	0
209	1002338	0.002500			1002338	2	3000001130	1	1	0
210	1000938	0.002500			1000536	2	1050000892	1	1	0
211	1000938	0.002500			1000536	2	1050000986	1	1	0
212	1000200	0.002500			1000200	2	2000000983	1	1	0
213	1002338	0.002500			1002338	2	3000001213	1	1	0
214	1000200	0.003750			1000200	1	2000000675	2	1	0
215	1000938	0.002500			1000536	1	1050001079	1	1	0
216	1000383	0.002500			1000536	2	1050001195	1	1	0
217	1000200	0.002500			1000200	2	2000000654	1	1	0
218	1002338	0.002500			1002338	1	882000003	1	1	0
219	1002338	0.002500			1002338	1	3000000936	2	1	0
220	1002338	0.002500			1002338	2	3000001235	1	1	0
221	1002338	0.002500			1002338	2	3000001677	1	1	0
222	1000383	0.002500			1008498	2	1150001387	1	1	0
223	1002338	0.002500			1002338	1	3000000720	2	1	0
224	1000938	0.002500			1000536	2	1050000994	1	1	0
225	1000938	0.002500			1000536	2	1050001058	1	1	0
226	1002338	0.002500			1002338	1	869000007	1	1	0
227	1002338	0.002500			1002338	1	869000001	1	1	0
228	1002338	0.002500			1002338	2	3000001038	1	1	0
229	1002338	0.002500			1002338	2	3000001465	1	1	0
230	1000383	0.002500			1008498	2	1150001556	1	1	0
231	1000938	0.002500			1001863	1	1000000886	2	1	0
232	1000938	0.002500			1000536	1	1050000888	2	1	0
233	1000938	0.002500			1000536	2	1050000810	1	1	0
234	1002338	0.002500			1002338	1	869000005	1	1	0
235	1000938	0.002500			1000536	2	1050001128	1	1	0
236	1002338	0.002500			1002338	1	869000010	1	1	0
237	1002338	0.002500			1002338	2	3000001214	1	1	0
238	1002338	0.002500			1002338	1	868000001	1	1	0
239	1002338	0.002500			1002338	1	868000014	1	1	0
240	1002338	0.002500			1002338	2	3000001138	1	1	0
241	1000938	0.002500			1000536	2	1050000904	1	1	0
242	1002338	0.002500			1002338	1	3000000562	2	1	0
243	1002338	0.002500			1002338	1	3000000283	2	1	0
244	1000383	0.002500			1008498	2	1150001398	1	1	0
245	1000200	0.003750			1000200	1	2000001013	2	1	0
246	1002338	0.002500			1002338	1	868000018	1	1	0
247	1002338	0.002500			1002338	2	3000001197	1	1	0
248	1000938	0.002500			1001863	2	1000001043	1	1	0
249	1000938	0.002500			1000536	1	1050000790	2	1	0
250	1002338	0.002500			1002338	1	3000000551	2	1	0
251	1000383	0.002500			1000536	1	1050001227	1	1	0
252	1000383	0.002500			1008498	2	1150001397	1	1	0
253	1002338	0.002500			1002338	2	3000001142	1	1	0
254	1000938	0.002500			1000312	1	1300001120	1	1	0
255	1002338	0.002500			1002338	2	3000001031	1	1	0
256	1002338	0.002500			1002338	2	3000000851	1	1	0
257	1000200	0.002500			1000200	2	2000001041	1	1	0
258	1000938	0.002500			1001863	2	1000000969	1	1	0
259	1000383	0.002500			1000312	1	1300001270	2	1	0
260	1000383	0.002500			1008498	1	1150001632	2	1	0
261	1000383	0.002500			1008498	2	1150001481	1	1	0
262	1000938	0.002500			1000536	2	1050001112	1	1	0
263	1000383	0.002500			1008498	1	1150001694	2	1	0
264	1002338	0.002500			1002338	2	3000001325	1	1	0
265	1002338	0.002500			1002338	2	3000001367	1	1	0
266	1002338	0.002500			1002338	2	3000001407	1	1	0
267	1000383	0.002500			1001863	2	1000001642	1	1	0
268	1002338	0.002500			1002338	1	3000000468	2	1	0
269	1002338	0.002500			1002338	1	3000000501	2	1	0
270	1002338	0.002500			1002338	1	3000000795	2	1	0
271	1000383	0.002500			1008498	2	1150001376	1	1	0
272	1000383	0.002500			1008498	2	1150001537	1	1	0
273	1000938	0.002500			1000536	1	1050001001	1	1	0
274	1000200	0.003750			1000200	1	2000000678	2	1	0
275	1002338	0.002500			1002338	1	3000001116	2	1	0
276	1000200	0.002500			1000200	2	2000000792	1	1	0
277	1002338	0.002500			1002338	2	3000001355	1	1	0
278	1000200	0.002500			1000200	2	2000001190	1	1	0
279	1002338	0.002500			1002338	2	3000000920	1	1	0
280	1002338	0.002500			1002338	2	3000001073	1	1	0
281	1000200	0.002500			1000200	2	2000001162	1	1	0
282	1002338	0.002500			1002338	1	3000001278	2	1	0
283	1000383	0.002500			1008498	2	1150001411	1	1	0
284	1002338	0.002500			1002338	1	882000002	1	1	0
285	1000938	0.002500			1000536	2	1050001019	1	1	0
286	1002338	0.002500			1002338	1	868000004	1	1	0
287	1000938	0.002500			1000536	1	1050001004	2	1	0
288	1002338	0.002500			1002338	1	3000000673	2	1	0
289	1002338	0.002500			1002338	1	3000000718	2	1	0
290	1002338	0.002500			1002338	1	868000003	1	1	0
291	1002338	0.002500			1002338	1	868000021	1	1	0
292	1002338	0.002500			1002338	2	3000001105	1	1	0
293	1002338	0.002500			1002338	2	3000001238	1	1	0
294	1002338	0.002500			1002338	1	868000015	1	1	0
295	1002338	0.002500			1002338	1	868000016	1	1	0
296	1000383	0.002500			1000536	2	1050001338	1	1	0
297	1002338	0.002500			1002338	2	3000001097	1	1	0
298	1000938	0.002500			1000536	2	1050000922	1	1	0
299	1000200	0.003750			1000200	1	2000000806	2	1	0
300	1002338	0.002500			1002338	2	3000001231	1	1	0
301	1002338	0.002500			1002338	2	3000001236	1	1	0
302	1002338	0.002500			1002338	2	3000001304	1	1	0
303	1002338	0.002500			1002338	1	3000000435	2	1	0
304	1000938	0.002500			1000536	2	1050000781	1	1	0
305	1002338	0.002500			1002338	2	3000001146	1	1	0
306	1000383	0.002500			1008498	2	1150001517	1	1	0
307	1002338	0.002500			1002338	2	3000001132	1	1	0
308	1002338	0.002500			1002338	2	3000001139	1	1	0
309	1000383	0.002500			1008498	2	1150001899	1	1	0
310	1002338	0.002500			1002338	1	868000025	1	1	0
311	1000383	0.002500			1008498	2	1150001755	1	1	0
312	1002338	0.002500			1002338	2	3000001133	1	1	0
313	1002338	0.002500			1002338	1	3000000552	2	1	0
314	1000383	0.002500			1000312	2	1300001580	1	1	0
315	1002338	0.002500			1002338	2	3000001346	1	1	0
316	1002338	0.002500			1002338	2	3000001326	1	1	0
317	1002338	0.002500			1002338	1	868000028	1	1	0
318	1002338	0.002500			1002338	2	3000001243	1	1	0
319	1002338	0.002500			1002338	1	3000000288	2	1	0
320	1000938	0.002500			1000536	1	1050001026	2	1	0
321	1000200	0.002500			1000200	2	2000001152	1	1	0
322	1002338	0.002500			1002338	2	3000001131	1	1	0
323	1002338	0.002500			1002338	2	3000001454	1	1	0
324	1002338	0.002500			1002338	1	814000005	2	1	0
325	1000383	0.002500			1003970	2	1400001850	1	1	0
326	1000938	0.002500			1000536	2	1050001110	1	1	0
327	1000938	0.002500			1000536	2	1050000944	1	1	0
328	1002338	0.002500			1002338	2	3000001145	1	1	0
329	1002338	0.002500			1002338	2	3000001578	1	1	0
330	1002338	0.002500			1002338	2	3000001003	1	1	0
331	1002338	0.002500			1002338	2	3000001408	1	1	0
332	1002338	0.002500			1002338	2	3000001507	1	1	0
333	1002338	0.002500			1002338	2	3000001135	1	1	0
334	1002338	0.002500			1002338	1	868000010	1	1	0
335	1002338	0.002500			1002338	1	869000008	1	1	0
336	1002338	0.002500			1002338	1	868000012	1	1	0
337	1000938	0.002500			1000312	2	1300000978	1	1	0
338	1002338	0.002500			1002338	1	868000030	1	1	0
339	1002338	0.002500			1002338	2	3000001137	1	1	0
340	1000383	0.002500			1000312	2	1300001314	1	1	0
341	1002338	0.002500			1002338	2	3000001356	1	1	0
342	1002338	0.002500			1002338	1	3000000529	2	1	0
343	1002338	0.002500			1002338	1	3000000466	2	1	0
344	1002338	0.002500			1002338	1	868000008	1	1	0
345	1002338	0.002500			1002338	1	868000023	1	1	0
346	1002338	0.002500			1002338	2	3000001248	1	1	0
347	1002338	0.002500			1002338	1	856000001	2	1	0
348	1002338	0.002500			1002338	2	3000001136	1	1	0
349	1002338	0.002500			1002338	1	869000006	1	1	0
350	1002338	0.002500			1002338	1	3000000847	2	1	0
351	1002338	0.002500			1002338	1	3000000480	2	1	0
352	1002338	0.002500			1002338	2	3000001344	1	1	0
353	1002338	0.002500			1002338	1	868000033	1	1	0
354	1002338	0.002500			1002338	2	3000001144	1	1	0
355	1002338	0.002500			1002338	1	3000000262	2	1	0
356	1000383	0.002500			1000536	2	1050001179	1	1	0
357	1002338	0.002500			1002338	1	3000000557	2	1	0
358	1002338	0.002500			1002338	2	3000001418	1	1	0
359	1002338	0.002500			1002338	1	869000009	1	1	0
360	1002338	0.002500			1002338	1	868000022	1	1	0
361	1000383	0.002500			1000536	2	1050001094	1	1	0
362	1002338	0.002500			1002338	1	3000000846	2	1	0
363	1000383	0.002500			1000536	2	1050001229	1	1	0
364	1002338	0.002500			1002338	1	3000000449	2	1	0
365	1000200	0.003750			1000200	1	2000000473	2	1	0
366	1002338	0.002500			1002338	2	3000001160	1	1	0
367	1002338	0.002500			1002338	2	3000001405	1	1	0
368	1002338	0.002500			1002338	1	3000000802	2	1	0
369	1002338	0.002500			1002338	1	841000001	2	1	0
370	1002338	0.002500			1002338	1	869000004	1	1	0
371	1000383	0.002500			1000312	1	1300001283	1	1	0
372	1000383	0.002500			1000312	2	1300001174	1	1	0
373	1000383	0.002500			1000312	2	1300001211	1	1	0
374	1002338	0.002500			1002338	2	3000001016	1	1	0
375	1002338	0.002500			1002338	2	3000001347	1	1	0
376	1002338	0.002500			1002338	2	3000001289	1	1	0
377	1002338	0.002500			1002338	2	3000001255	1	1	0
378	1002338	0.002500			1002338	2	3000001345	1	1	0
379	1002338	0.002500			1002338	2	3000001276	1	1	0
380	1002338	0.002500			1002338	2	3000001627	1	1	0
381	1002338	0.002500			1002338	2	3000001655	1	1	0
382	1002338	0.002500			1002338	2	3000001643	1	1	0
383	1000383	0.002500			1000536	1	1050001750	1	1	0
384	1000383	0.002500			1000536	1	1050001512	2	1	0
385	1000383	0.002500			1000536	2	1050000963	1	1	0
386	1002338	0.002500			1002338	1	978000053	2	1	0
387	1002338	0.002500			1002338	1	978000051	2	1	0
388	1002338	0.002500			1002338	1	978000002	2	1	0
389	1002338	0.002500			1002338	1	978000082	2	1	0
390	1002338	0.002500			1002338	1	978000059	2	1	0
391	1002338	0.002500			1002338	1	978000061	2	1	0
392	1002338	0.002500			1002338	1	978000039	2	1	0
393	1002338	0.002500			1002338	1	978000035	2	1	0
394	1002338	0.002500			1002338	1	978000043	2	1	0
395	1002338	0.002500			1002338	1	978000063	2	1	0
396	1002338	0.002500			1002338	1	978000065	2	1	0
397	1002338	0.002500			1002338	1	978000058	2	1	0
398	1002338	0.002500			1002338	1	978000042	2	1	0
399	1002338	0.002500			1002338	1	978000055	2	1	0
400	1002338	0.002500			1002338	1	978000031	2	1	0
401	1002338	0.002500			1002338	1	978000012	2	1	0
402	1002338	0.002500			1002338	1	978000036	2	1	0
403	1002338	0.002500			1002338	1	978000034	2	1	0
404	1002338	0.002500			1002338	1	978000037	2	1	0
405	1000383	0.002500			1001863	2	1000001250	1	1	0
406	1000383	0.002500			1001863	1	1000001251	1	1	0
407	1000383	0.002500			1000536	1	1050001222	1	1	0
408	1000383	0.002500			1000536	2	1050001758	1	1	0
409	1000383	0.002500			1000536	1	1050001067	2	1	0
410	1000383	0.002500			1008498	2	1150001681	1	1	0
411	1000383	0.002500			1008498	2	1150001486	1	1	0
412	1000383	0.002500			1008498	2	1150001768	1	1	0
413	1000383	0.002500			1008498	2	1150001888	1	1	0
414	1000383	0.002500			1008808	1	1650001458	1	1	0
415	1000200	0.003750			1000200	1	2000001588	2	1	0
416	1000200	0.002500			1000200	2	2000001108	1	1	0
417	1000200	0.002500			1000200	2	2000001403	1	1	0
418	1000200	0.002500			1000200	2	2000000991	1	1	0
419	1000200	0.002500			1000200	2	2000001088	1	1	0
420	1000200	0.002500			1000200	2	2000001267	1	1	0
421	1000200	0.002500			1000200	2	2000001299	1	1	0
422	1000200	0.003750			1000200	1	2000001568	2	1	0
423	1000200	0.002500			1000200	1	2000001610	1	1	0
424	1000200	0.002500			1000200	2	2000001611	1	1	0
425	1000200	0.002500			1000200	1	2000001788	1	1	0
426	1000383	0.002500			1008808	2	1650001762	1	1	0
427	1000200	0.002500			1000200	2	2000001351	1	1	0
428	1000200	0.002500			1000200	2	2000001439	1	1	0
429	1002338	0.002500			1002338	1	978000003	2	1	0
430	1002338	0.002500			1002338	1	978000005	2	1	0
431	1002338	0.002500			1002338	1	978000001	2	1	0
432	1002338	0.002500			1002338	1	978000009	2	1	0
433	1002338	0.002500			1002338	1	978000046	2	1	0
434	1002338	0.002500			1002338	1	978000050	2	1	0
435	1002338	0.002500			1002338	1	978000049	2	1	0
436	1002338	0.002500			1002338	1	978000017	2	1	0
437	1002338	0.002500			1002338	1	978000048	2	1	0
438	1002338	0.002500			1002338	1	978000054	2	1	0
439	1002338	0.002500			1002338	1	978000040	2	1	0
440	1002338	0.002500			1002338	1	978000018	2	1	0
441	1002338	0.002500			1002338	1	978000047	2	1	0
442	1002338	0.002500			1002338	1	978000030	2	1	0
443	1002338	0.002500			1002338	1	978000027	2	1	0
444	1002338	0.002500			1002338	1	978000033	2	1	0
445	1002338	0.002500			1002338	1	978000024	2	1	0
446	1002338	0.002500			1002338	1	978000014	2	1	0

	11	12	13	14	15	16	17	18	19	20
KEY	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/ High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	7						1	4	0
2	7						1	4	0
3	9						1	0	0
4	7						1	0	0
5	9						1	0	0
6	7						1	0	0
7	9						1	4	0
8	7						1	0	0
9	9						1	0	0
10	7						1	4	0
11	7						1	0	0
12	9						1	0	0
13	9						1	0	0
14	7						1	4	0
15	7						1	0	0
16	9						1	0	0
17	9						1	0	0
18	7						1	4	0
19	9						1	4	0
20	9						1	0	0
21	9						1	4	0
22	9						1	4	0
23	7						1	0	0
24	9						1	4	0
25	9						1	0	0
26	6						1	0	0
27	7						1	0	0
28	7						2	4	0
29	9						1	0	0
30	7						1	0	0
31	7						1	4	0
32	7						1	4	0
33	7						1	4	0
34	9						1	0	0
35	7						1	4	0
36	7						1	4	0
37	7						1	4	0
38	7						1	4	0
39	7						1	4	0
40	3						1	0	0
41	9						1	0	0
42	7						1	4	0
43	7						1	0	0
44	9						1	0	0
45	7						1	4	0
46	7						1	0	0
47	7						1	4	0
48	9						1	0	0
49	7						1	0	0
50	3						1	0	0
51	7						1	4	0
52	7						1	4	0
53	9						1	0	0
54	9						1	0	0
55	9						1	0	0
56	7						1	0	0
57	9						1	0	0
58	9						1	0	0
59	9						1	0	0
60	9						1	4	0
61	9						1	0	0
62	7						1	0	0
63	9						1	0	0
64	7						1	4	0
65	9						1	0	0
66	9						2	4	0
67	7						1	0	0
68	7						1	0	0
69	7						1	4	0
70	7						1	0	0
71	3						4	4	0
72	9						1	0	0
73	9						1	0	0
74	7						1	4	0
75	9						1	0	0
76	7						1	4	0
77	9						1	4	0
78	7						1	4	0
79	7						1	0	0
80	9						2	4	0
81	7						1	4	0
82	7						1	0	0
83	7						1	4	0
84	7						1	4	0
85	7						1	4	0
86	9						1	0	0
87	9						1	0	0
88	9						1	0	0
89	9						1	4	0
90	7						1	4	0
91	7						1	0	0
92	9						1	4	0
93	9						1	4	0
94	9						1	0	0
95	6						1	0	0
96	9						1	0	0
97	7						1	4	0
98	9						1	4	0
99	7						1	0	0
100	7						1	4	0
101	7						1	0	0
102	9						2	4	0
103	7						1	0	0
104	9						1	0	0
105	9						4	0	0
106	9						1	4	0
107	7						1	0	0
108	7						1	4	0
109	9						1	0	0
110	7						1	4	0
111	7						1	0	0
112	9						4	0	0
113	9						1	4	0
114	9						1	0	0
115	9						1	0	0
116	7						1	0	0
117	9						2	0	0
118	9						1	0	0
119	7						1	0	0
120	9						1	4	0
121	9						1	0	0
122	7						1	0	0
123	7						1	4	0
124	7						1	0	0
125	7						1	4	0
126	7						1	0	0
127	9						1	0	0
128	9						1	4	0
129	7						1	4	0
130	9						2	0	0
131	9						1	0	0
132	7						1	0	0
133	7						1	0	0
134	7						1	0	0
135	7						1	0	0
136	9						4	4	0
137	7						1	4	0
138	9						1	0	0
139	7						1	4	0
140	7						1	4	0
141	3						1	0	0
142	7						1	0	0
143	7						1	4	0
144	9						1	4	0
145	7						1	0	0
146	3						1	4	0
147	9						4	0	0
148	7						4	4	0
149	7						1	0	0
150	9						1	0	0
151	9						1	4	0
152	7						1	0	0
153	9						1	0	0
154	6						1	0	0
155	7						4	0	0
156	7						1	4	0
157	9						1	4	0
158	9						1	0	0
159	9						1	0	0
160	7						1	0	0
161	7						4	0	0
162	7						1	0	0
163	7						1	0	0
164	9						4	0	0
165	9						1	0	0
166	7						1	0	0
167	9						1	4	0
168	7						4	0	0
169	7						1	0	0
170	6						1	0	0
171	9						1	0	0
172	7						1	4	0
173	7						1	0	0
174	9						1	0	0
175	9						1	0	0
176	7						1	4	0
177	9						1	4	0
178	7						1	0	0
179	3						4	0	0
180	9						1	0	0
181	9						1	0	0
182	7						1	0	0
183	7						1	4	0
184	9						4	0	0
185	9						1	4	0
186	9						1	4	0
187	9						1	0	0
188	7						1	0	0
189	9						1	0	0
190	9						1	0	0
191	7						1	4	0
192	7						1	4	0
193	9						1	0	0
194	9						1	0	0
195	7						1	4	0
196	9						1	0	0
197	7						1	0	0
198	9						4	0	0
199	9						1	0	0
200	9						1	0	0
201	7						1	4	0
202	9						1	0	0
203	7						1	0	0
204	9						1	0	0
205	9						1	0	0
206	7						1	4	0
207	3						1	0	0
208	9						4	0	0
209	9						1	0	0
210	7						1	0	0
211	7						1	0	0
212	9						1	0	0
213	9						1	0	0
214	7						1	4	0
215	9						1	0	0
216	9						1	4	0
217	9						1	0	0
218	9						1	0	0
219	9						1	0	0
220	9						1	0	0
221	7						1	4	0
222	9						4	0	0
223	9						1	0	0
224	7						1	0	0
225	9						1	0	0
226	9						1	0	0
227	7						1	0	0
228	9						1	0	0
229	3						1	0	0
230	7						2	0	0
231	7						1	4	0
232	7						1	4	0
233	9						1	0	0
234	7						1	0	0
235	9						1	0	0
236	7						1	0	0
237	9						1	0	0
238	9						1	0	0
239	3						1	0	0
240	7						1	0	0
241	7						1	4	0
242	9						1	0	0
243	9						1	0	0
244	7						4	4	0
245	7						1	0	0
246	7						1	0	0
247	7						1	0	0
248	7						1	4	0
249	7						1	4	0
250	9						1	0	0
251	7						1	0	0
252	9						4	0	0
253	3						1	0	0
254	9						1	0	0
255	7						1	0	0
256	7						1	0	0
257	7						1	4	0
258	7						1	4	0
259	7						1	0	0
260	9						4	0	0
261	7						4	4	0
262	7						1	0	0
263	7						4	0	0
264	9						1	0	0
265	9						1	0	0
266	9						1	0	0
267	7						1	4	0
268	9						1	0	0
269	9						1	0	0
270	7						1	0	0
271	9						4	0	0
272	9						4	0	0
273	9						1	0	0
274	7						1	4	0
275	3						1	0	0
276	3						1	0	0
277	9						1	0	0
278	9						1	0	0
279	9						1	0	0
280	6						1	0	0
281	7						1	4	0
282	9						1	0	0
283	9						4	4	0
284	9						1	0	0
285	7						1	4	0
286	9						1	0	0
287	7						1	0	0
288	9						1	0	0
289	3						1	0	0
290	9						1	0	0
291	9						1	0	0
292	9						1	0	0
293	6						1	0	0
294	3						1	0	0
295	9						1	0	0
296	7						1	4	0
297	9						1	0	0
298	9						1	0	0
299	7						1	0	0
300	9						1	0	0
301	9						1	0	0
302	3						1	0	0
303	9						1	0	0
304	9						1	4	0
305	7						1	0	0
306	9						4	4	0
307	7						1	0	0
308	7						1	4	0
309	9						4	0	0
310	7						1	0	0
311	7						2	4	0
312	9						1	0	0
313	7						1	0	0
314	7						1	4	0
315	9						1	0	0
316	7						1	0	0
317	9						1	0	0
318	7						1	0	0
319	7						1	0	0
320	9						1	0	0
321	7						1	4	0
322	7						1	0	0
323	9						1	0	0
324	9						1	0	0
325	9						1	0	0
326	7						1	0	0
327	7						1	4	0
328	9						1	0	0
329	6						1	0	0
330	7						1	4	0
331	9						1	0	0
332	9						1	0	0
333	7						1	0	0
334	7						1	0	0
335	3						1	0	0
336	9						1	0	0
337	9						1	0	0
338	9						1	0	0
339	7						1	0	0
340	9						1	4	0
341	7						1	0	0
342	9						1	0	0
343	9						1	0	0
344	9						1	0	0
345	7						1	0	0
346	9						1	0	0
347	9						1	0	0
348	7						1	0	0
349	9						1	0	0
350	9						1	0	0
351	9						1	0	0
352	7						1	0	0
353	7						1	0	0
354	7						1	4	0
355	7						1	0	0
356	9						1	0	0
357	7						1	0	0
358	3						1	0	0
359	9						1	0	0
360	9						1	0	0
361	7						1	4	0
362	9						1	0	0
363	9						1	0	0
364	9						1	0	0
365	9						1	0	0
366	7						1	0	0
367	9						1	0	0
368	3						1	0	0
369	7						1	0	0
370	7						1	0	0
371	3						1	0	0
372	9						1	0	0
373	9						1	0	0
374	9						1	0	0
375	9						1	0	0
376	9						1	0	0
377	3						1	0	0
378	7						1	0	0
379	9						1	0	0
380	9						1	0	0
381	7						1	0	0
382	9						1	0	0
383	9						1	4	0
384	7						1	0	0
385	9						1	0	0
386	6						1	0	0
387	9						1	0	0
388	7						1	0	0
389	6						1	0	0
390	9						1	0	0
391	7						1	0	0
392	7						1	0	0
393	9						1	0	0
394	9						1	0	0
395	7						1	0	0
396	9						1	0	0
397	7						1	0	0
398	9						1	0	0
399	7						1	0	0
400	7						1	0	0
401	9						1	0	0
402	9						1	0	0
403	9						1	0	0
404	3						1	0	0
405	9						1	4	0
406	9						1	4	0
407	7						1	0	0
408	9						1	0	0
409	9						1	4	0
410	3						2	4	0
411	9						4	0	0
412	7						4	4	0
413	7						4	4	0
414	9						1	4	0
415	7						1	4	0
416	7						1	4	0
417	9						1	0	0
418	9						1	0	0
419	9						1	0	0
420	7						1	4	0
421	9						1	0	0
422	7						1	0	0
423	9						1	4	0
424	7						1	0	0
425	7						1	4	0
426	9						1	0	0
427	9						1	4	0
428	3						1	0	0
429	9						1	0	0
430	9						1	0	0
431	7						1	0	0
432	3						1	0	0
433	9						1	0	0
434	9						1	0	0
435	3						1	0	0
436	9						1	0	0
437	3						1	0	0
438	7						1	0	0
439	9						1	0	0
440	7						1	0	0
441	9						1	0	0
442	9						1	0	0
443	9						1	0	0
444	9						1	0	0
445	9						1	0	0
446	3						1	0	0

	21	22	23	24	25	26	27	28	29	30
KEY	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20110728	850000.00	0.048750	360	360	20110901
2			0.00		20110527	600000.00	0.052500	360	360	20110701
3			0.00		20110803	222500.00	0.046000	360	360	20111001
4			0.00		20101202	366750.00	0.054000	360	360	20110201
5			0.00		20101201	432400.00	0.036500	180	180	20110201
6			0.00		20110729	432000.00	0.055000	360	360	20110901
7			0.00		20111019	435500.00	0.037500	180	180	20111201
8			0.00		20110711	439200.00	0.050000	360	360	20110901
9			0.00		20110627	444600.00	0.046250	240	360	20110801
10			0.00		20111010	445000.00	0.046250	360	360	20111201
11			0.00		20110420	448500.00	0.053000	240	360	20110601
12			0.00		20110323	465000.00	0.048500	180	180	20110501
13			0.00		20110725	457500.00	0.045000	360	360	20110901
14			0.00		20110421	460000.00	0.041250	360	360	20110601
15			200000.00		20110809	475000.00	0.045000	360	360	20111001
16			0.00		20110921	475000.00	0.045000	360	360	20111101
17			0.00		20110825	477000.00	0.038750	180	180	20111001
18			0.00		20110916	482400.00	0.048750	360	360	20111101
19			0.00		20110921	485000.00	0.038750	180	180	20111101
20			0.00		20110801	484850.00	0.042500	360	360	20111001
21			0.00		20110928	486500.00	0.051250	360	360	20111101
22			0.00		20110822	490000.00	0.041250	180	180	20111001
23			0.00		20110425	500000.00	0.049000	180	180	20110601
24			0.00		20110727	491500.00	0.052500	360	360	20110901
25			0.00		20110815	503000.00	0.033750	360	360	20111001
26			0.00		20110831	493240.00	0.048750	360	360	20111001
27			0.00		20110812	500000.00	0.047500	360	360	20111001
28			0.00		20110923	500000.00	0.048750	360	360	20111101
29			800000.00		20101202	697500.00	0.037500	180	180	20110201
30			0.00		20110610	506000.00	0.048750	360	360	20110801
31			0.00		20110725	508000.00	0.048750	360	360	20110901
32			0.00		20110824	508000.00	0.046250	360	360	20111001
33			0.00		20111004	508000.00	0.047500	360	360	20111201
34			0.00		20110916	510000.00	0.048750	360	360	20111101
35			0.00		20110722	516000.00	0.046250	360	360	20110901
36			0.00		20110811	517000.00	0.046250	360	360	20111001
37			0.00		20110811	525000.00	0.050000	360	360	20111001
38			0.00		20110805	530800.00	0.047500	180	180	20111001
39			0.00		20110907	527600.00	0.048750	360	360	20111101
40			100000.00		20101216	550000.00	0.044000	180	180	20110201
41			0.00		20110819	536250.00	0.036250	180	180	20111001
42			0.00		20110819	542500.00	0.047500	360	360	20111001
43			0.00		20110406	544000.00	0.047500	240	360	20110601
44			0.00		20110805	547000.00	0.048000	360	360	20111001
45			0.00		20110915	546400.00	0.047500	360	360	20111101
46			0.00		20110923	546800.00	0.048750	360	360	20111101
47			0.00		20110721	549350.00	0.046250	360	360	20110901
48			0.00		20110719	550000.00	0.051250	360	360	20110901
49			0.00		20110105	569400.00	0.046500	180	180	20110301
50			0.00		20110826	555000.00	0.038750	180	180	20111001
51			0.00		20110801	552800.00	0.052500	360	360	20111001
52			0.00		20110429	560000.00	0.042500	360	360	20110601
53			0.00		20110907	560000.00	0.047500	360	360	20111101
54			0.00		20110926	566175.00	0.045000	180	180	20111101
55			1500000.00		20110105	620000.00	0.037000	180	180	20110301
56			0.00		20110518	570000.00	0.042500	360	360	20110701
57			0.00		20110524	590000.00	0.041250	180	180	20110701
58			0.00		20101123	574142.21	0.051250	360	360	20110201
59			0.00		20110926	572000.00	0.037500	180	180	20111101
60			0.00		20110613	572000.00	0.052500	360	360	20110801
61			0.00		20110823	574950.00	0.037500	180	180	20111001
62			0.00		20110727	575250.00	0.045000	360	360	20110901
63			0.00		20110923	575500.00	0.037500	180	180	20111101
64			0.00		20110727	578250.00	0.032500	360	360	20110901
65			0.00		20110511	580000.00	0.047500	360	360	20110701
66			0.00		20110919	580000.00	0.052500	360	360	20111101
67			0.00		20110808	586800.00	0.048750	360	360	20111001
68			0.00		20110729	590000.00	0.047500	360	360	20111001
69			0.00		20110815	591000.00	0.050000	360	360	20111001
70			0.00		20110310	605500.00	0.054000	180	180	20110501
71			0.00		20110914	591000.00	0.047500	360	360	20111101
72			1000000.00		20101227	613869.00	0.040000	180	180	20110301
73			0.00		20110624	600000.00	0.050000	360	360	20110801
74			0.00		20110805	600000.00	0.050000	360	360	20111001
75			0.00		20110822	600000.00	0.047000	360	360	20111001
76			0.00		20110923	600000.00	0.046250	360	360	20111101
77			100000.00		20110516	600000.00	0.049500	240	360	20110701
78			0.00		20110613	604000.00	0.040000	360	360	20110801
79			0.00		20110727	604000.00	0.052500	360	360	20110901
80			0.00		20110912	603750.00	0.047500	360	360	20111101
81			0.00		20110502	608000.00	0.051250	360	360	20110701
82			0.00		20110811	608100.00	0.046250	360	360	20111001
83			0.00		20110915	609000.00	0.046250	360	360	20111101
84			0.00		20110824	610000.00	0.031250	360	360	20111001
85			0.00		20110915	612000.00	0.047500	360	360	20111101
86			0.00		20101227	637862.82	0.039000	180	180	20110201
87			0.00		20110725	620000.00	0.042500	360	360	20110901
88			0.00		20110131	626250.00	0.048500	360	360	20110401
89			0.00		20110624	624640.00	0.053750	360	360	20110801
90			0.00		20111006	622400.00	0.035000	360	360	20111201
91			0.00		20110815	624000.00	0.050000	360	360	20111001
92			0.00		20110824	626000.00	0.050000	360	360	20111001
93			70000.00		20111003	628000.00	0.038750	180	180	20111201
94			0.00		20101102	637000.00	0.047000	240	360	20110101
95			0.00		20110505	658000.00	0.049000	180	180	20110701
96			0.00		20101221	676500.00	0.035500	180	180	20110201
97			0.00		20110721	650000.00	0.048750	360	360	20110901
98			0.00		20110822	650000.00	0.050000	360	360	20111001
99			0.00		20110803	650436.00	0.052500	360	360	20111001
100			0.00		20110701	656000.00	0.045000	360	360	20110801
101			0.00		20110711	657200.00	0.048750	360	360	20110901
102			0.00		20110923	660000.00	0.046250	360	360	20111101
103			0.00		20110725	663750.00	0.046250	360	360	20110901
104			0.00		20110630	667000.00	0.051250	360	360	20110801
105			0.00		20111031	668000.00	0.045000	360	360	20120101
106			0.00		20111003	677000.00	0.038750	180	180	20111201
107			0.00		20110429	682950.00	0.041250	360	360	20110601
108			0.00		20110714	680000.00	0.048750	360	360	20110901
109			0.00		20110819	680000.00	0.047500	360	360	20111001
110			0.00		20110808	680000.00	0.053750	360	360	20111001
111			0.00		20110321	680000.00	0.047500	240	360	20110501
112			0.00		20111003	681600.00	0.048750	360	360	20111101
113			0.00		20110926	690000.00	0.038750	180	180	20111101
114			0.00		20110922	685000.00	0.047500	360	360	20111101
115			450000.00		20110826	687050.00	0.048750	360	360	20111001
116			202500.00		20101124	697500.00	0.042000	360	360	20110101
117			0.00		20110914	690000.00	0.048750	360	360	20111101
118			0.00		20110110	717500.00	0.039000	180	180	20110301
119			0.00		20110527	700000.00	0.051250	360	360	20110701
120			0.00		20110928	700000.00	0.037500	180	180	20111101
121			0.00		20101213	729750.00	0.033500	180	180	20110201
122			0.00		20110729	700000.00	0.052500	360	360	20110901
123			0.00		20110815	700000.00	0.052500	360	360	20111001
124			0.00		20110527	703200.00	0.050000	360	360	20110701
125			0.00		20111010	700000.00	0.048750	360	360	20111201
126			0.00		20110824	704000.00	0.047000	360	360	20111001
127			1000000.00		20110110	729750.00	0.040000	180	180	20110301
128			0.00		20110926	707639.53	0.037500	180	180	20111101
129			0.00		20110915	716000.00	0.042500	360	360	20111101
130			0.00		20110906	717000.00	0.046250	360	360	20111101
131			510000.00		20101201	729750.00	0.042000	360	360	20110101
132			0.00		20110824	726000.00	0.047500	360	360	20111001
133			0.00		20110922	725000.00	0.044500	360	360	20111101
134			0.00		20110518	730000.00	0.045000	360	360	20110701
135			0.00		20110713	728000.00	0.050500	360	360	20110901
136			0.00		20110923	733000.00	0.048750	360	360	20111101
137			0.00		20110629	737726.00	0.043750	360	360	20110801
138			0.00		20110921	734000.00	0.046000	360	360	20111101
139			0.00		20110808	738500.00	0.048750	360	360	20111001
140			0.00		20110713	742000.00	0.048750	360	360	20110901
141			0.00		20111004	740000.00	0.046000	360	360	20111201
142			0.00		20110311	765000.00	0.050000	180	180	20110501
143			0.00		20110801	750000.00	0.047500	360	360	20111001
144			0.00		20110706	750000.00	0.051250	360	360	20110901
145			0.00		20110701	760000.00	0.052500	360	360	20110801
146			0.00		20110920	760000.00	0.048750	360	360	20111101
147			0.00		20111006	760000.00	0.052500	360	360	20111201
148			0.00		20111028	762350.00	0.050000	360	360	20111201
149			0.00		20100730	784000.00	0.047500	360	360	20100901
150			180000.00		20101216	800000.00	0.044000	180	180	20110201
151			0.00		20110915	770000.00	0.048750	360	360	20111101
152			0.00		20110506	779730.00	0.048750	360	360	20110701
153			301775.00		20110922	780000.00	0.036250	180	180	20111101
154			120000.00		20110922	780000.00	0.044000	360	360	20111101
155			0.00		20110901	780000.00	0.053750	360	360	20111101
156			0.00		20110623	787500.00	0.052500	360	360	20110801
157			0.00		20110826	785000.00	0.045000	360	360	20111001
158			115000.00		20110909	785000.00	0.044500	360	360	20111101
159			0.00		20110816	790000.00	0.049500	360	360	20111001
160			0.00		20110720	794800.00	0.047500	360	360	20110901
161			0.00		20110916	791250.00	0.045000	360	360	20111101
162			0.00		20110615	796000.00	0.047500	360	360	20110801
163			0.00		20110825	800000.00	0.037500	180	180	20111001
164			0.00		20111026	795000.00	0.048750	360	360	20111201
165			0.00		20110520	800000.00	0.040000	360	360	20110801
166			0.00		20110811	796000.00	0.046500	240	360	20111001
167			0.00		20110623	800000.00	0.051250	360	360	20110801
168			0.00		20110830	800000.00	0.046250	360	360	20111001
169			50000.00		20110927	800000.00	0.043500	360	360	20111201
170			0.00		20110323	810000.00	0.047500	360	360	20110501
171			0.00		20110623	814000.00	0.051250	360	360	20110801
172			0.00		20110711	812800.00	0.048750	360	360	20110901
173			0.00		20110421	812000.00	0.049000	240	360	20110601
174			0.00		20111005	813450.00	0.037500	180	180	20111201
175			610000.00		20110718	817000.00	0.047500	360	360	20110901
176			0.00		20110819	825000.00	0.043750	180	180	20111001
177			0.00		20110909	822000.00	0.042500	180	180	20111101
178			0.00		20110630	826000.00	0.048750	360	360	20110801
179			0.00		20110928	824000.00	0.047500	360	360	20111101
180			0.00		20110915	826000.00	0.050000	360	360	20111101
181			0.00		20110902	825000.00	0.045500	360	360	20111101
182			0.00		20110805	828000.00	0.050000	360	360	20111001
183			0.00		20110718	830000.00	0.036250	360	360	20110901
184			0.00		20110926	828500.00	0.051250	360	360	20111101
185			0.00		20110718	839000.00	0.048750	360	360	20110901
186			0.00		20110818	839600.00	0.042500	360	360	20111001
187			0.00		20110801	841900.00	0.048750	360	360	20110901
188			0.00		20110616	850000.00	0.048000	360	360	20110801
189			200000.00		20110822	850000.00	0.050000	360	360	20111001
190			0.00		20110815	850000.00	0.052500	360	360	20111001
191			0.00		20110907	850000.00	0.047500	360	360	20111101
192			0.00		20110701	855000.00	0.048750	360	360	20110801
193			0.00		20110805	860000.00	0.048000	360	360	20111001
194			0.00		20110915	862500.00	0.044500	360	360	20111101
195			0.00		20110721	864500.00	0.050000	360	360	20110901
196			0.00		20110519	862000.00	0.047500	240	360	20110701
197			0.00		20110425	864000.00	0.043750	240	360	20110601
198			0.00		20110902	870000.00	0.053750	360	360	20111101
199			0.00		20101110	875000.00	0.045000	240	360	20110101
200			0.00		20111012	875000.00	0.048750	360	360	20111201
201			0.00		20110601	875000.00	0.040000	240	360	20110801
202			1000000.00		20101230	912000.00	0.041000	180	180	20110301
203			0.00		20110929	884000.00	0.045000	360	360	20111101
204			0.00		20101026	884000.00	0.048000	240	360	20110101
205			300000.00		20111013	887000.00	0.035000	360	360	20111201
206			0.00		20110629	892500.00	0.052500	360	360	20110801
207			0.00		20111011	892000.00	0.046250	360	360	20111201
208			0.00		20111107	892000.00	0.047500	360	360	20120101
209			60000.00		20110225	900000.00	0.048500	360	360	20110501
210			0.00		20110613	900000.00	0.051250	360	360	20110801
211			0.00		20110803	900000.00	0.048750	360	360	20111001
212			250000.00		20110826	900174.00	0.050000	360	360	20111001
213			0.00		20110919	900000.00	0.045500	360	360	20111101
214			0.00		20110602	900000.00	0.048750	240	360	20110801
215			0.00		20110826	920000.00	0.042500	180	180	20111001
216			0.00		20110826	920000.00	0.046250	360	360	20111001
217			0.00		20110707	920000.00	0.055000	360	360	20110901
218			0.00		20101201	956250.00	0.044000	180	180	20110201
219			0.00		20110721	918750.00	0.036500	240	360	20110901
220			129000.00		20111019	919000.00	0.044000	360	360	20111201
221			0.00		20110714	924000.00	0.047000	360	360	20110901
222			0.00		20110919	923000.00	0.047500	360	360	20111101
223			0.00		20110603	928000.00	0.046500	360	360	20110801
224			0.00		20110725	930000.00	0.050000	360	360	20110901
225			0.00		20110802	929800.00	0.046250	360	360	20111001
226			245000.00		20101206	985000.00	0.043500	180	180	20110201
227			0.00		20101215	1000000.00	0.046000	180	180	20110201
228			315610.00		20110823	940000.00	0.050000	360	360	20111001
229			0.00		20110922	942500.00	0.044500	360	360	20111101
230			0.00		20111012	945000.00	0.048750	360	360	20111201
231			0.00		20110623	956000.00	0.045000	360	360	20110801
232			0.00		20110603	956000.00	0.040000	360	360	20110801
233			0.00		20110620	956000.00	0.050000	360	360	20110801
234			0.00		20110201	984000.00	0.045000	180	180	20110401
235			0.00		20110825	959000.00	0.051250	360	360	20111001
236			0.00		20110112	993750.00	0.048500	180	180	20110301
237			0.00		20110916	965000.00	0.048500	360	360	20111101
238			0.00		20110210	1000000.00	0.046000	180	180	20110401
239			0.00		20110202	1000000.00	0.046000	180	180	20110401
240			0.00		20110609	981600.00	0.049000	360	360	20110801
241			0.00		20110706	980000.00	0.050000	360	360	20110901
242			0.00		20110405	987500.00	0.042000	360	360	20110601
243			0.00		20100921	980000.00	0.047000	240	360	20101101
244			0.00		20110912	980000.00	0.052500	360	360	20111101
245			0.00		20110802	980000.00	0.042500	240	360	20111001
246			0.00		20110506	1000000.00	0.047000	180	180	20110701
247			250000.00		20110831	985500.00	0.041500	360	360	20111101
248			0.00		20110801	990000.00	0.048750	360	360	20111001
249			0.00		20110517	996000.00	0.048750	360	360	20110701
250			0.00		20110411	1000000.00	0.042500	360	360	20110601
251			0.00		20110927	999900.00	0.038750	180	180	20111101
252			0.00		20110912	992000.00	0.047500	360	360	20111101
253			500000.00		20110623	1000000.00	0.049000	360	360	20110801
254			400000.00		20110916	1000000.00	0.040000	180	180	20111101
255			350000.00		20110714	1000000.00	0.047500	360	360	20110901
256			0.00		20110718	1000000.00	0.050000	360	360	20110901
257			0.00		20110831	1000000.00	0.048750	360	360	20111001
258			0.00		20110719	1000000.00	0.048750	360	360	20110901
259			0.00		20110829	1000000.00	0.030000	360	360	20111001
260			0.00		20110921	1000000.00	0.042500	360	360	20111101
261			0.00		20110923	1000000.00	0.047500	360	360	20111101
262			0.00		20110825	1000000.00	0.050000	360	360	20111001
263			0.00		20111026	999900.00	0.046250	360	360	20111201
264			0.00		20111013	1000000.00	0.045500	360	360	20111201
265			0.00		20111005	1000000.00	0.045500	360	360	20111201
266			0.00		20111007	1000000.00	0.045500	360	360	20111201
267			0.00		20111011	1000000.00	0.046250	360	360	20111201
268			2000000.00		20110202	1000000.00	0.047500	240	360	20110401
269			0.00		20110310	1000000.00	0.052500	240	360	20110501
270			500000.00		20110513	1000000.00	0.046000	240	360	20110801
271			0.00		20110909	1000000.00	0.048750	360	360	20111101
272			0.00		20110912	1000000.00	0.043750	360	360	20111101
273			0.00		20110720	1022300.00	0.040000	180	180	20110901
274			0.00		20110525	1005000.00	0.050000	240	360	20110701
275			125000.00		20110824	1015000.00	0.040000	360	360	20111101
276			0.00		20110812	1036355.70	0.052500	360	360	20111001
277			0.00		20110912	1035000.00	0.045000	360	360	20111101
278			0.00		20110926	1037100.00	0.046250	360	360	20111101
279			0.00		20110630	1046250.00	0.049000	360	360	20110901
280			0.00		20110805	1048000.00	0.048000	360	360	20111001
281			0.00		20110823	1050000.00	0.048750	360	360	20111001
282			0.00		20110929	1050000.00	0.029500	360	360	20111201
283			0.00		20110927	1050000.00	0.050000	360	360	20111201
284			150000.00		20101203	1100000.00	0.043000	180	180	20110201
285			0.00		20110808	1060000.00	0.050000	360	360	20111001
286			0.00		20101223	1100000.00	0.038500	180	180	20110301
287			0.00		20110728	1065000.00	0.040000	360	360	20110901
288			0.00		20110504	1070000.00	0.047000	360	360	20110701
289			0.00		20110517	1071000.00	0.041500	360	360	20110701
290			0.00		20110128	1100000.00	0.046000	180	180	20110401
291			600000.00		20110322	1100000.00	0.042000	180	180	20110501
292			82500.00		20110829	1072500.00	0.045500	360	360	20111101
293			0.00		20110909	1072000.00	0.044000	360	360	20111101
294			0.00		20110419	1100000.00	0.047000	180	180	20110601
295			0.00		20101209	1280000.00	0.043000	180	180	20110201
296			0.00		20110916	1080000.00	0.048750	360	360	20111101
297			204800.00		20110824	1100000.00	0.048500	360	360	20111001
298			0.00		20110725	1100000.00	0.050000	360	360	20110901
299			0.00		20110527	1100000.00	0.037500	240	360	20110701
300			0.00		20110909	1100000.00	0.045000	360	360	20111101
301			475000.00		20110909	1100000.00	0.046000	360	360	20111101
302			0.00		20110921	1100000.00	0.045000	360	360	20111101
303			1000000.00		20101112	1100000.00	0.047500	240	360	20110101
304			300000.00		20110527	1111500.00	0.052500	360	360	20110701
305			0.00		20110701	1120000.00	0.048000	360	360	20110901
306			0.00		20110902	1130000.00	0.048750	360	360	20111101
307			0.00		20110503	1138000.00	0.048000	360	360	20110701
308			0.00		20110608	1350000.00	0.048500	360	360	20110801
309			0.00		20111026	1147000.00	0.053750	360	360	20111201
310			0.00		20110301	1178100.00	0.047000	180	180	20110501
311			0.00		20111025	1155000.00	0.048750	360	360	20111201
312			0.00		20110714	1160000.00	0.048500	360	360	20110901
313			0.00		20110407	1162000.00	0.047500	240	360	20110601
314			0.00		20111005	1176000.00	0.047500	360	360	20111201
315			0.00		20110927	1181250.00	0.046000	360	360	20111201
316			100000.00		20110914	1182000.00	0.044500	360	360	20111101
317			400000.00		20110207	1225000.00	0.042500	180	180	20110401
318			0.00		20110831	1190000.00	0.044000	240	360	20111101
319			800000.00		20100901	1200000.00	0.048000	240	360	20101101
320			0.00		20110726	1220800.00	0.038750	360	360	20110901
321			0.00		20110916	1240000.00	0.046250	360	360	20111101
322			182500.00		20110331	1277500.00	0.050500	360	360	20110601
323			350000.00		20111013	1250000.00	0.045500	360	360	20111201
324			0.00		20100914	1270000.00	0.045000	240	360	20101101
325			0.00		20111110	1271702.00	0.046250	360	360	20120101
326			0.00		20110822	1275750.00	0.048750	360	360	20111001
327			0.00		20110805	1282500.00	0.047500	360	360	20111001
328			0.00		20110714	1350000.00	0.046500	360	360	20110901
329			0.00		20110920	1360000.00	0.044000	360	360	20111101
330			0.00		20110725	1398750.00	0.049500	360	360	20111001
331			0.00		20110923	1400000.00	0.045500	360	360	20111101
332			0.00		20111013	1400000.00	0.045000	360	360	20111201
333			0.00		20110628	1440000.00	0.047500	360	360	20110901
334			500000.00		20101216	1500000.00	0.037500	180	180	20110201
335			0.00		20110112	1500000.00	0.045500	180	180	20110301
336			0.00		20110121	1500000.00	0.047500	180	180	20110301
337			0.00		20110805	1458000.00	0.051250	360	360	20111001
338			0.00		20110303	1500000.00	0.051000	180	180	20110501
339			0.00		20110601	1500000.00	0.049000	360	360	20110801
340			0.00		20110930	1500000.00	0.047500	360	360	20111101
341			0.00		20110916	1500000.00	0.045000	360	360	20111101
342			0.00		20110407	1500000.00	0.044500	240	360	20110601
343			0.00		20110111	1560000.00	0.050500	240	360	20110301
344			0.00		20110217	1665000.00	0.047000	180	180	20110401
345			0.00		20110110	1680000.00	0.042500	180	180	20110301
346			0.00		20110920	1624000.00	0.044500	360	360	20111101
347			0.00		20100917	1650000.00	0.043500	240	360	20101101
348			0.00		20110613	1680000.00	0.047500	360	360	20110801
349			0.00		20101202	1765000.00	0.044000	180	180	20110201
350			200000.00		20110606	1750000.00	0.045000	360	360	20110801
351			0.00		20110209	1700000.00	0.049000	240	360	20110401
352			0.00		20110831	1720000.00	0.043500	360	360	20111101
353			500000.00		20110426	1775000.00	0.049000	180	180	20110701
354			0.00		20110628	1765000.00	0.048000	360	360	20110901
355			656250.00		20100902	1800000.00	0.046000	240	360	20101101
356			0.00		20110926	1818750.00	0.048750	360	360	20111101
357			0.00		20110404	1818750.00	0.047000	240	360	20110601
358			0.00		20111014	1858273.00	0.045500	360	360	20111201
359			0.00		20101209	1975000.00	0.050000	180	180	20110201
360			0.00		20101214	2000000.00	0.040500	180	180	20110201
361			0.00		20110829	1950000.00	0.048750	360	360	20111001
362			0.00		20110602	1950000.00	0.046000	240	360	20110801
363			500000.00		20110929	2000000.00	0.046250	360	360	20111101
364			500000.00		20110106	2000000.00	0.046500	240	360	20110301
365			0.00		20110226	2000000.00	0.053750	240	360	20110401
366			0.00		20111004	2062500.00	0.047000	360	360	20111201
367			0.00		20111013	2063000.00	0.049000	360	360	20111201
368			0.00		20110511	2130000.00	0.039500	360	360	20110701
369			0.00		20091016	2145000.00	0.052000	240	360	20091201
370			0.00		20101108	3000000.00	0.041000	180	180	20110101
371			0.00		20111019	820000.00	0.038750	180	180	20111201
372			0.00		20110914	507000.00	0.050000	360	360	20111101
373			0.00		20110926	525000.00	0.047500	360	360	20111101
374			500000.00		20110913	1500000.00	0.047000	360	360	20111101
375			0.00		20110829	1381000.00	0.048500	360	360	20111101
376			0.00		20110825	939000.00	0.044500	360	360	20111001
377			0.00		20111006	800000.00	0.044500	360	360	20111201
378			0.00		20110909	990000.00	0.043000	360	360	20111101
379			0.00		20110920	743000.00	0.044000	360	360	20111101
380			0.00		20111004	1169196.00	0.046500	360	360	20111201
381			0.00		20111011	684375.00	0.047500	360	360	20111201
382			100000.00		20111108	783357.00	0.045000	360	360	20120101
383			0.00		20111025	581950.00	0.038750	180	180	20111201
384			0.00		20111014	826000.00	0.035000	360	360	20111201
385			0.00		20110815	1844500.00	0.048750	360	360	20111001
386			100000.00		20110817	2742000.00	0.039500	360	360	20111001
387			0.00		20110815	1680000.00	0.040000	360	360	20111001
388			0.00		20110608	1560000.00	0.040500	360	360	20110801
389			0.00		20110719	715600.00	0.040000	360	360	20110901
390			0.00		20110802	1050000.00	0.040000	360	360	20111001
391			0.00		20110801	967200.00	0.040000	360	360	20111001
392			0.00		20110927	2995000.00	0.040000	360	360	20111101
393			100000.00		20110928	1650000.00	0.039500	360	360	20111101
394			0.00		20110816	1315000.00	0.040000	360	360	20111001
395			0.00		20110818	625000.00	0.039000	360	360	20111001
396			0.00		20110825	1100000.00	0.040000	360	360	20111001
397			0.00		20110831	1840000.00	0.039000	360	360	20111001
398			0.00		20110913	880000.00	0.040000	360	360	20111101
399			0.00		20110817	1100000.00	0.039500	360	360	20111001
400			0.00		20110907	643500.00	0.040000	360	360	20111101
401			485000.00		20111025	2050000.00	0.040000	360	360	20111201
402			0.00		20110921	700000.00	0.039000	360	360	20111101
403			0.00		20110929	999000.00	0.039500	360	360	20111101
404			100000.00		20110926	1300000.00	0.040000	360	360	20111101
405			0.00		20111020	800000.00	0.048750	360	360	20111201
406			0.00		20111024	640000.00	0.036250	180	180	20111201
407			0.00		20110914	500000.00	0.041250	180	180	20111101
408			250000.00		20110916	1114000.00	0.047500	360	360	20111101
409			0.00		20110817	671000.00	0.033750	360	360	20111001
410			0.00		20111103	864000.00	0.048750	360	360	20120101
411			0.00		20111103	1388500.00	0.048750	360	360	20120101
412			0.00		20111108	580000.00	0.053750	360	360	20120101
413			0.00		20111109	763000.00	0.045000	360	360	20120101
414			0.00		20111017	1290000.00	0.038750	180	180	20111201
415			0.00		20111013	938000.00	0.042500	360	360	20111201
416			0.00		20110818	1032000.00	0.048750	360	360	20111001
417			0.00		20110922	1494000.00	0.047500	360	360	20111101
418			0.00		20110919	900000.00	0.051250	360	360	20111101
419			0.00		20110902	464923.00	0.051250	360	360	20111101
420			0.00		20110923	800000.00	0.048750	360	360	20111101
421			0.00		20111011	802334.00	0.047500	360	360	20111201
422			0.00		20110928	1295000.00	0.041250	360	360	20111101
423			0.00		20111024	711318.20	0.043750	180	180	20111201
424			0.00		20111027	1087500.00	0.045000	360	360	20111201
425			0.00		20111026	925000.00	0.036250	180	180	20111201
426			0.00		20111025	758000.00	0.051250	360	360	20111201
427			0.00		20111024	775980.00	0.048750	360	360	20111201
428			0.00		20111027	897437.92	0.046250	360	360	20111201
429			0.00		20110610	1638000.00	0.042500	360	360	20110801
430			475000.00		20110629	1100000.00	0.042000	360	360	20110801
431			0.00		20110629	1200000.00	0.042500	360	360	20110801
432			100000.00		20110628	632000.00	0.042500	360	360	20110801
433			0.00		20110802	1100000.00	0.042000	360	360	20111001
434			0.00		20110804	1425000.00	0.041500	360	360	20111001
435			250000.00		20110802	1100000.00	0.042500	360	360	20111001
436			0.00		20111011	966000.00	0.039500	360	360	20111201
437			250000.00		20110823	1200000.00	0.040500	360	360	20111001
438			0.00		20110804	960000.00	0.042500	360	360	20111001
439			0.00		20110922	966000.00	0.039500	360	360	20111101
440			0.00		20111005	700000.00	0.039500	360	360	20111201
441			0.00		20110830	700000.00	0.041500	360	360	20111001
442			0.00		20110902	1775000.00	0.042500	360	360	20111101
443			0.00		20110908	1650000.00	0.040500	360	360	20111101
444			565000.00		20110926	1500000.00	0.040500	360	360	20111101
445			0.00		20110919	1200000.00	0.039500	360	360	20111101
446			150000.00		20111024	732500.00	0.041000	360	360	20111201

	31	32	33	34	35	36	37	38	39	40
KEY	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		844731.66	0.048750	4498.27	20120101	0	0
2	1	0	0		595118.77	0.052500	3313.22	20120101	0	0
3	1	0	0		221342.48	0.046000	1140.64	20120101	0	0
4	1	0	0		361718.15	0.054000	2059.42	20120101	0	0
5	1	0	0		407206.03	0.036500	3123.11	20120101	0	0
6	1	0	0		429470.88	0.055000	2452.85	20120101	0	0
7	1	0	0		431882.13	0.037500	3167.05	20120101	0	0
8	1	0	0		436539.27	0.050000	2357.73	20120101	0	0
9	1	120	0		444600.00	0.046250	1713.56	20120101	0	39
10	1	0	0		443855.88	0.046250	2287.92	20120101	0	0
11	1	120	0		448500.00	0.053000	1980.88	20120101	0	35
12	1	0	0		448887.00	0.048500	3640.96	20120101	0	0
13	1	0	0		454465.01	0.045000	2318.09	20120101	0	0
14	1	0	0		454752.06	0.041250	2229.39	20120101	0	39
15	1	0	0		471481.10	0.045000	2406.76	20120101	0	0
16	1	0	0		473116.42	0.045000	2406.76	20120101	0	0
17	1	0	0		462128.97	0.038750	3498.51	20120101	0	0
18	1	0	0		480613.31	0.048750	2552.90	20120101	0	0
19	1	0	0		479007.60	0.038750	3557.18	20120101	0	0
20	1	0	0		482163.80	0.042500	2385.17	20120101	0	39
21	1	0	0		482622.58	0.051250	2648.93	20120101	0	0
22	1	0	0		482075.80	0.041250	3655.24	20120101	0	0
23	1	0	0		484692.05	0.049000	3927.98	20120101	0	0
24	1	0	0		488656.39	0.052500	2714.08	20120101	0	0
25	1	0	0		485467.89	0.033750	2223.74	20120101	0	39
26	1	0	0		490799.25	0.048750	2610.27	20120101	0	0
27	1	0	0		497468.74	0.047500	2608.24	20120101	0	0
28	1	0	0		498148.12	0.048750	2646.04	20120101	0	0
29	1	0	0		494333.41	0.037500	5072.38	20120101	0	0
30	1	0	0		502228.88	0.048750	2677.79	20120101	0	0
31	1	0	0		504851.37	0.048750	2688.38	20120101	0	0
32	1	0	0		505369.20	0.046250	2611.83	20120101	0	0
33	1	0	0		506719.19	0.047500	2649.97	20120101	0	0
34	1	0	0		508111.10	0.048750	2698.96	20120101	0	0
35	1	0	0		512653.25	0.046250	2652.96	20120101	0	0
36	1	0	0		513995.29	0.046250	2658.11	20120101	0	0
37	1	0	0		522460.94	0.050000	2818.31	20120101	0	0
38	1	0	0		522641.13	0.047500	4128.73	20120101	0	0
39	1	0	0		525645.91	0.048750	2792.10	20120101	0	0
40	1	0	0		523517.25	0.044000	4179.41	20120101	0	0
41	1	0	0		527222.64	0.036250	3866.56	20120101	0	0
42	1	0	0		539753.57	0.047500	2829.94	20120101	0	0
43	1	120	0		544000.00	0.047500	2153.33	20120101	0	35
44	1	0	0		544255.90	0.048000	2869.92	20120101	0	0
45	1	0	0		544329.48	0.047500	2850.28	20120101	0	0
46	1	0	0		544628.93	0.048750	2893.71	20120101	0	0
47	1	0	0		545786.93	0.046250	2824.43	20120101	0	0
48	1	0	0		546743.70	0.051250	2994.68	20120101	0	0
49	1	0	0		544801.63	0.046500	4399.65	20120101	0	0
50	1	0	0		545842.15	0.038750	4070.59	20120101	0	0
51	1	0	0		550246.99	0.052500	3052.58	20120101	0	0
52	1	0	0		553750.73	0.042500	2754.86	20120101	0	39
53	1	0	0		557877.94	0.047500	2921.23	20120101	0	0
54	1	0	0		559526.00	0.045000	4331.20	20120101	0	0
55	1	0	0		552449.75	0.037000	4493.42	20120101	0	0
56	1	0	0		564444.08	0.042500	2804.06	20120101	0	39
57	1	0	0		561133.49	0.041250	4401.21	20120101	0	0
58	1	0	0		564294.12	0.051250	3126.13	20120101	0	39
59	1	0	0		562851.72	0.037500	4159.71	20120101	0	0
60	1	0	0		568020.03	0.052500	3158.61	20120101	0	0
61	1	0	0		565367.39	0.037500	4181.17	20120101	0	0
62	1	0	0		571433.88	0.045000	2914.71	20120101	0	39
63	1	0	0		567502.58	0.037500	4185.17	20120101	0	0
64	1	0	0		573466.24	0.032500	2516.58	20120101	0	39
65	1	0	0		574830.84	0.047500	3025.56	20120101	0	35
66	1	0	0		577050.67	0.052500	3202.78	20120101	0	0
67	1	0	0		583896.31	0.048750	3105.39	20120101	0	0
68	1	0	0		586930.68	0.046000	3024.60	20120101	0	0
69	1	0	0		588141.72	0.050000	3172.62	20120101	0	0
70	1	0	0		585425.78	0.054000	4915.37	20120101	0	0
71	1	0	0		588578.53	0.047500	3082.94	20120101	0	0
72	1	0	0		585967.68	0.040000	4540.72	20120101	0	0
73	1	0	0		590852.31	0.050000	3220.93	20120101	0	0
74	1	0	0		596571.53	0.050000	3220.93	20120101	0	0
75	1	0	0		596934.73	0.047000	3111.83	20120101	0	0
76	1	0	0		597674.04	0.046250	3084.84	20120101	0	0
77	1	120	0		600000.00	0.049500	2475.00	20120101	0	35
78	1	0	0		598734.74	0.040000	2883.59	20120101	0	39
79	1	0	0		600446.23	0.052500	3335.31	20120101	0	0
80	1	0	0		601462.15	0.047500	3149.45	20120101	0	0
81	1	0	0		602938.76	0.051250	3310.49	20120101	0	39
82	1	0	0		604950.80	0.046250	3126.48	20120101	0	0
83	1	0	0		606639.16	0.046250	3131.11	20120101	0	0
84	1	0	0		605885.77	0.031250	2613.09	20120101	0	39
85	1	0	0		609680.90	0.047500	3192.48	20120101	0	0
86	1	0	0		605937.21	0.039000	4686.30	20120101	0	0
87	1	0	0		613691.57	0.042500	3050.03	20120101	0	39
88	1	0	0		617175.43	0.048500	3304.68	20120101	0	35
89	1	0	0		619587.65	0.053750	3497.81	20120101	0	0
90	1	0	0		620438.11	0.035000	2794.85	20120101	0	39
91	1	0	0		619974.79	0.050000	3349.77	20120101	0	0
92	1	0	0		622972.47	0.050000	3360.50	20120101	0	0
93	1	0	0		622835.51	0.038750	4606.00	20120101	0	0
94	1	120	0		637000.00	0.047000	2494.92	20120101	0	35
95	1	0	0		640409.05	0.049000	5169.21	20120101	0	0
96	1	0	0		641719.75	0.035500	4852.81	20120101	0	0
97	1	0	0		645971.28	0.048750	3439.85	20120101	0	0
98	1	0	0		646856.35	0.050000	3489.35	20120101	0	0
99	1	0	0		647432.07	0.052500	3591.73	20120101	0	0
100	1	0	0		650768.01	0.045000	3323.86	20120101	0	39
101	1	0	0		653126.62	0.048750	3477.96	20120101	0	0
102	1	0	0		655073.23	0.046250	3393.32	20120101	0	0
103	1	0	0		659444.95	0.046250	3412.60	20120101	0	0
104	1	0	0		660945.17	0.051250	3631.73	20120101	0	0
105	1	0	0		667120.34	0.045000	3384.66	20120101	0	0
106	1	0	0		671432.54	0.038750	4965.39	20120101	0	0
107	1	0	0		675158.51	0.041250	3309.92	20120101	0	39
108	1	0	0		675785.29	0.048750	3598.62	20120101	0	39
109	1	0	0		676557.50	0.047500	3547.20	20120101	0	0
110	1	0	0		676931.59	0.053750	3807.80	20120101	0	0
111	1	120	0		680000.00	0.047500	2691.67	20120101	0	35
112	1	0	0		679075.54	0.048750	3607.08	20120101	0	0
113	1	0	0		681474.72	0.038750	5060.73	20120101	0	0
114	1	120	0		685000.00	0.047500	2711.46	20120101	0	0
115	1	0	0		683650.19	0.048750	3635.93	20120101	0	0
116	1	0	0		684626.39	0.042000	3410.90	20120101	0	0
117	1	0	0		683415.92	0.048750	3651.54	20120101	0	0
118	1	0	0		684634.86	0.039000	5271.38	20120101	0	0
119	1	0	0		694172.98	0.051250	3811.41	20120101	0	0
120	1	0	0		691263.58	0.037500	5090.56	20120101	0	0
121	1	0	0		691656.01	0.033500	5163.27	20120101	0	0
122	1	0	0		695950.08	0.052500	3865.43	20120101	0	0
123	1	0	0		696767.15	0.052500	3865.43	20120101	0	0
124	1	0	0		697211.04	0.050000	3774.93	20120101	0	39
125	1	0	0		698275.08	0.048750	3704.46	20120101	0	0
126	1	0	0		700403.39	0.047000	3651.22	20120101	0	0
127	1	0	0		696581.70	0.040000	5397.88	20120101	0	0
128	1	0	0		698807.74	0.037500	5146.12	20120101	0	0
129	1	0	0		713030.13	0.042500	3522.29	20120101	0	39
130	1	0	0		714139.56	0.046250	3686.38	20120101	0	0
131	1	0	0		716281.17	0.042000	3568.61	20120101	0	0
132	1	0	0		722324.60	0.047500	3787.16	20120101	0	0
133	1	120	0		725000.00	0.044500	2688.54	20120101	0	0
134	1	0	0		723103.99	0.040000	3487.74	20120101	0	35
135	1	0	0		723630.02	0.050500	3930.34	20120101	0	0
136	1	0	0		730285.13	0.048750	3879.10	20120101	0	0
137	1	0	0		731708.99	0.043750	3683.36	20120101	0	39
138	1	0	0		731141.65	0.046000	3762.81	20120101	0	0
139	1	0	0		734845.63	0.048750	3908.20	20120101	0	0
140	1	0	0		737401.01	0.048750	3926.73	20120101	0	0
141	1	0	0		738082.53	0.046000	3793.57	20120101	0	0
142	1	0	0		738807.75	0.050000	6049.58	20120101	0	0
143	1	0	0		743155.30	0.047500	3912.36	20120101	0	0
144	1	0	0		745559.60	0.051250	4083.65	20120101	0	0
145	1	0	0		754711.95	0.052500	4196.75	20120101	0	0
146	1	0	0		757185.12	0.048750	4021.99	20120101	0	0
147	1	0	0		758252.69	0.052500	4196.75	20120101	0	0
148	1	0	0		760514.18	0.050000	4092.46	20120101	0	0
149	1	0	0		765220.98	0.047500	4089.72	20120101	0	39
150	1	0	0		761479.66	0.044000	6079.14	20120101	0	0
151	1	0	0		767148.10	0.048750	4074.91	20120101	0	0
152	1	0	0		772936.43	0.048750	4126.40	20120101	0	0
153	1	0	0		769411.60	0.036250	5624.09	20120101	0	0
154	1	0	0		776850.66	0.044000	3905.94	20120101	0	0
155	1	0	0		777366.05	0.053750	4367.78	20120101	0	0
156	1	0	0		782020.58	0.052500	4348.61	20120101	0	0
157	1	0	0		779918.05	0.045000	3977.48	20120101	0	0
158	1	0	0		781858.90	0.044500	3954.20	20120101	0	0
159	1	0	0		786144.07	0.049500	4216.79	20120101	0	0
160	1	0	0		787740.50	0.047500	4146.06	20120101	0	0
161	1	0	0		788112.38	0.045000	4009.15	20120101	0	0
162	1	0	0		789931.29	0.047500	4152.32	20120101	0	0
163	1	0	0		786666.54	0.037500	5817.78	20120101	0	0
164	1	0	0		793040.99	0.048750	4207.21	20120101	0	0
165	1	0	0		793026.13	0.040000	3819.33	20120101	0	35
166	1	120	0		796000.00	0.046500	3084.50	20120101	0	0
167	1	0	0		794304.10	0.051250	4355.90	20120101	0	0
168	1	0	0		795856.97	0.046250	4113.12	20120101	0	0
169	1	0	0		797831.08	0.043500	3982.50	20120101	0	0
170	1	0	0		800681.54	0.047500	4225.35	20120101	0	35
171	1	0	0		808204.47	0.051250	4432.12	20120101	0	0
172	1	0	0		807762.23	0.048750	4301.40	20120101	0	0
173	1	120	0		812000.00	0.049000	3315.67	20120101	0	35
174	1	0	0		806492.34	0.037500	5915.59	20120101	0	0
175	1	0	0		811819.64	0.047500	4261.86	20120101	0	0
176	1	0	0		811925.49	0.043750	6258.62	20120101	0	0
177	1	0	0		812147.75	0.042500	6183.73	20120101	0	0
178	1	0	0		819843.98	0.048750	4371.26	20120101	0	0
179	1	0	0		820877.55	0.047500	4298.37	20120101	0	0
180	1	0	0		821878.12	0.050000	4434.15	20120101	0	0
181	1	0	0		821758.02	0.045500	4204.70	20120101	0	0
182	1	0	0		823995.53	0.050000	4444.88	20120101	0	0
183	1	0	0		823571.59	0.036250	3785.23	20120101	0	39
184	1	0	0		825569.47	0.051250	4511.07	20120101	0	0
185	1	0	0		832724.81	0.048750	4440.06	20120101	0	0
186	1	0	0		834948.38	0.042500	4130.33	20120101	0	0
187	1	0	0		836681.86	0.048750	4455.40	20120101	0	0
188	1	0	0		843578.12	0.048000	4459.66	20120101	0	0
189	1	0	0		845889.11	0.050000	4562.99	20120101	0	0
190	1	0	0		846074.41	0.052500	4693.73	20120101	0	0
191	1	0	0		846779.02	0.047500	4434.00	20120101	0	0
192	1	0	0		848627.78	0.048750	4524.74	20120101	0	0
193	1	0	0		855685.68	0.048000	4512.13	20120101	0	0
194	1	0	0		859048.81	0.044500	4344.58	20120101	0	0
195	1	0	0		859333.09	0.050000	4640.82	20120101	0	0
196	1	120	0		862000.00	0.047500	3412.08	20120101	0	35
197	1	120	0		864000.00	0.043750	3150.00	20120101	0	39
198	1	0	0		867062.26	0.053750	4871.75	20120101	0	0
199	1	120	0		875000.00	0.045000	3281.25	20120101	0	35
200	1	0	0		872843.87	0.048750	4630.57	20120101	0	0
201	1	120	0		875000.00	0.040000	2916.67	20120101	0	39
202	1	0	0		870868.88	0.041000	6791.75	20120101	0	0
203	1	0	0		880494.58	0.045000	4479.10	20120101	0	0
204	1	120	0		884000.00	0.048000	3536.00	20120101	0	35
205	1	0	0		874982.50	0.035000	3983.03	20120101	0	39
206	1	0	0		886290.03	0.052500	4928.42	20120101	0	0
207	1	0	0		889699.17	0.046250	4586.12	20120101	0	0
208	1	0	0		890877.74	0.047500	4653.09	20120101	0	0
209	1	0	0		889831.15	0.048500	4749.23	20120101	0	0
210	1	0	0		893592.14	0.051250	4900.38	20120101	0	0
211	1	0	0		895546.47	0.048750	4762.87	20120101	0	0
212	1	0	0		895820.47	0.050000	4832.33	20120101	0	0
213	1	0	0		896463.28	0.045500	4586.95	20120101	0	0
214	1	120	0		900000.00	0.048750	3656.25	20120101	0	39
215	1	0	0		905271.47	0.042500	6920.96	20120101	0	0
216	1	0	0		914666.20	0.046250	4730.08	20120101	0	0
217	1	0	0		914918.67	0.055000	5223.66	20120101	0	0
218	1	0	0		910206.06	0.044000	7266.48	20120101	0	0
219	1	120	0		918750.00	0.029500	2258.59	20120101	0	35
220	1	0	0		916530.82	0.044000	4602.00	20120101	0	0
221	1	0	0		918087.76	0.047000	4792.22	20120101	0	0
222	1	0	0		919502.38	0.047500	4814.81	20120101	0	0
223	1	0	0		920795.86	0.046500	4785.11	20120101	0	35
224	1	0	0		924366.04	0.050000	4992.44	20120101	0	0
225	1	0	0		924984.78	0.046250	4780.47	20120101	0	0
226	1	0	0		919046.13	0.043500	7459.90	20120101	0	0
227	1	0	0		952595.16	0.046000	7701.14	20120101	0	0
228	1	0	0		935453.83	0.050000	5046.13	20120101	0	0
229	1	0	0		938728.71	0.044500	4747.55	20120101	0	0
230	1	0	0		942671.36	0.048750	5001.02	20120101	0	0
231	1	0	0		948344.70	0.045000	4843.91	20120101	0	39
232	1	0	0		947666.29	0.040000	4564.09	20120101	0	39
233	1	0	0		949035.75	0.050000	5132.01	20120101	0	0
234	1	0	0		944970.48	0.045000	7527.54	20120101	0	0
235	1	0	0		954467.46	0.051250	5221.63	20120101	0	0
236	1	0	0		951491.39	0.048500	7781.09	20120101	0	0
237	1	0	0		961409.46	0.048500	5092.23	20120101	0	0
238	1	0	0		960647.88	0.046000	7701.14	20120101	0	0
239	1	0	0		960647.88	0.046000	7701.14	20120101	0	0
240	1	0	0		974317.49	0.049000	5209.62	20120101	0	0
241	1	0	0		974063.15	0.050000	5260.85	20120101	0	0
242	1	0	0		975418.82	0.030000	4170.16	20120101	0	35
243	1	120	0		980000.00	0.047000	3838.33	20120101	0	35
244	1	0	0		969104.25	0.052500	5411.60	20120101	0	0
245	1	120	0		980000.00	0.042500	3470.83	20120101	0	39
246	1	0	0		972831.26	0.047000	7752.55	20120101	0	0
247	1	0	0		981338.56	0.041500	4790.55	20120101	0	0
248	1	0	0		985101.11	0.048750	5239.16	20120101	0	0
249	1	0	0		986315.05	0.048750	5270.91	20120101	0	39
250	1	0	0		988840.55	0.042500	4919.40	20120101	0	35
251	1	0	0		987545.74	0.038750	7333.66	20120101	0	0
252	1	0	0		987613.21	0.047500	5174.74	20120101	0	0
253	1	0	0		992581.01	0.049000	5307.27	20120101	0	0
254	1	0	0		987768.68	0.040000	7396.88	20120101	0	0
255	1	0	0		993659.25	0.047500	5216.48	20120101	0	0
256	1	0	0		993941.96	0.050000	5368.22	20120101	0	0
257	1	0	0		995051.58	0.048750	5292.09	20120101	0	0
258	1	0	0		993801.94	0.048750	5292.08	20120101	0	0
259	1	0	0		993110.06	0.030000	4216.04	20120101	0	39
260	1	0	0		995852.15	0.042500	4919.40	20120101	0	39
261	1	0	0		996211.64	0.047500	5216.47	20120101	0	0
262	1	0	0		995163.66	0.050000	5368.22	20120101	0	0
263	1	0	0		997320.84	0.046250	5140.88	20120101	0	39
264	1	0	0		997385.17	0.045500	5096.61	20120101	0	0
265	1	0	0		997385.17	0.045500	5096.61	20120101	0	0
266	1	0	0		997385.17	0.045500	5096.61	20120101	0	0
267	1	0	0		997420.58	0.046250	5141.40	20120101	0	0
268	1	120	0		1000000.00	0.047500	3958.33	20120101	0	35
269	1	120	0		1000000.00	0.052500	4375.00	20120101	0	35
270	1	120	0		1000000.00	0.046000	3833.33	20120101	0	35
271	1	0	0		996296.25	0.048750	5292.08	20120101	0	0
272	1	0	0		995944.19	0.043750	4992.85	20120101	0	0
273	1	0	0		1000383.59	0.040000	7561.83	20120101	0	0
274	1	120	0		1004921.42	0.050000	4187.17	20120101	0	39
275	1	0	0		1010598.05	0.040000	4845.77	20120101	0	35
276	1	0	0		1031569.44	0.052500	5722.80	20120101	0	0
277	1	0	0		1030895.80	0.045000	5244.20	20120101	0	0
278	1	0	0		1030073.78	0.046250	5332.15	20120101	0	0
279	1	0	0		1039794.79	0.049000	5552.73	20120101	0	0
280	1	0	0		1042742.56	0.048000	5498.50	20120101	0	0
281	1	0	0		1044804.19	0.048750	5556.69	20120101	0	0
282	1	120	0		1050000.00	0.029500	2581.25	20120101	0	35
283	1	0	0		1047471.48	0.050000	5636.63	20120101	0	0
284	1	0	0		1046620.98	0.043000	8302.93	20120101	0	0
285	1	0	0		1054873.50	0.050000	5690.31	20120101	0	0
286	1	0	0		1049419.20	0.038500	8054.13	20120101	0	0
287	1	0	0		1057276.32	0.040000	5084.47	20120101	0	39
288	1	0	0		1060377.34	0.047000	5549.43	20120101	0	35
289	1	0	0		1060374.21	0.041500	5206.17	20120101	0	35
290	1	0	0		1056712.60	0.046000	8471.26	20120101	0	0
291	1	0	0		1059866.07	0.042000	8247.26	20120101	0	0
292	1	0	0		1068285.42	0.045500	5466.11	20120101	0	0
293	1	0	0		1067671.70	0.044000	5368.16	20120101	0	0
294	1	0	0		1065777.89	0.047000	8527.80	20120101	0	0
295	1	0	0		1065179.42	0.043000	9661.59	20120101	0	0
296	1	0	0		1075999.95	0.048750	5715.45	20120101	0	0
297	1	0	0		1093068.87	0.048500	5804.62	20120101	0	0
298	1	0	0		1093336.17	0.050000	5905.04	20120101	0	0
299	1	120	0		1098600.00	0.037500	3433.13	20120101	0	39
300	1	0	0		1095638.07	0.045000	5573.54	20120101	0	0
301	1	0	0		1093689.05	0.045000	5563.62	20120101	0	0
302	1	0	0		1095638.07	0.045000	5573.54	20120101	0	0
303	1	120	0		1100000.00	0.047500	4354.17	20120101	0	35
304	1	0	0		1102457.52	0.052500	6137.74	20120101	0	0
305	1	0	0		1112962.63	0.048000	5876.26	20120101	0	0
306	1	0	0		1122896.90	0.048750	5980.05	20120101	0	0
307	1	0	0		1127949.14	0.048000	5970.70	20120101	0	0
308	1	0	0		1137048.92	0.048500	7123.84	20120101	0	0
309	1	0	0		1144423.98	0.053750	6422.87	20120101	0	0
310	1	0	0		1136785.47	0.047000	9133.28	20120101	0	0
311	1	0	0		1152153.89	0.048750	6112.36	20120101	0	0
312	1	0	0		1152777.37	0.048500	6121.23	20120101	0	0
313	1	120	0		1162000.00	0.047500	4599.58	20120101	0	35
314	1	0	0		1173035.00	0.047500	6134.57	20120101	0	0
315	1	120	0		1181250.00	0.046000	4528.13	20120101	0	0
316	1	0	0		1177270.38	0.044500	5953.96	20120101	0	0
317	1	0	0		1175446.58	0.042500	9215.42	20120101	0	0
318	1	120	0		1190000.00	0.044000	4363.33	20120101	0	0
319	1	120	0		1200000.00	0.048000	4800.00	20120101	0	35
320	1	0	0		1211749.32	0.038750	5740.65	20120101	0	39
321	1	0	0		1235193.03	0.046250	6375.33	20120101	0	0
322	1	0	0		1139830.28	0.050500	6896.99	20120101	0	0
323	1	0	0		1246731.46	0.045500	6370.76	20120101	0	0
324	1	120	0		1270000.00	0.045000	4762.50	20120101	0	35
325	1	0	0		1270065.03	0.046250	6538.32	20120101	0	0
326	1	0	0		1269436.81	0.048750	6751.37	20120101	0	0
327	1	0	0		1274794.94	0.047500	6690.13	20120101	0	0
328	1	0	0		1341283.46	0.046500	6961.10	20120101	0	0
329	1	0	0		1354508.87	0.044000	6810.35	20120101	0	0
330	1	0	0		1391922.84	0.049500	7466.11	20120101	0	0
331	1	0	0		1394498.44	0.045500	7135.25	20120101	0	0
332	1	0	0		1396305.89	0.045000	7093.60	20120101	0	0
333	1	0	0		1430869.35	0.047500	7511.73	20120101	0	0
334	1	0	0		1424053.42	0.037500	10908.34	20120101	0	0
335	1	0	0		1434687.68	0.045500	11513.27	20120101	0	0
336	1	0	0		1435707.84	0.047500	11667.48	20120101	0	0
337	1	0	0		1451109.02	0.051250	7938.62	20120101	0	0
338	1	0	0		1449053.32	0.051000	11940.19	20120101	0	0
339	1	0	0		1488871.48	0.049000	7960.91	20120101	0	0
340	1	0	0		1493921.58	0.047500	7824.71	20120101	0	0
341	1	0	0		1494051.91	0.045000	7600.28	20120101	0	0
342	1	120	0		1500000.00	0.044500	5562.50	20120101	0	35
343	1	120	0		1560000.00	0.050500	6565.00	20120101	0	35
344	1	0	0		1599995.10	0.047000	12907.99	20120101	0	0
345	1	0	0		1605112.15	0.042500	12638.28	20120101	0	0
346	1	0	0		1617501.76	0.044500	8180.40	20120101	0	0
347	1	120	0		1650000.00	0.043500	5981.25	20120101	0	35
348	1	0	0		1667191.74	0.047500	8763.68	20120101	0	0
349	1	0	0		1675188.78	0.044000	13412.11	20120101	0	0
350	1	0	0		1682390.78	0.045000	8867.00	20120101	0	35
351	1	120	0		1700000.00	0.049000	6941.67	20120101	0	35
352	1	0	0		1712992.55	0.043500	8562.37	20120101	0	0
353	1	0	0		1727547.18	0.049000	13944.30	20120101	0	0
354	1	0	0		1753909.88	0.048000	9260.35	20120101	0	0
355	1	120	0		1800000.00	0.046000	6900.00	20120101	0	35
356	1	0	0		1812013.82	0.048750	9624.97	20120101	0	0
357	1	120	0		1818750.00	0.047000	7123.44	20120101	0	35
358	1	0	0		1853413.93	0.045500	9470.89	20120101	0	0
359	1	0	0		1884271.37	0.050000	15618.18	20120101	0	0
360	1	0	0		1901049.46	0.040500	14843.93	20120101	0	0
361	1	0	0		1930350.65	0.048750	319.56	20120101	0	0
362	1	120	0		1950000.00	0.046000	7475.00	20120101	0	35
363	1	0	0		1992246.82	0.046250	282.79	20120101	0	0
364	1	120	0		2000000.00	0.046500	7750.00	20120101	0	35
365	1	120	0		2000000.00	0.053750	8958.33	20120101	0	39
366	1	120	0		2062500.00	0.047000	8078.13	20120101	0	0
367	1	0	0		2057939.73	0.049000	10948.90	20120101	0	0
368	1	0	0		2108109.98	0.039500	10107.65	20120101	0	35
369	1	120	0		2145000.00	0.052000	9295.00	20120101	0	35
370	1	0	0		2839550.32	0.041000	22341.28	20120101	0	0
371	1	0	0		813256.57	0.038750	6014.20	20120101	0	0
372	1	0	0		505164.80	0.050000	2721.69	20120101	0	0
373	1	0	0		523010.57	0.047500	2738.65	20120101	0	0
374	1	0	0		1494263.88	0.047000	7779.57	20120101	0	0
375	1	0	0		1373346.44	0.048500	7287.43	20120101	0	0
376	1	0	0		933980.99	0.044500	4729.92	20120101	0	0
377	1	0	0		797869.87	0.044500	4029.76	20120101	0	0
378	1	0	0		985930.27	0.043000	4899.23	20120101	0	0
379	1	120	0		743000.00	0.044000	2724.33	20120101	0	0
380	1	120	0		1169196.00	0.046500	4530.63	20120101	0	0
381	1	0	0		682649.50	0.047500	3570.03	20120101	0	0
382	1	0	0		782325.43	0.045000	3969.16	20120101	0	0
383	1	0	0		577164.21	0.038750	4268.25	20120101	0	0
384	1	0	0		823396.33	0.035000	3709.11	20120101	0	39
385	1	0	0		1835372.70	0.048750	9761.25	20120101	0	0
386	1	120	0		2742000.00	0.039500	9025.75	20120101	0	35
387	1	0	0		1670269.16	0.040000	8020.58	20120101	0	35
388	1	0	0		1546520.39	0.040500	7492.72	20120101	0	35
389	1	0	0		710410.24	0.040000	3416.39	20120101	0	35
390	1	120	0		1050000.00	0.040000	3500.00	20120101	0	35
391	1	120	0		967200.00	0.040000	3224.00	20120101	0	35
392	1	120	0		2995000.00	0.040000	9983.33	20120101	0	35
393	1	120	0		1650000.00	0.039500	5431.25	20120101	0	35
394	1	120	0		1315000.00	0.040000	4383.33	20120101	0	35
395	1	120	0		625000.00	0.039000	2031.25	20120101	0	35
396	1	120	0		1100000.00	0.040000	3666.67	20120101	0	35
397	1	120	0		1840000.00	0.039000	5980.00	20120101	0	35
398	1	120	0		880000.00	0.040000	2933.33	20120101	0	35
399	1	120	0		1100000.00	0.039500	3620.83	20120101	0	35
400	1	120	0		643500.00	0.040000	2145.00	20120101	0	35
401	1	120	0		2049833.33	0.040000	6832.82	20120101	0	35
402	1	0	0		696909.94	0.039000	3301.68	20120101	0	35
403	1	120	0		999000.00	0.039500	3288.38	20120101	0	35
404	1	120	0		1300000.00	0.040000	4333.33	20120101	0	35
405	1	0	0		798028.66	0.048750	4233.67	20120101	0	0
406	1	0	0		634374.27	0.036250	4614.64	20120101	0	0
407	1	0	0		493945.97	0.041250	3729.84	20120101	0	0
408	1	0	0		1109778.64	0.047500	5811.15	20120101	0	0
409	1	0	0		666664.63	0.033750	2966.47	20120101	0	39
410	1	0	0		862937.64	0.048750	4572.36	20120101	0	0
411	1	0	0		1386792.72	0.048750	7348.06	20120101	0	0
412	1	0	0		579350.09	0.053750	3247.83	20120101	0	0
413	1	0	0		761995.24	0.045000	3866.01	20120101	0	0
414	1	0	0		1279391.41	0.038750	9461.37	20120101	0	0
415	1	120	0		938000.00	0.042500	3322.08	20120101	0	39
416	1	0	0		1026893.26	0.048750	5461.43	20120101	0	0
417	1	0	0		1488338.64	0.047500	7793.42	20120101	0	0
418	1	0	0		896816.53	0.051250	4900.39	20120101	0	0
419	1	0	0		463278.48	0.051250	2531.45	20120101	0	0
420	1	0	0		797036.98	0.048750	4233.67	20120101	0	0
421	1	0	0		800311.10	0.047500	4185.36	20120101	0	0
422	1	120	0		1295000.00	0.041250	4451.56	20120101	0	39
423	1	0	0		705702.26	0.043750	5396.21	20120101	0	0
424	1	0	0		1084630.46	0.045000	5510.21	20120101	0	0
425	1	0	0		917237.63	0.036250	6669.60	20120101	0	0
426	1	0	0		756216.36	0.051250	4127.21	20120101	0	0
427	1	0	0		772434.47	0.048750	4106.55	20120101	0	0
428	1	0	0		895123.04	0.046250	4614.09	20120101	0	0
429	1	120	0		1638000.00	0.042500	5801.25	20120101	0	35
430	1	120	0		1100000.00	0.042000	3850.00	20120101	0	35
431	1	120	0		1200000.00	0.042500	4250.00	20120101	0	35
432	1	120	0		626000.00	0.042500	2217.36	20120101	0	35
433	1	120	0		1100000.00	0.042000	3850.00	20120101	0	35
434	1	120	0		1425000.00	0.041500	4928.13	20120101	0	35
435	1	120	0		1100000.00	0.042500	3895.83	20120101	0	35
436	1	120	0		966000.00	0.039500	3179.75	20120101	0	35
437	1	120	0		1200000.00	0.040500	4050.00	20120101	0	35
438	1	120	0		960000.00	0.042500	3400.00	20120101	0	35
439	1	120	0		966000.00	0.039500	3179.75	20120101	0	35
440	1	120	0		700000.00	0.039500	2304.17	20120101	0	35
441	1	120	0		700000.00	0.041500	2420.83	20120101	0	35
442	1	120	0		1775000.00	0.042500	6286.46	20120101	0	35
443	1	120	0		1650000.00	0.040500	5568.75	20120101	0	35
444	1	120	0		1500000.00	0.040500	5062.50	20120101	0	35
445	1	120	0		1200000.00	0.039500	3950.00	20120101	0	35
446	1	120	0		732500.00	0.041000	2502.71	20120101	0	35

	41	42	43	44	45	46	47	48	49	50
KEY	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000
10
11	15	0.016250	3	0.001250	84	99	99	1	99	99
12
13
14	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
15
16
17
18
19
20	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
21
22
23
24
25	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43	15	0.016250	3	0.001250	84	99	99	1	99	99
44
45
46
47
48
49
50
51
52	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
53
54
55
56	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
57
58	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
59
60
61
62	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
63
64	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
65	15	0.016250	3	0.001250	120	99	99	1	99	99
66
67
68
69
70
71
72
73
74
75
76
77	15	0.016250	3	0.001250	120	99	99	1	99	99
78	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
79
80
81	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
82
83
84	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
85
86
87	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
88	15	0.016250	3	0.001250	120	99	99	1	99	99
89
90	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
91
92
93
94	15	0.016250	3	0.001250	120	99	99	1	99	99
95
96
97
98
99
100	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
101
102
103
104
105
106
107	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
108	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
109
110
111	15	0.016250	3	0.001250	120	99	99	1	99	99
112
113
114
115
116
117
118
119
120
121
122
123
124	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
125
126
127
128
129	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
130
131
132
133
134	15	0.016250	3	0.001250	120	99	99	1	99	99
135
136
137	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
138
139
140
141
142
143
144
145
146
147
148
149	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165	15	0.016250	3	0.001250	84	99	99	1	99	99
166
167
168
169
170	15	0.016250	3	0.001250	120	99	99	1	99	99
171
172
173	15	0.016250	3	0.001250	120	99	99	1	99	99
174
175
176
177
178
179
180
181
182
183	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
184
185
186
187
188
189
190
191
192
193
194
195
196	15	0.016250	3	0.001250	120	99	99	1	99	99
197	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
198
199	15	0.016250	3	0.001250	120	99	99	1	99	99
200
201	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
202
203
204	15	0.016250	3	0.001250	120	99	99	1	99	99
205	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
206
207
208
209
210
211
212
213
214	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
215
216
217
218
219	15	0.016250	3	0.001250	84	99	99	1	99	99
220
221
222
223	15	0.016250	3	0.001250	120	99	99	1	99	99
224
225
226
227
228
229
230
231	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
232	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
233
234
235
236
237
238
239
240
241
242	15	0.016250	3	0.001250	84	99	99	1	99	99
243	15	0.016250	3	0.001250	120	99	99	1	99	99
244
245	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
246
247
248
249	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
250	15	0.016250	3	0.001250	84	99	99	1	99	99
251
252
253
254
255
256
257
258
259	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
260	30	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
261
262
263	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
264
265
266
267
268	15	0.016250	3	0.001250	120	99	99	1	99	99
269	15	0.016250	3	0.001250	120	99	99	1	99	99
270	15	0.016250	3	0.001250	120	99	99	1	99	99
271
272
273
274	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
275	15	0.016250	3	0.001250	120	99	99	1	99	99
276
277
278
279
280
281
282	15	0.016250	3	0.001250	84	99	99	1	99	99
283
284
285
286
287	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
288	15	0.016250	3	0.001250	120	99	99	1	99	99
289	15	0.016250	3	0.001250	84	99	99	1	99	99
290
291
292
293
294
295
296
297
298
299	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
300
301
302
303	15	0.016250	3	0.001250	120	99	99	1	99	99
304
305
306
307
308
309
310
311
312
313	15	0.016250	3	0.001250	120	99	99	1	99	99
314
315
316
317
318
319	15	0.016250	3	0.001250	120	99	99	1	99	99
320	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
321
322
323
324	15	0.016250	3	0.001250	120	99	99	1	99	99
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342	15	0.016250	3	0.001250	84	99	99	1	99	99
343	15	0.016250	3	0.001250	120	99	99	1	99	99
344
345
346
347	45	0.013500	3	0.001250	60	99	99	1	99	99
348
349
350	15	0.016250	3	0.001250	120	99	99	1	99	99
351	15	0.016250	3	0.001250	120	99	99	1	99	99
352
353
354
355	15	0.016250	3	0.001250	120	99	99	1	99	99
356
357	15	0.016250	3	0.001250	120	99	99	1	99	99
358
359
360
361
362	15	0.016250	3	0.001250	120	99	99	1	99	99
363
364	15	0.016250	3	0.001250	120	99	99	1	99	99
365	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
366
367
368	15	0.016250	3	0.001250	84	99	99	1	99	99
369	45	0.014500	3	0.001250	84	99	99	1	99	99
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
385
386	45	0.016250	3	0.001250	120	99	99	1	99	99
387	45	0.016250	3	0.001250	120	99	99	1	99	99
388	45	0.013750	3	0.001250	120	99	99	1	99	99
389	45	0.016250	3	0.001250	120	99	99	1	99	99
390	45	0.016250	3	0.001250	120	99	99	1	99	99
391	45	0.016250	3	0.001250	120	99	99	1	99	99
392	45	0.016250	3	0.001250	120	99	99	1	99	99
393	45	0.016250	3	0.001250	120	99	99	1	99	99
394	45	0.016250	3	0.001250	120	99	99	1	99	99
395	45	0.016250	3	0.001250	120	99	99	1	99	99
396	45	0.016250	3	0.001250	120	99	99	1	99	99
397	45	0.016250	3	0.001250	120	99	99	1	99	99
398	45	0.016250	3	0.001250	120	99	99	1	99	99
399	45	0.016250	3	0.001250	120	99	99	1	99	99
400	45	0.016250	3	0.001250	120	99	99	1	99	99
401	45	0.016250	3	0.001250	120	99	99	1	99	99
402	45	0.016250	3	0.001250	120	99	99	1	99	99
403	45	0.016250	3	0.001250	120	99	99	1	99	99
404	45	0.016250	3	0.001250	120	99	99	1	99	99
405
406
407
408
409	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
410
411
412
413
414
415	45	0.022500	3	0.001250	60	0.05	0.050000	12	0.020000	0.020000
416
417
418
419
420
421
422	45	0.022500	3	0.001250	120	0.05	0.050000	12	0.020000	0.020000
423
424
425
426
427
428
429	45	0.016250	3	0.001250	120	99	99	1	99	99
430	45	0.016250	3	0.001250	120	99	99	1	99	99
431	45	0.016250	3	0.001250	120	99	99	1	99	99
432	45	0.016250	3	0.001250	120	99	99	1	99	99
433	45	0.016250	3	0.001250	120	99	99	1	99	99
434	45	0.016250	3	0.001250	120	99	99	1	99	99
435	45	0.016250	3	0.001250	120	99	99	1	99	99
436	45	0.016250	3	0.001250	120	99	99	1	99	99
437	45	0.016250	3	0.001250	120	99	99	1	99	99
438	45	0.016250	3	0.001250	120	99	99	1	99	99
439	45	0.016250	3	0.001250	120	99	99	1	99	99
440	45	0.016250	3	0.001250	120	99	99	1	99	99
441	45	0.016250	3	0.001250	120	99	99	1	99	99
442	45	0.016250	3	0.001250	120	99	99	1	99	99
443	45	0.016250	3	0.001250	120	99	99	1	99	99
444	45	0.016250	3	0.001250	120	99	99	1	99	99
445	45	0.016250	3	0.001250	120	99	99	1	99	99
446	45	0.016250	3	0.001250	120	99	99	1	99	99

	51	52	53	54	55	56	57	58	59	60
KEY	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9	0.096250	0.022500
10
11	0.103000	0.029000
12
13
14	0.091250	0.022500
15
16
17
18
19
20	0.092500	0.022500
21
22
23
24
25	0.083750	0.022500
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43	0.097500	0.029000
44
45
46
47
48
49
50
51
52	0.092500	0.022500
53
54
55
56	0.092500	0.022500
57
58	0.101250	0.022500
59
60
61
62	0.095000	0.022500
63
64	0.082500	0.022500
65	0.097500	0.029000
66
67
68
69
70
71
72
73
74
75
76
77	0.099500	0.029000
78	0.090000	0.022500
79
80
81	0.101250	0.022500
82
83
84	0.081250	0.022500
85
86
87	0.092500	0.022500
88	0.098500	0.029000
89
90	0.085000	0.022500
91
92
93
94	0.097000	0.029000
95
96
97
98
99
100	0.095000	0.022500
101
102
103
104
105
106
107	0.091250	0.022500
108	0.098750	0.022500
109
110
111	0.097500	0.029000
112
113
114
115
116
117
118
119
120
121
122
123
124	0.100000	0.022500
125
126
127
128
129	0.092500	0.022500
130
131
132
133
134	0.095000	0.029000
135
136
137	0.093750	0.022500
138
139
140
141
142
143
144
145
146
147
148
149	0.097500	0.022500
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165	0.090000	0.029000
166
167
168
169
170	0.097500	0.029000
171
172
173	0.099000	0.029000
174
175
176
177
178
179
180
181
182
183	0.086250	0.022500
184
185
186
187
188
189
190
191
192
193
194
195
196	0.097500	0.029000
197	0.093750	0.022500
198
199	0.095000	0.029000
200
201	0.090000	0.022500
202
203
204	0.098000	0.029000
205	0.085000	0.022500
206
207
208
209
210
211
212
213
214	0.098750	0.022500
215
216
217
218
219	0.079500	0.029000
220
221
222
223	0.096500	0.029000
224
225
226
227
228
229
230
231	0.095000	0.027500
232	0.090000	0.022500
233
234
235
236
237
238
239
240
241
242	0.080000	0.029000
243	0.097000	0.029000
244
245	0.092500	0.022500
246
247
248
249	0.098750	0.022500
250	0.092500	0.029000
251
252
253
254
255
256
257
258
259	0.080000	0.022500
260	0.092500	0.022500
261
262
263	0.096250	0.022500
264
265
266
267
268	0.097500	0.029000
269	0.102500	0.029000
270	0.096000	0.029000
271
272
273
274	0.100000	0.022500
275	0.090000	0.029000
276
277
278
279
280
281
282	0.079500	0.029000
283
284
285
286
287	0.090000	0.022500
288	0.097000	0.029000
289	0.091500	0.029000
290
291
292
293
294
295
296
297
298
299	0.087500	0.022500
300
301
302
303	0.097500	0.029000
304
305
306
307
308
309
310
311
312
313	0.097500	0.029000
314
315
316
317
318
319	0.098000	0.029000
320	0.088750	0.022500
321
322
323
324	0.095000	0.029000
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342	0.094500	0.029000
343	0.100500	0.029000
344
345
346
347	0.093500	0.029000
348
349
350	0.095000	0.029000
351	0.099000	0.029000
352
353
354
355	0.096000	0.029000
356
357	0.097000	0.029000
358
359
360
361
362	0.096000	0.029000
363
364	0.096500	0.029000
365	0.103750	0.022500
366
367
368	0.089500	0.029000
369	0.102000	0.029000
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384	0.085000	0.022500
385
386	0.089500	0.029000
387	0.090000	0.029000
388	0.090500	0.029000
389	0.090000	0.029000
390	0.090000	0.029000
391	0.090000	0.029000
392	0.090000	0.029000
393	0.089500	0.029000
394	0.090000	0.029000
395	0.089000	0.029000
396	0.090000	0.029000
397	0.089000	0.029000
398	0.090000	0.029000
399	0.089500	0.029000
400	0.090000	0.029000
401	0.090000	0.029000
402	0.089000	0.029000
403	0.089500	0.029000
404	0.090000	0.029000
405
406
407
408
409	0.083750	0.022500
410
411
412
413
414
415	0.092500	0.022500
416
417
418
419
420
421
422	0.091250	0.022500
423
424
425
426
427
428
429	0.092500	0.029000
430	0.092000	0.029000
431	0.092500	0.029000
432	0.092500	0.029000
433	0.092000	0.029000
434	0.091500	0.029000
435	0.092500	0.029000
436	0.089500	0.029000
437	0.090500	0.029000
438	0.092500	0.029000
439	0.089500	0.029000
440	0.089500	0.029000
441	0.091500	0.029000
442	0.092500	0.029000
443	0.090500	0.029000
444	0.090500	0.029000
445	0.089500	0.029000
446	0.091000	0.029000

	61	62	63	64	65	66	67	68	69	70
KEY	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1		0						0		279
2		0						0		197
3		0						0		435
4		0						0		100
5		0						0		396
6		0						0		301
7		0						0		288
8		0				20	1	60		141
9		0						0		286
10		0						0		224
11		0				20	1	60		46
12		0				20	1	60		10
13		0						0		119
14		0						0		292
15		0						0		155
16		0				98	1	60		4
17		0						0		255
18		0						0		268
19		0						0		99
20		0						0		259
21		0						0		218
22		0						0		225
23		0				20	1	60		372
24		0						0		302
25		0						0		49
26		0						0		274
27		0						0		65
28		0						0		175
29		0						0		408
30		0						0		230
31		0						0		146
32		0						0		170
33		0						0		83
34		0						0		199
35		0						0		120
36		0						0		128
37		0						0		295
38		0						0		174
39		0						0		206
40		0				20	1	60		182
41		0						0		265
42		0						0		159
43		0				20	1	36		111
44		0				98	1	60		2
45		0						0		150
46		0						0		186
47		0						0		294
48		0						0		405
49		0						0		166
50		0						0		422
51		0						0		243
52		0						0		192
53		0						0		242
54		0						0		239
55		0						0		361
56		0						0		281
57		0						0		126
58		0						0		91
59		0						0		254
60		0						0		19
61		0						0		151
62		0						0		245
63		0						0		249
64		0						0		432
65		0				20	1	60		3
66		0						0		57
67		0						0		266
68		0				98	1	60		423
69		0						0		80
70		0				20	1	60		376
71		0						0		240
72		0						0		419
73		0						0		68
74		0						0		307
75		0						0		344
76		0						0		217
77		0				20	1	60		167
78		0						0		47
79		0						0		156
80		0						0		183
81		0						0		296
82		0						0		244
83		0						0		14
84		0						0		13
85		0						0		256
86		0						0		446
87		0						0		145
88		0				20	1	60		82
89		0						0		313
90		0						0		260
91		0						0		251
92		0						0		201
93		0						0		23
94		0				20	1	60		321
95		0				20	1	60		403
96		0						0		90
97		0						0		261
98		0						0		191
99		0						0		138
100		0						0		185
101		0						0		85
102		0						0		399
103		0						0		271
104		0						0		250
105		0						0		41
106		0						0		149
107		0						0		247
108		0						0		395
109		0						0		262
110		0						0		431
111		0				20	1	60		17
112		0						0		193
113		0						0		123
114		0				98	1	60		56
115		0						0		187
116		0						0		342
117		0						0		200
118		0				20	1	60		81
119		0						0		275
120		0						0		45
121		0						0		297
122		0						0		101
123		0						0		441
124		0						0		257
125		0						0		179
126		0				98	1	60		8
127		0						0		131
128		0						0		300
129		0						0		163
130		0						0		331
131		0						0		410
132		0				98	1	60		5
133		0				98	1	60		93
134		0				20	1	60		12
135		0						0		42
136		0						0		137
137		0						0		393
138		0				98	1	60		411
139		0						0		316
140		0						0		71
141		0				98	1	60		67
142		0				20	1	60		363
143		0						0		61
144		0						0		425
145		0						0		112
146		0						0		98
147		0						0		190
148		0						0		248
149		0						0		418
150		0				20	1	60		402
151		0						0		227
152		0						0		291
153		0						0		273
154		0				98	1	60		333
155		0						0		312
156		0						0		216
157		0						0		180
158		0						0		154
159		0				98	1	36		377
160		0				98	1	60		161
161		0						0		350
162		0				98	1	60		280
163		0						0		48
164		0						0		442
165		0				20	1	60		33
166		0				98	1	60		352
167		0						0		246
168		0						0		231
169		0				98	1	60		373
170		0				20	1	60		327
171		0						0		258
172		0						0		235
173		0				20	1	60		404
174		0						0		107
175		0				98	1	60		102
176		0						0		214
177		0						0		236
178		0						0		440
179		0						0		351
180		0						0		157
181		0				98	1	60		353
182		0						0		165
183		0						0		55
184		0						0		324
185		0						0		122
186		0						0		263
187		0						0		272
188		0				98	1	60		287
189		0						0		315
190		0						0		211
191		0						0		78
192		0						0		97
193		0				98	1	60		341
194		0				98	1	60		124
195		0						0		309
196		0				20	1	60		379
197		0						0		148
198		0						0		346
199		0				20	1	60		293
200		0						0		336
201		0						0		308
202		0				20	1	60		413
203		0				98	1	60		147
204		0				20	1	36		358
205		0						0		220
206		0						0		92
207		0						0		73
208		0						0		198
209		0				20	1	60		88
210		0						0		106
211		0						0		133
212		0						0		168
213		0				98	1	60		30
214		0						0		27
215		0						0		210
216		0						0		428
217		0						0		340
218		0				20	1	60		374
219		0				98	1	60		1
220		0				98	1	60		35
221		0				98	1	60		383
222		0						0		338
223		0				20	1	60		62
224		0						0		232
225		0						0		267
226		0				20	1	60		409
227		0				20	1	60		50
228		0						0		203
229		0				98	1	60		66
230		0						0		421
231		0						0		143
232		0						0		229
233		0						0		438
234		0				20	1	60		70
235		0						0		252
236		0						0		160
237		0						0		28
238		0				20	1	60		72
239		0				20	1	60		116
240		0				98	1	60		222
241		0						0		108
242		0				20	1	60		1
243		0				20	1	60		362
244		0						0		234
245		0						0		414
246		0				20	1	60		381
247		0				98	1	60		317
248		0						0		439
249		0						0		264
250		0				20	1	60		401
251		0						0		169
252		0						0		212
253		0				98	1	60		386
254		0						0		184
255		0				98	1	60		384
256		0				20	1	60		207
257		0						0		110
258		0						0		348
259		0						0		181
260		0						0		437
261		0						0		433
262		0						0		311
263		0						0		64
264		0				98	1	60		434
265		0				98	1	60		389
266		0				98	1	60		325
267		0						0		172
268		0				20	1	60		385
269		0				20	1	60		63
270		0				20	1	36		162
271		0						0		382
272		0						0		121
273		0						0		269
274		0						0		329
275		0				98	1	60		233
276		0						0		387
277		0				98	1	60		22
278		0						0		326
279		0				98	1	60		24
280		0				98	1	60		29
281		0						0		40
282		0				98	1	48		1
283		0						0		140
284		0				20	1	60		390
285		0						0		310
286		0				20	1	60		3
287		0						0		284
288		0				20	1	60		427
289		0				20	1	60		21
290		0				20	1	60		58
291		0				20	1	60		447
292		0				98	1	60		364
293		0				98	1	60		204
294		0				20	1	60		134
295		0				20	1	60		424
296		0						0		11
297		0				98	1	60		320
298		0						0		299
299		0						0		196
300		0				98	1	60		129
301		0				98	1	36		443
302		0				98	1	60		4
303		0						0		95
304		0						0		330
305		0				98	1	60		394
306		0						0		142
307		0				20	1	60		43
308		0						0		378
309		0						0		367
310		0				20	1	60		132
311		0						0		426
312		0				98	1	60		127
313		0				20	1	60		59
314		0						0		202
315		0				98	1	60		76
316		0				98	1	60		139
317		0				20	1	60		360
318		0				98	1	60		397
319		0				20	1	60		285
320		0						0		282
321		0						0		188
322		0				20	1	60		314
323		0				98	1	36		103
324		0				20	1	60		318
325		0						0		130
326		0						0		370
327		0						0		20
328		0				98	1	60		445
329		0				98	1	60		335
330		0				98	1	60		51
331		0				98	1	60		391
332		0				98	1	60		238
333		0				98	1	60		209
334		0				20	1	60		407
335		0				20	1	60		306
336		0				20	1	60		241
337		0						0		319
338		0				20	1	60		444
339		0				98	1	60		406
340		0						0		173
341		0				98	1	60		322
342		0				20	1	60		118
343		0				20	1	60		359
344		0				20	1	60		205
345		0						0		448
346		0				98	1	60		392
347		0				20	1	48		298
348		0				98	1	60		16
349		0				20	1	60		305
350		0				20	1	60		343
351		0				20	1	60		74
352		0				98	1	60		420
353		0				20	1	60		334
354		0				98	1	60		429
355		0				20	1	60		365
356		0						0		253
357		0				20	1	60		400
358		0				98	1	60		115
359		0				20	1	60		355
360		0				20	1	60		77
361		0						0		223
362		0						0		208
363		0						0		368
364		0				20	1	60		176
365		0						0		44
366		0				98	1	60		213
367		0						0		84
368		0				20	1	60		52
369		0				20	1	60		54
370		0				20	1	60		380
371		0						0		194
372		0						0		177
373		0						0		195
374		0				98	1	60		345
375		0				98	1	60		398
376		0				98	1	60		164
377		0				98	1	60		328
378		0				98	1	60		356
379		0				98	1	60		290
380		0				98	1	60		105
381		0				98	1	60		158
382		0				98	1	60		104
383		0						0		153
384		0						0		144
385		0						0		277
386		0				98	1	60		87
387		0				98	1	60		2
388		0				98	1	60		304
389		0				98	1	60		136
390		0				98	1	60		283
391		0				98	1	60		6
392		0				98	1	60		96
393		0				98	1	60		135
394		0				98	1	60		15
395		0				98	1	60		89
396		0				98	1	60		226
397		0				98	1	60		349
398		0				98	1	60		18
399		0				98	1	60		38
400		0				98	1	60		388
401		0				98	1	60		323
402		0				98	1	60		32
403		0				98	1	60		347
404		0				98	1	60		60
405		0						0		303
406		0						0		366
407		0						0		270
408		0						0		375
409		0						0		228
410		0						0		69
411		0						0		276
412		0						0		171
413		0						0		436
414		0						0		36
415		0						0		221
416		0						0		152
417		0						0		416
418		0						0		412
419		0						0		113
420		0						0		117
421		0						0		39
422		0						0		79
423		0						0		34
424		0						0		237
425		0						0		278
426		0						0		339
427		0						0		189
428		0						0		75
429		0				98		60		7
430		0				98		60		109
431		0						0		25
432		0				98		60		417
433		0				98		60		114
434		0				98		60		178
435		0				98		60		415
436		0				98		60		125
437		0				98		60		357
438		0				98		60		86
439		0				98		60		369
440		0				98		60		9
441		0				98		60		337
442		0						0		430
443		0				98		36		94
444		0				98		60		37
445		0				98		60		332
446								0		215

	71	72	73	74	75	76	77	78	79	80
KEY	Number of Mortgaged Properties	Total Number of Borrowers	Self- employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co-Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	3		0		8		0	1	20111205
2	1		0		6.1		0	1	20111205
3	2		0		40	11	5	1
4	2		0		1	0	0	1	20111025
5	2		0		3.4	0	6	1	20111025
6	1		0		0.2		0	1	20111205
7	2		0		0	27	9	1
8	1		0		3	2	0	1	20111205
9	1		0		1.07		7	1	20111205
10	1		0		1.8		0	1
11	4		1		8		0	1	20111025
12	3		1		2	6	11	1	20111025
13	1		0		1		1	1	20111205
14	2		0		0.2		0	1	20111025
15	3		0		1		0	1
16	4		0		0		21	1
17	1		1		9	9	4	1
18	1		0		2.08		0	1
19	1		1		29	18	8	1
20	1		0		8.1	5	9	1
21	2		0		12	11	18.6	1
22	1		0		2		6	1
23	1		0		0		0	1	20111025
24	1		0		7.1		13	1	20111205
25	1		1		16		3	1
26	1		0		26.5		0	1
27	2		0		0.4		0	1
28	1		0		6		0	1
29	3		1		4		8	1	20111025
30	2		0		20		0	1	20111205
31	2		0		16.5		0	1	20111205
32	2		0		0.01		0	1
33	1		0		0		0	1
34	1		0		17	3	2	1
35	1		0		0.55		0	1	20111205
36	1		0		0.94		0	1
37	2		1		5		0	1
38	2		0		2	0	0	1
39	1		1		9		0	1
40	1		1		4.6		12	1	20111025
41	1		1		13.58		10	1
42	3		1		12		0	1
43	1		0		3		0	1	20111025
44	3		0		6	1	8	1
45	2		1		9		0	1
46	2		1		17		0	1
47	1		0		0.7	5	0	1	20111205
48	1		0		2.1	18	11	1	20111205
49	2		0		5	20	0	1	20111025
50	1		1		21		1.1	1
51	1		0		0.92		0	1
52	2		0		19		0	1	20111025
53	1		1		18.5		4	1
54	3		0		21		14	1
55	4		1		29		26	1	20111025
56	1		0		10		0	1	20111205
57	1		1		18		8	1	20111205
58	1		0		2.3		9	1	20111025
59	2		1		20		8	1
60	1		0		5	11	20	1	20111205
61	1		1		5.83		15	1
62	2		0		36.5		0	1	20111205
63	1		1		16	8	1.5	1
64	1		0		9.05	12	0	1	20111205
65	4		1		29		5	1	20111025
66	3		1		6	5	6	1
67	2		0		9.1		0	1
68	2		0		1.6		0	1	20111205
69	1		0		29.95		0	1
70	2		0		9		0	1	20111025
71	1		0		0		3	1
72	3		0		2.4	12	8	1	20111025
73	1		1		21		5	1	20111205
74	2		0		1	1	0	1
75	2		1		2	9	16	1
76	2		1		13		0	1
77	4		1		29		7	1	20111025
78	2		0		0.4		0	1	20111205
79	2		0		8	3	0	1	20111205
80	1		0		0		5	1
81	2		0		11.7		0	1	20111025
82	1		1		18		0	1
83	2		0		7.7		0	1
84	2		0		0.1		0	1
85	1		1		10.67	14	0	1
86	2		0		8		5	1	20111025
87	1		0		22.6		5	1	20111205
88	1		1		3		2	1	20111025
89	2		1		23		4	1	20111205
90	2		0		24.4		0	1
91	3		1		11	6	0	1
92	1		0		5		4	1
93	2		0		1.47		1.42	1
94	2		0		4	4	3	1	20111025
95	1		0		4		0	1	20111025
96	1		1		12	3	6	1	20111025
97	4		1		3.25		0	1	20111205
98	1		0		5.18		0.25	1
99	1		1		10		0	1
100	2		0		11	1	0	1	20111205
101	3		0		23.2		0	1	20111205
102	2		0		6		8	1
103	1		0		14		0	1	20111205
104	1		0		17		3	1	20111205
105	1		0		0		11	1
106	2		0		0		5	1
107	2		0		1.8	5	0	1	20111025
108	3		1		0.3		0	1	20111205
109	3		0		16.5		4	1
110	2		0		0.2		0	1
111	1		0		2.6		0	1	20111025
112	1		0		3		1	1
113	1		1		5		6	1
114	2		1		21	12	30	1
115	1		1		32.08		12	1
116	1		0		7		0	1	20111025
117	1		1		0		4	1
118	3		1		33	30	10	1	20111025
119	1		0		8.8		0	1	20111205
120	1		1		3.5		2	1
121	1		1		27	3	5	1	20111025
122	2		1		9		0	1	20111205
123	1		0		0.08		0	1
124	1		1		2.42		0	1	20111205
125	2		0		9		0	1
126	1		0		2		0	1
127	9		0		2	2	33	1	20111025
128	1		0		13.91		17.17	1
129	2		0		2.83	10	0	1
130	1		1		0		2	1
131	1		0		16		5	1	20111025
132	2		0		3	3	0	1
133	4		0		10		0	1
134	1		0		2		0	1	20111205
135	3		1		4		0	1	20111205
136	1		0		0		0	1
137	1		0		31.93		0	1	20111205
138	2		0		5	3	1	1
139	2		0		5.7		0	1
140	1		0		0.3		0	1	20111205
141	4		1		7		9	1
142	2		0		24		0	1	20111025
143	1		0		11.62		0	1
144	1		1		16.75		4	1	20111205
145	2		0		0		0	1	20111205
146	1		0		14.5		9	1
147	1		0		0		3	1
148	1		0		0	3	0	1
149	2		0		16.1		0	1	20111025
150	1		1		8	2	6	1	20111025
151	1		0		2		9.75	1
152	1		0		3.35		0	1	20111025
153	1		1		6.67		5	1
154	1		1		3	4	0	1
155	2		0		0	6	0	1
156	4		1		41		0	1	20111205
157	2		1		15		1	1
158	1		0		5		6	1
159	5		1		0	2	2	1
160	1		1		5		2	1	20111205
161	3		0		0		0	1
162	2		0		12		0	1	20111205
163	2		0		32		0	1
164	1		0		0		16	1
165	3		1		28		13	1	20111205
166	1		0		6		0	1
167	1		0		24.5		9	1	20111205
168	2		1		0		0	1
169	1		0		7	8	0	1
170	1		0		3.8	5	0	1	20111025
171	2		0		4		3	1	20111205
172	2		0		10		0	1	20111205
173	2		0		16	11	0	1	20111025
174	2		1		25		4	1
175	1		0		3	2	3	1	20111205
176	4		1		12		0	1
177	2		1		21		5	1
178	1		0		1.4		0	1	20111205
179	3		1		0	2	0	1
180	1		0		13		4	1
181	1		1		3		5	1
182	1		0		9		0	1
183	1		0		0.6		0	1	20111205
184	3		0		0		4	1
185	1		0		16		6	1	20111205
186	4		0		16		1	1
187	1		0		27.5		2	1
188	1		0		3	0	0	1	20111205
189	1		0		6.61		6.47	1
190	1		0		3		3	1
191	1		1		0		0	1
192	1		1		0.29		0	1	20111205
193	1		0		14	11	4	1
194	1		1		3	3	2	1
195	3		0		12.5		0	1	20111205
196	1		0		3.6		8	1	20111205
197	2		0		4.5		0	1	20111025
198	3		1		0		3	1
199	3		0		0		11	1	20111025
200	1		1		24		24	1
201	2		0		5		0	1	20111205
202	2		1		31		10	1	20111025
203	1		0		4.6	3	0	1
204	1		0		0		7	1	20111025
205	2		0		50.42		27.08	1
206	4		1		9		0	1	20111205
207	1		1		6	15	6	1
208	3		1		0		2	1
209	2		0		1.8		2	1	20111025
210	1		0		0.1		0	1	20111205
211	2		0		7.5	5	0	1
212	2		0		3	2	22	1
213	1		0		5	12	5	1
214	3		0		13.57		0	1	20111205
215	1		1		5		3	1
216	2		0		13.9	4	5.5	1
217	2		1		14		36	1	20111205
218	1		1		6		12	1	20111025
219	4		0		8	8	19	1	20111205
220	1		0		7		5	1
221	2		0		10		0	1	20111205
222	1		0		0		2	1
223	1		0		3	2	5	1	20111205
224	2		0		21		0	1	20111205
225	1		0		15.5		7	1
226	2		1		25	25	24	1	20111025
227	1		1		16		0	1	20111025
228	2		0		10	16	10	1
229	3		0		2	27	2	1
230	1		1		0		0	1
231	2		0		14.3	1	0	1	20111205
232	2		0		0.1		0	1	20111205
233	1		1		11		5	1	20111205
234	1		0		5		0	1	20111025
235	1		1		3.9		8	1
236	4		1		8		0	1	20111025
237	3		0		6		12	1
238	3		0		10		4	1	20111025
239	8		1		5		7	1	20111025
240	2		0		6	0	0	1	20111205
241	2		0		17		0	1	20111205
242	4		0		8	25	19	1	20111025
243	1		0		15	18	7	1	20111025
244	1		0		9	0	0	1
245	1		0		2.1		0	1
246	1		0		20	1	0	1	20111025
247	1		0		5	0	0	1
248	1		0		0.9		0	1
249	3		1		12		0	1	20111205
250	1		0		9		11	1	20111025
251	1		1		15		0	1
252	1		1		9		1	1
253	3		1		15		14	1	20111205
254	1		0		30		12	1
255	2		0		5	6	0	1	20111205
256	2		0		25		0	1	20111205
257	2		0		9.35		0	1
258	3		1		0.1		0	1	20111205
259	1		0		19		0	1
260	1		0		3		1	1
261	1		0		0	19	0	1
262	2		0		8.6		0	1
263	2		1		0	6	0	1
264	1		1		15	11	5	1
265	2		0		17		3	1
266	3		1		21	15	0	1
267	1		1		21		0	1
268	1		0		10		1	1	20111025
269	1		0		22		3	1	20111025
270	1		1		1		0	1	20111025
271	1		1		3		3	1
272	1		1		0		9	1
273	4		1		18.67		3	1	20111205
274	2		0		14.1		0	1	20111205
275	2		0		9	7	8	1
276	1		0		0		12.25	1
277	1		0		6	4	1	1
278	4		1		3		3	1
279	1		0		20		7	1	20111205
280	1		0		5	2	0	1
281	1		0		0.73	9	0	1
282	2		0		7	24	0	1
283	3		0		0		1	1
284	1		0		11		2	1	20111025
285	2		0		1.5	4	0	1
286	3		0		29		5	1	20111025
287	2		0		16.17		0	1	20111205
288	1		0		1		2	1	20111025
289	2		0		7		7	1	20111205
290	3		1		10		8	1	20111025
291	3		1		9		7	1	20111025
292	10		0		3	6	12	1
293	1		0		1	1	0	1
294	3		0		5		1	1	20111025
295	3		1		20		14	1	20111025
296	1		0		0.6		0	1
297	1		0		4	8	4	1
298	1		1		9.42		9	1	20111205
299	3		0		0.8		0	1	20111205
300	1		0		3		9	1
301	5		0		12	1	6	1
302	4		0		0		21	1
303	1		1		15		6	1	20111025
304	1		1		21		4	1	20111205
305	3		1		23		0	1	20111205
306	1		1		9		8	1
307	1		0		0.01		0	1	20111205
308	2		0		14	1	0	1	20111205
309	3		1		0	6	8	1
310	2		0		9.5		0	1	20111025
311	3		1		0		0	1
312	2		0		11.9		2	1	20111205
313	2		1		15	15	0	1	20111025
314	1		0		7	6	0	1
315	1		1		15		4	1
316	1		0		3	2	0	1
317	2		0		2	11	6	1	20111025
318	3		1		10	2	0	1
319	2		0		11		0	1	20111025
320	2		1		2.67		16	1	20111205
321	2		0		12.2	12	0	1
322	1		0		0.5	12	0	1	20111025
323	1		0		1		4	1
324	2		1		23	35	3	1	20111025
325	2		0		0	7	11	1
326	1		0		9.1	10	0	1
327	2		0		0.01		0	1
328	2		1		40	30	25	1	20111205
329	1		0		11		0	1
330	1		0		1.6		0	1	20111205
331	1		0		8		4	1
332	2		0		6		2	1
333	1		0		2.6		0	1	20111205
334	2		0		17		0	1	20111025
335	1		1		25		17	1	20111025
336	1		0		3		4	1	20111025
337	2		1		10		1	1
338	2		1		30		4	1	20111025
339	2		1		1	1	0	1	20111205
340	1		1		16		0.5	1
341	3		1		35	35	0	1
342	1		0		9	5	2	1	20111025
343	3		0		1.5	17	2	1	20111025
344	2		0		17	16	3	1	20111025
345	1		1		20		0	1	20111025
346	4		1		10		6	1
347	1		0		11.7		3	1	20111025
348	1		0		5	6	0	1	20111205
349	4		1		25		7	1	20111025
350	1		1		17	27	18	1	20111205
351	1		1		10		6	1	20111025
352	1		0		2	10	0	1
353	1		0		11		0	1	20111025
354	8		1		7		0	1	20111205
355	3		0		0.6		0	1	20111025
356	1		1		30		18	1
357	2		1		18		0	1	20111025
358	2		1		15	6	2	1
359	6		1		29		5	1	20111025
360	1		1		6		1	1	20111025
361	1		0		6.8	29	0	1
362	1		1		20		8	1	20111205
363	2		1		17		8	1
364	1		0		2.9		3	1	20111025
365	1		0		38		8	1	20111025
366	1		1		5.6		0	1
367	2		0		6	0	3	1
368	1		1		8		4	1	20111025
369	2		0		32		0	1	20111025
370	2		0		4		0	1	20111025
371	2		1		20		5	1
372	2		0		2	13	0.8	1
373	1		1		10		4	1
374	1		0		24	1	13	1
375	3		1		16		12	1
376	3		0		5		9	1
377	3		1		32		23	1
378	2		0		5	4	0	1
379	1		1		3.5		2	1
380	2		0		8	3	3	1
381	2		0		8	13	0	1
382	1		1		12		5	1
383	2		1		5		5	1
384	2		0		27.2		0	1
385	1		0		2.5		0.08	1
386	1		1		4.9	2	0	1
387	3		0		6	1	0	1
388	4		0		9.25		0	1
389	1		1		7		0	1
390	1		0		11		22	1
391	2		0		4.9		0	1
392	3		0		6.6		0	1
393	1		1		1		7	1
394	1		0		15		3	1
395	2		0		10		0	1
396	1		0		7		2	1
397	2		0		5	1	0	1
398	1		1		9		2	1
399	2		1		4		0	1
400	4		1		33		0	1
401	1		1		19		9	1
402	1		0		1.6		7	1
403	1		0		6	0.7	6	1
404	1		0		43		13	1
405	1		1		10		1.9	1
406	1		1		5		3.5	1
407	3		0		0		0	1
408	1		0		6.8		1.4	1
409	1		0		3.75		0.75	1
410	1		0		4		4	1
411	1		1		26		4	1
412	1		0		6		0	1
413	1		0		6	3	0	1
414	2		1		6.2		6	1
415	1		0		15.33		0	1
416	2		0		14.02		0	1
417	1		0		12.42	11	0.92	1
418	2		1		32		11.5	1
419	1		0		1.25		6.5	1
420	1		0		9		0	1
421	1		0		16.5		38	1
422	1		1		4		0	1
423	2		0		7		2.5	1
424	2		0		0.95		0	1
425	1		0		1.65	6	0	1
426	1		1		10.5		0.01	1
427	1		1		13		6	1
428	1		1		31.04		30.08	1
429	1		1		10		1	1
430	1		0		2		2	1
431	1		0		0.1	4	0	1
432	1		0		15		13	1
433	2		0		1	1.5	5	1
434	3		0		1	6	0	1
435	1		0		27		11	1
436	4		0		11		0	1
437	1		0		2.9		2	1
438	1		0		0.2		0	1
439	1		1		11.5		3	1
440	1		1		11		0	1
441	3		0		9	9	9	1
442	1		0		11		4	1
443	1		0		10	3	1	1
444	2		0		10		1	1
445	1		1		7	7	13	1
446	2		0		3	3	3	1

	81	82	83	84	85	86	87	88	89	90
KEY	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	Vantage Score: Primary Borrower
1						778	785		3
2						762	758		3
3						795
4						680	726		3
5						801	798		3
6						714	714		3
7						812
8						714	690		3
9						798	796		3
10						809
11						751	760		3
12						790	792		3
13						742	770		3
14						735	743		3
15						731
16						710
17						772
18						720
19						802
20						786
21						765
22						819
23						782	681		3
24						777	793		3
25						807
26						809
27						762
28						748
29						746	674		3
30						783	764		3
31						789	784		3
32						793
33						777
34						806
35						732	772		3
36						785
37						764
38						792
39						770
40						764	744		3
41						742
42						748
43						787	797		3
44						736
45						791
46						783
47						791	787		3
48						789	785		3
49						803	785		3
50						804
51						753
52						736	746		3
53						750
54						797
55						771	764		3
56						778	807		3
57						796	755		3
58						802	697		3
59						781
60						724	743		3
61						783
62						781	787		3
63						793
64						765	747		3
65						783	790		3
66						742
67						779
68						730	748		3
69						785
70						779	791		3
71						745
72						787	801		3
73						759	759		3
74						781
75						801
76						713
77						724	706		3
78						762	775		3
79						779	782		3
80						765
81						781	679		3
82						791
83						804
84						778
85						755
86						700	708		3
87						796	796		3
88						791	800		3
89						790	786		3
90						717
91						733
92						798
93						765
94						772	766		3
95						766	757		3
96						794	774		3
97						766	741		3
98						737
99						766
100						795	784		3
101						796	804		3
102						793
103						751	758		3
104						780	778		3
105						711
106						716
107						726	686		3
108						809	786		3
109						786
110						759
111						720	720		3
112						767
113						779
114						821
115						769
116						690	695		3
117						813
118						767	784		3
119						758	760		3
120						791
121						749	726		3
122						801	788		3
123						777
124						749	763		3
125						784
126						768
127						792	774		3
128						778
129						780
130						710
131						662	687		3
132						716
133						793
134						801	769		3
135						716	707		3
136						778
137						778	758		3
138						773
139						783
140						780	710		3
141						794
142						767	779		3
143						745
144						783	759		3
145						749	790		3
146						728
147						786
148						788
149						772	775		3
150						714	740		3
151						791
152						764	756		3
153						786
154						780
155						743
156						776	753		3
157						768
158						807
159						783
160						797	781		3
161						752
162						718	713		3
163						762
164						755
165						805	696		3
166						797
167						799	808		3
168						792
169						782
170						770	778		3
171						767	755		3
172						761	737		3
173						816	813		3
174						750
175						776	773		3
176						803
177						796
178						764	796		3
179						753
180						726
181						793
182						781
183						744	751		3
184						812
185						796	805		3
186						767
187						815
188						788	779		3
189						780
190						775
191						707
192						759	704		3
193						777
194						779
195						791	783		3
196						759	756		3
197						751	775		3
198						757
199						781	778		3
200						796
201						754	666		3
202						797	759		3
203						805
204						790	772		3
205						808
206						713	729		3
207						727
208						766
209						760	780		3
210						761	788		3
211						766
212						751
213						791
214						799	811		3
215						781
216						773
217						740	754		3
218						734	779		3
219						788	787		3
220						755
221						798	728		3
222						785
223						786	761		3
224						804	790		3
225						787
226						803	784		3
227						756	778		3
228						775
229						801
230						731
231						792	786		3
232						804	788		3
233						763	761		3
234						738	771		3
235						738
236						745	756		3
237						782
238						748	762		3
239						732	768		3
240						757	775		3
241						746	750		3
242						782	781		3
243						783	793		3
244						768
245						790
246						806	789		3
247						773
248						783
249						786	783		3
250						798	782		3
251						775
252						778
253						756	762		3
254						787
255						767	768		3
256						766	712		3
257						732
258						776	766		3
259						802
260						797
261						720
262						799
263						705
264						779
265						780
266						789
267						774
268						758	751		3
269						764	779		3
270						751	759		3
271						753
272						782
273						780	790		3
274						752	681		3
275						713
276						729
277						760
278						795
279						749	741		3
280						797
281						790
282						764
283						757
284						763	764		3
285						736
286						773	790		3
287						803	796		3
288						746	764		3
289						773	762		3
290						765	738		3
291						749	721		3
292						740
293						750
294						778	763		3
295						801	796		3
296						787
297						793
298						782	787		3
299						771	761		3
300						780
301						764
302						710
303						806	804		3
304						714	712		3
305						797	759		3
306						726
307						766	797		3
308						767	784		3
309						795
310						759	805		3
311						782
312						782	745		3
313						777	769		3
314						755
315						723
316						802
317						804	793		3
318						767
319						800	801		3
320						768	766		3
321						792
322						793	795		3
323						756
324						785	770		3
325						788
326						791
327						760
328						776	782		3
329						711
330						797	779		3
331						769
332						791
333						717	692		3
334						754	754		3
335						723	725		3
336						762	800		3
337						785
338						724	701		3
339						806	781		3
340						799
341						752
342						722	674		3
343						786	786		3
344						787	783		3
345						792	800		3
346						737
347						745	789		3
348						770	765		3
349						738	742		3
350						786	768		3
351						710	732		3
352						790
353						789	786		3
354						794	772		3
355						777	781		3
356						776
357						776	772		3
358						715
359						767	759		3
360						785	797		3
361						780
362						768	733		3
363						778
364						779	737		3
365						798	797		3
366						800
367						728
368						793	782		3
369						782	780		3
370						756	768		3
371						736
372						798
373						775
374						762
375						786
376						751
377						743
378						779
379						776
380						789
381						798
382						794
383						797
384						800
385						775
386						797
387						736
388						802
389						731
390						812
391						790
392						706
393						786
394						708
395						772
396						756
397						789
398						778
399						798
400						759
401						756
402						808
403						796
404						806
405						814
406						773
407						781
408						781
409						770
410						745
411						792
412						763
413						797
414						788
415						781
416						767
417						791
418						791
419						766
420						787
421						776
422						763
423						750
424						708
425						782
426						761
427						753
428						788
429						753
430						782
431						690
432						791
433						725
434						741
435						770
436						794
437						797
438						806
439						775
440						755
441						743
442						793
443						764
444						784
445						746
446						696

	91	92	93	94	95	96	97	98	99	100
KEY	VantageScore: Co-Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000
63								000000000000
64								000000000000
65								000000000000
66								000000000000
67								000000000000
68								000000000000
69								000000000000
70								000000000000
71								000000000000
72								000000000000
73								000000000000
74								000000000000
75								000000000000
76								000000000000
77								000000000000
78								000000000000
79								000000000000
80								000000000000
81								000000000000
82								000000000000
83								000000000000
84								000000000000
85								000000000000
86								000000000000
87								000000000000
88								000000000000
89								000000000000
90								000000000000
91								000000000000
92								000000000000
93								000000000000
94								000000000000
95								000000000000
96								000000000000
97								000000000000
98								000000000000
99								000000000000
100								000000000000
101								000000000000
102								000000000000
103								000000000000
104								000000000000
105								000000000000
106								000000000000
107								000000000000
108								000000000000
109								000000000000
110								000000000000
111								000000000000
112								000000000000
113								000000000000
114								000000000000
115								000000000000
116								000000000000
117								000000000000
118								000000000000
119								000000000000
120								000000000000
121								000000000000
122								000000000000
123								000000000000
124								000000000000
125								000000000000
126								000000000000
127								000000000000
128								000000000000
129								000000000000
130								000000000000
131								000000000000
132								000000000000
133								000000000000
134								000000000000
135								000000000000
136								000000000000
137								000000000000
138								000000000000
139								000000000000
140								000000000000
141								000000000000
142								000000000000
143								000000000000
144								000000000000
145								000000000000
146								000000000000
147								000000000000
148								000000000000
149								000000000000
150								000000000000
151								000000000000
152								000000000000
153								000000000000
154								000000000000
155								000000000000
156								000000000000
157								000000000000
158								000000000000
159								000000000000
160								000000000000
161								000000000000
162								000000000000
163								000000000000
164								000000000000
165								000000000000
166								000000000000
167								000000000000
168								000000000000
169								000000000000
170								000000000000
171								000000000000
172								000000000000
173								000000000000
174								000000000000
175								000000000000
176								000000000000
177								000000000000
178								000000000000
179								000000000000
180								000000000000
181								000000000000
182								000000000000
183								000000000000
184								000000000000
185								000000000000
186								000000000000
187								000000000000
188								000000000000
189								000000000000
190								000000000000
191								000000000000
192								000000000000
193								000000000000
194								000000000000
195								000000000000
196								000000000000
197								000000000000
198								000000000000
199								000000000000
200								000000000000
201								000000000000
202								000000000000
203								000000000000
204								000000000000
205								000000000000
206								000000000000
207								000000000000
208								000000000000
209								000000000000
210								000000000000
211								000000000000
212								000000000000
213								000000000000
214								000000000000
215								000000000000
216								000000000000
217								000000000000
218								000000000000
219								000000000000
220								000000000000
221								000000000000
222								000000000000
223								000000000000
224								000000000000
225								000000000000
226								000000000000
227								000000000000
228								000000000000
229								000000000000
230								000000000000
231								000000000000
232								000000000000
233								000000000000
234								000000000000
235								000000000000
236								000000000000
237								000000000000
238								000000000000
239								000000000000
240								000000000000
241								000000000000
242								000000000000
243								000000000000
244								000000000000
245								000000000000
246								000000000000
247								000000000000
248								000000000000
249								000000000000
250								000000000000
251								000000000000
252								000000000000
253								000000000000
254								000000000000
255								000000000000
256								000000000000
257								000000000000
258								000000000000
259								000000000000
260								000000000000
261								000000000000
262								000000000000
263								000000000000
264								000000000000
265								000000000000
266								000000000000
267								000000000000
268								000000000000
269								000000000000
270								000000000000
271								000000000000
272								000000000000
273								000000000000
274								000000000000
275								000000000000
276								000000000000
277								000000000000
278								000000000000
279								000000000000
280								000000000000
281								000000000000
282								000000000000
283								000000000000
284								000000000000
285								000000000000
286								000000000000
287								000000000000
288								000000000000
289								000000000000
290								000000000000
291								000000000000
292								000000000000
293								000000000000
294								000000000000
295								000000000000
296								000000000000
297								000000000000
298								000000000000
299								000000000000
300								000000000000
301								000000000000
302								000000000000
303								000000000000
304								000000000000
305								000000000000
306								000000000000
307								000000000000
308								000000000000
309								000000000000
310								000000000000
311								000000000000
312								000000000000
313								000000000000
314								000000000000
315								000000000000
316								000000000000
317								000000000000
318								000000000000
319								000000000000
320								000000000000
321								000000000000
322								000000000000
323								000000000000
324								000000000000
325								000000000000
326								000000000000
327								000000000000
328								000000000000
329								000000000000
330								000000000000
331								000000000000
332								000000000000
333								000000000000
334								000000000000
335								000000000000
336								000000000000
337								000000000000
338								000000000000
339								000000000000
340								000000000000
341								000000000000
342								000000000000
343								000000000000
344								000000000000
345								000000000000
346								000000000000
347								000000000000
348								000000000000
349								000000000000
350								000000000000
351								000000000000
352								000000000000
353								000000000000
354								000000000000
355								000000000000
356								000000000000
357								000000000000
358								000000000000
359								000000000000
360								000000000000
361								000000000000
362								000000000000
363								000000000000
364								000000000000
365								000000000000
366								000000000000
367								000000000000
368								000000000000
369								000000000000
370								000000000000
371								000000000000
372								000000000000
373								000000000000
374								000000000000
375								000000000000
376								000000000000
377								000000000000
378								000000000000
379								000000000000
380								000000000000
381								000000000000
382								000000000000
383								000000000000
384								000000000000
385								000000000000
386								000000000000
387								000000000000
388								000000000000
389								000000000000
390								000000000000
391								000000000000
392								000000000000
393								000000000000
394								000000000000
395								000000000000
396								000000000000
397								000000000000
398								000000000000
399								000000000000
400								000000000000
401								000000000000
402								000000000000
403								000000000000
404								000000000000
405								000000000000
406								000000000000
407								000000000000
408								000000000000
409								000000000000
410								000000000000
411								000000000000
412								000000000000
413								000000000000
414								000000000000
415								000000000000
416								000000000000
417								000000000000
418								000000000000
419								000000000000
420								000000000000
421								000000000000
422								000000000000
423								000000000000
424								000000000000
425								000000000000
426								000000000000
427								000000000000
428								000000000000
429								000000000000
430								000000000000
431								000000000000
432								000000000000
433								000000000000
434								000000000000
435								000000000000
436								000000000000
437								000000000000
438								000000000000
439								000000000000
440								000000000000
441								000000000000
442								000000000000
443								000000000000
444								000000000000
445								000000000000
446								000000000000

	101	102	103	104	105	106	107	108	109	110
KEY	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	25000		9583.33		25000	34583.33	1	5		3
2	17850		0		17850	17850	1	5		3
3	18750	10833	-1827.08		29583.34	27756.26	0	5		2
4	10416.67	12083	0		22500	22500	0	5		2
5	21666.67	5000	490		26666.67	27156.67	0	5		2
6	16250		0		16250	16250	1	5		3
7	0	29904	4437.31	0	29904.12	34341.43	1	5		3
8	18662	0	0	0	18662	18662	0	5		2
9	10416.66		0		10416.66	10416.66	0	5		3
10	10833.33		0		10833.33	10833.33	1	5		3
11	32348		-6194		32348	26154	0	4		3
12	9621.32	0	12917.11	2668	9621.32	25206.26	0	4		2
13	10081.13		0		10081.13	10081.13	1	5		3
14	15834		0		15834	15834	1	5		3
15	22208.33		8333.33		22208.33	30541.66	1	5		3
16	29975.26	0	0		29975.26	29975.26	0	5		2
17	28976	4697	0	0	33673	33673	1	5		3
18	19250		0		19250	19250	1	5		3
19	6460.86	3400	150	0	9860.86	10010.86	1	5		3
20	14862	10379	0	0	25240.53	25240.53	1	5		3
21	6390	8637	0	0	15027	15027	1	5		3
22	14008.32		661		14008.32	14669.32	1	5		3
23	0		13178		0	13178	0	5		3
24	14875		0		14875	14875	1	5		3
25	4204.17	2992	7581	0	7195.84	14776.84	1	5		3
26	10000.5		8326.31		10000.5	18326.81	0	5		3
27	14583.34		-122.5		14583.34	14460.84	1	5		3
28	19900.25		0		19900.25	19900.25	1	5		3
29	0	0	95833.33		0	95833.33	0	4		2
30	16666.65		0		16666.65	16666.65	1	5		3
31	15000		-261		15000	14739	1	5		3
32	16666.67		0		16666.67	16666.67	1	5		3
33	18250		0		18250	18250	1	5		3
34	15165.89	902	-262.63	0	16067.89	15805.26	1	5		3
35	12500		0		12500	12500	0	5		3
36	19837.52		0		19837.52	19837.52	0	5		3
37	0		23873		0	23873	1	5		3
38	9583.34	7917	0	0	17500.02	17500.02	1	5		3
39	14023.67		0		14023.67	14023.67	1	5		3
40	0	0	20000		0	20000	0	4		2
41	0		54148		0	54148	1	5		3
42	10485.5		0		10485.5	10485.5	1	5		3
43	11111.84	2144	0	0	13255.92	13255.92	0	5		3
44	19471.13	21615	0	0	37804.13	41086.13	0	5		2
45	23852		0		23852	23852	1	5		3
46	51074		2548		51074	53622	1	5		3
47	9564	4932	0	-112	14496	14384	1	5		3
48	0	3905	14973	0	3905	18878	1	5		3
49	38958.34	0	0		38958.34	38958.34	0	5		2
50	25367.92		0		25367.92	25367.92	1	5		3
51	17358	0	-1356.37	-337	17358	15664.63	1	5		3
52	31834		0		31834	31834	1	5		3
53	58142.45		0		58142.45	58142.45	1	5		3
54	18563		1977		18563	20540	1	5		3
55	0		240860		0	240860	0	5		3
56	14521.68		6483		14521.68	21004.68	1	5		3
57	0	0	10457.38	10605	0	21062.51	1	5		3
58	15000.27		0		15000.27	15000.27	0	5		3
59	20454	27346	0	0	47800	47800	1	5		3
60	14583.34	4208	671.11	0	18791.69	19462.8	1	5		3
61	2125	0	12235.16	4477	2125	18837.44	1	5		3
62	17675		3497		17675	21172	1	5		3
63	10751.25	7920	52.67	-2716	18671.25	16008	1	5		3
64	11799.99	12917	0	0	24716.66	24716.66	1	5		3
65	0		52411		0	52411	0	4		3
66	28545.84	0	0	0	28545.84	28545.84	1	5		3
67	14249.99		0		14249.99	14249.99	1	5		3
68	17500	0	1558.45		17500	19058.45	0	5		2
69	18583.5	0	-125	2467	18583.5	20925.24	1	5		3
70	19908.92	0	0		19908.92	19908.92	0	5		2
71	18335.2		0		18335.2	18335.2	1	5		3
72	57740	11878	7802	0	69618	77420	0	5		3
73	22216		425		22216	22641	1	5		3
74	23000	3250	-56.42	0	26249.6	26193.18	1	5		3
75	0	12917	13045.84		12916.67	25962.51	0	4		2
76	22876.92		0		22876.92	22876.92	0	4		3
77	0		78692		0	78692	0	4		2
78	22500		0		22500	22500	0	5		3
79	13000	8333	0	0	21333.33	21333.33	1	5		3
80	25000.02		0		25000.02	25000.02	1	5		3
81	32110		0		32110	32110	0	5		3
82	17657		0		17657	17657	1	5		3
83	27083.34		0		27083.34	27083.34	0	5		3
84	17500	0	0	0	17500	17500	1	5		3
85	0	4767	16269	0	4766.67	21035.67	1	5		3
86	32961	0	0		8333	32961	0	5		2
87	20083.33		0		20083.33	20083.33	1	5		3
88	43799		-88		43799	43711	0	4		3
89	20585.46		3243.9		20585.46	23829.36	1	5		3
90	15416.66		1542.01		15416.66	16958.67	1	5		3
91	14583.83	7994	10072.08	0	22578.17	32650.25	1	5		3
92	15000		9571		15000	24571	1	5		3
93	43750	0	-355	-484	43750.08	42911.08	1	5		3
94	15833	6250	0	0	22083	22083	0	5		2
95	18750		17206		18750	35956	0	5		2
96	63405.42	0	0		23750	63405.42	0	4		2
97	21476		771		21476	22247	1	5		3
98	16310.67		4876		16310.67	21186.67	1	5		3
99	18607		0		18607	18607	1	4		3
100	0	18749	12032	0	18749	30781	1	5		3
101	18833.34		24259.8		18833.34	43093.14	1	5		3
102	16157.08	0	0	0	16157.08	16157.08	1	5		3
103	14908		5022		14908	19930	1	5		3
104	15875		-1427		15875	14448	1	5		3
105	13000	0	5802	1906	13000	20708	1	5		3
106	0		57950		0	57950	1	5		3
107	15000	16467	-647	0	31467	30820	1	5		3
108	28750.33		-2332		28750.33	26418.33	0	4		3
109	7083.34	5955	0	0	13038.17	13038.17	1	5		3
110	29166.67		0		29166.67	29166.67	1	5		3
111	10416.66		0		10416.66	10416.66	0	5		3
112	14642.85	0	0	0	14642.85	14642.85	1	5		3
113	20320	10381	0	0	30701	30701	1	5		3
114	41666.67	0	0		41666.67	41666.67	0	4		2
115	0		33359		0	33359	1	5		3
116	20833.33	0	0		20833.33	20833.33	0	5		2
117	14105.83		0		14105.83	14105.83	1	5		3
118	25374	15000	7179		40374	47553	0	4		2
119	4410		20716		4410	25126	1	5		3
120	17672		0		17672	17672	1	5		3
121	32109	0	0		20705	32109	0	4		2
122	15822.04		0		15822.04	15822.04	1	4		3
123	27083.33		-1337.42		27083.33	25745.91	1	5		3
124	0	0	14926	1875	0	16801	0	4		3
125	17410.92		3889.05		17410.92	21299.97	1	5		3
126	14262.5	0	0		14262.5	14262.5	0	5		2
127	0	0	55103.93		0	55103.93	0	5		2
128	30562.57		431.88		30562.57	30994.45	0	5		3
129	12595	6485	2364.34	0	19080.01	21444.35	1	5		3
130	138883.21		0		138883.21	138883.21	1	5		3
131	124165	0	0		124165	124165	0	5		2
132	13000	0	0	20833	13000	33833.33	0	4		2
133	62620.84	0	0		62620.84	62620.84	0	5		2
134	12500		11128		12500	23628	0	5		2
135	38120		-232		38120	37888	0	4		3
136	18566.17	0	0	0	18566.17	18566.17	1	5		3
137	21016.67		0		21016.67	21016.67	0	5		3
138	11972.48	0	0	11875	11972.48	23847.48	0	5		2
139	23322.42	0	0	0	23322.42	23322.42	1	5		3
140	19583.33		0		19583.33	19583.33	1	5		3
141	20416.67	0	86111.92		20416.67	106528.59	0	4		2
142	35010	10958	159	0	45968.33	46127.33	0	5		2
143	28775		0		28775	28775	0	5		3
144	11792	1271	3721	0	13063	16784	1	5		3
145	20833		-757		20833	20076	1	5		3
146	18750		0		18750	18750	0	5		3
147	19564	0	0		19564	19564	1	5		3
148	20155.84		0		20155.84	20155.84	1	5		3
149	19013		5833		19013	24846	0	5		3
150	11186	7808	0	674	18994	19668	0	4		2
151	14166.67		0		14166.67	14166.67	0	5		3
152	21186.5		9144.76		21186.5	30331.26	1	5		3
153	25714.92		-3770.58		25714.92	21944.34	1	5		2
154	27148	0	0	5701	27148	32848.83	0	4		2
155	23036.25		0		23036.25	23036.25	1	5		3
156	105721		-1221		105721	104500	0	5		3
157	19276		0		19276	19276	1	5		3
158	30697	0	0		17083	30697	0	5		2
159	0	4583	19478.33	1154	4583.33	25215.3	0	4		2
160	13950	0	0		12133	13950	0	4		2
161	20258.28	6626.53	0	0	26884.81	26884.81	1	5		3
162	0	0	52204.67		0	52204.67	0	5		2
163	66666.67		0		66666.67	66666.67	0	5		3
164	18176.17	0	0	0	18176.17	18176.17	1	5		3
165	44582		0		44582	44582	0	4		2
166	13333.34	0	0		13333.34	13333.34	0	5		2
167	34527		0		34527	34527	1	5		3
168	26624		0		26624	26624	1	5		3
169	11065	5264	0		16329	16329	0	5		2
170	9625	7800	0	0	17425	17425	0	5		2
171	16666.66		21351.29		16666.66	38017.95	1	5		3
172	18333.33		0		18333.33	18333.33	1	5		3
173	14475	6204	0	0	20678.9	20678.9	0	5		2
174	23433.32	23433	5897.15	2148	46866.64	54911.79	1	5		3
175	41751.24	0	2555.25	0	25084.24	44306.49	0	5		2
176	0		52392		0	52392	0	4		3
177	18750		-143.25		18750	18606.75	1	5		3
178	21875		0		21875	21875	1	5		3
179	10404.83	10232.5	0	0	20637.33	20637.33	1	5		3
180	13892		0		13892	13892	1	5		3
181	12880.66		27526		12880.66	40406.66	0	4		3
182	18750.01		-106.42		18750.01	18643.59	1	5		3
183	19166.68		0		19166.68	19166.68	0	5		3
184	0	0	28666.53	858.9	0	29525.43	1	5		3
185	12000		9645.05		12000	21645.05	1	5		3
186	0		24417.83		0	24417.83	1	5		3
187	16291.68		0		16291.68	16291.68	1	5		3
188	13750	11250	0	0	25000	25000	0	5		2
189	20219.58		0		20219.58	20219.58	1	5		3
190	26265		0		26265	26265	1	5		3
191	55614	0	0	0	55614	55614	1	5		3
192	14462.75		0		14462.75	14462.75	0	4		3
193	11730	20583	0	0	32313.33	32313.33	0	5		2
194	0	0	23880.25		0	23880.25	0	4		2
195	41925		0		41925	41925	1	5		3
196	18333		7291		18333	25624	0	5		3
197	31250		0		31250	31250	0	5		3
198	53839	5633	1076	0	59472	60548	1	5		3
199	0	0	59876		0	59876	0	5		2
200	8200		7170		8200	15370	1	5		3
201	13033.33		1860.93		13033.33	14894.26	0	5		3
202	60689		10647		60689	71336	0	5		2
203		20833	0	0	20833.33	20833.33	0	5		2
204	0		12058.67		0	12058.67	0	5		2
205	32916.67		0		32916.67	32916.67	1	5		3
206	96744		0		96744	96744	1	5		3
207	16666.67	23483	0	0	40149.67	40149.67	1	5		3
208	51069		0		51069	51069	1	5		3
209	46403.66	0	0		16666.66	46403.66	0	5		2
210	19000		0		19000	19000	1	5		3
211	14145.74	11359	6412	0	25504.27	31916.27	1	5		3
212	2013.88	7847	4444.2	4378	9860.54	18682.78	0	5		3
213	0	4435	35843.92	-174	4435.44	40105.36	0	5		3
214	44961		0		44961	44961	0	5		3
215	36060		0		36060	36060	1	5		3
216	19833.34	14166	0	0	33999.34	33999.34	1	5		3
217	5856	8875	8604	985	14731	24320	0	4		3
218	20458	6517	23782	0	26974.67	50756.67	0	4		2
219	0	62500	0	216667	62500	279166.67	0	5		2
220	25000	0	0		25000	25000	0	5		2
221	16666.67		11250		16666.67	27916.67	0	5		2
222	16905.99	0	0	0	16905.99	16905.99	1	5		3
223	35420	15208	0	0	50628	50628	0	5		2
224	17063.28	11667	3755.25	420	28730.28	32905.53	1	5		3
225	29166.66		0		29166.66	29166.66	1	5		3
226	0	0	58086.59		0	58086.59	0	4		2
227	0		111284		0	111284	0	4		3
228	26333.07	12882	0	1660	39215.22	40874.89	0	5		2
229	0	41917	0		41917	41917	0	5		2
230	77248.33		0		77248.33	77248.33	1	5		3
231	14583.34		18089.17		14583.34	32672.51	1	5		3
232	29165.59		0		29165.59	29165.59	1	5		3
233	216921		0		216921	216921	1	5		3
234	64111.41	0	0		64111.41	64111.41	0	5		2
235	12076.13	25320	0	0	37396.13	37396.13	1	5		3
236	0		55759		0	55759	0	4		2
237	35868.78	0	10		35868.78	35878.78	0	5		2
238	54728.1	0	111577.5		54728.1	166305.6	0	5		2
239	85125		-4994		85125	80131	0	4		2
240	20267.26	11250	0	0	27558.93	31517.26	0	5		2
241	23000		0		23000	23000	1	5		3
242	0	62500	-2995	206066	62500	265571	0	5		3
243	21462	6067	-923	0	27528.66	26605.66	0	5		2
244	20833.33	8583.34	0	0	29416.67	29416.67	1	5		3
245	18500		1786.08		18500	20286.08	0	5		3
246	26642.33	14166	0		40808.7	40808.7	0	5		2
247	16667	10096	2904		26763	29667	0	5		2
248	31666.68		0		31666.68	31666.68	1	5		3
249	17083		49991		17083	67074	1	4		3
250	17083		20935		17083	38018	0	5		2
251	0		20868.08		0	20868.08	1	5		3
252	0		31502		0	31502	1	5		3
253	45701	0	32152.67	-9	45701	77844.88	0	4		3
254	60000		0		60000	60000	1	5		3
255	22917	22500	0		28750.34	45417.34	0	5		2
256	38270.5	0	5936.42		38270.5	44206.92	0	5		2
257	28099		10019		28099	38118	0	5		3
258	44583.33		0		44583.33	44583.33	1	5		3
259	13132.49		14842.16		13132.49	27974.65	1	5		3
260	12366.67	12904.1	0	0	25270.77	25270.77	1	5		3
261	63351.83		0		63351.83	63351.83	1	5		3
262	0		36788		0	36788	1	5		3
263	22083		38750		22083	60833	1	5		3
264	0	4000	101964.33		4000	105964.33	0	4		2
265	0	0	23495.58	-333	0	23162.25	0	5		2
266	0	7000	49569.5	21227	7000	77796.17	0	4		2
267	21416.66		6316.33		21416.66	27732.99	1	5		3
268	216951		-1912		216951	215039	0	5		2
269	6500		26619		6500	33119	0	5		2
270	27467		-96		27467	27371	0	4		2
271	4166.67	0	27097.41	0	4166.67	31264.08	1	5		3
272	28947.5		0		28947.5	28947.5	1	5		3
273	120000		0		120000	120000	1	5		3
274	40916.67		0		40916.67	40916.67	0	5		3
275	16650	20165	373		36815	37188	0	5		2
276	0	0	53762.93	2078.58	0	55841.51	1	5		2
277	20833	20833	0		41666	41666	0	5		2
278	46780.25		3329.29		46780.25	50109.54	0	4		3
279	15077.96	0	10026.67		15077.96	25104.63	0	5		2
280	20833.35	9875	0	0	30708.35	30708.35	0	5		2
281	25000	14499	0	0	39498.97	39498.97	0	5		3
282	0	171851	0		62500	171850.84	0	5		2
283	47970.76	0	0	0	47970.76	47970.76	1	5		3
284	69241		0		69241	69241	0	5		2
285	0	5417	10950	10927	5416.67	27293.67	1	5		3
286	580	0	48797.33		580	49377.33	0	5		2
287	18750		15595		18750	34345	1	5		3
288	16666.66		10288		16666.66	26954.66	1	5		2
289	31250		48578		31250	79828	0	5		2
290	0		513926		0	513926	0	4		2
291	0	0	37200.33		0	37200.33	0	4		2
292	17598.59	0	33907		17598.59	51505.59	0	5		2
293	22525	20833	0		43358	43358	0	5		2
294	0	0	234232.67		0	234232.67	0	5		2
295	0	17500	96502	78570	17500	192572	0	4		2
296	20833.33		0		20833.33	20833.33	1	5		3
297	15325.91	0	687.75	7593	9583.33	23606.19	0	5		2
298	29655		-20		29655	29635	1	5		3
299	20300		0		20300	20300	1	5		3
300	24919.5	0	2083.34		24919.5	27002.84	0	5		2
301	51273	0	20188	0	51273	71461	0	5		2
302	0	0	29975.26		0	29975.26	0	5		2
303	100000		0		100000	100000	0	5		3
304	89927		0		89927	89927	1	5		3
305	21083.33	0	21415.67		21083.33	42499	0	4		2
306	63694.38		0		63694.38	63694.38	1	5		3
307	19000		1772.17		19000	20772.17	0	5		2
308	16666.67	17500	12372.77	0	34166.67	46539.44	0	5		3
309	36241		0		36241	36241	1	5		3
310	30833		0		30833	30833	0	5		2
311	83728.33	0	0	0	83728.33	83728.33	1	5		3
312	39583.32		0		39583.32	39583.32	0	5		3
313	21703	2083	196	0	23786	23982	0	4		3
314	24638.46	10948	3333	-2445	35586.46	36474.46	1	5		3
315	0	0	41874.23		0	41874.23	0	4		2
316	17908	14499	0		27749	32407	0	5		2
317	89036.4	0	3164		89036.4	92200.4	0	5		2
318	16666.67	4167	1625		20833.34	22458.34	0	4		2
319	191847		13321		191847	205168	0	5		3
320	64156		-3441		64156	60715	1	5		3
321		25000	0	3870	25000	28869.64	0	5		3
322	21666	6635	0	0	28301	28301	0	5		2
323	23749	0	3100		15833	26849	0	5		2
324	24965.08	0	393.24		24965.08	25358.32	0	4		2
325	41666.67	0	0	0	41666.67	41666.67	1	5		3
326	5833.34	10000	21698	0	15833.34	37531.34	1	5		3
327	20616.66		12500		20616.66	33116.66	0	5		3
328	0	100	26277.33	1916	100	28293.33	0	4		2
329	31538.5	0	31332		31538.5	62870.5	0	5		2
330	62425	0	0		62425	62425	0	5		2
331	19308	0	1516		12000	20824	0	5		2
332	15000	0	7341		15000	22341	0	5		2
333	25236.76		8683.34		25236.76	33920.1	0	5		2
334	0	0	58789.58		0	58789.58	0	5		2
335	227397	0	-1382	3442	227397	229457	0	4		2
336	16666		41666		16666	58332	0	5		2
337	17491		44837.96		17491	62328.96	1	5		3
338	255290		0		255290	255290	0	4		2
339	0	0	28470.46	0	0	28470.46	0	4		2
340	38560		-44		38560	38516	1	5		3
341	0	0	83500		0	83500	0	4		2
342	56990	10136	-43912	0	67126	23214	0	5		2
343	16667	13750	9302	0	30417	39719	0	5		3
344	0	0	302175		0	302175	0	5		2
345	3817.58	0	298113.57		3817.58	301931.15	0	4		2
346	0	0	39437.58		0	39437.58	0	4		2
347	20833		12520		20833	33353	0	5		2
348	33333.34	20833	0	0	54166.68	54166.68	0	5		2
349	0	0	138373	-11020	0	127353	0	4		2
350	108110	2545	-1794	0	110655	108861	0	4		3
351	12309		8174		12309	20483	0	4		3
352	35208.34	11306	0		25250.01	46514.18	0	5		2
353	260416.67	0	0		47916.67	260416.67	0	5		2
354	91666	0	0		91666	91666	0	4		2
355	90000		0		90000	90000	0	5		2
356	0		59613		0	59613	1	5		3
357	41641		0		41641	41641	1	5		3
358	14303	0	27250		14303	41553	0	4		2
359	0	0	171523.17		0	171523.17	0	4		2
360	16666.67	0	37500		16666.67	54166.67	0	4		2
361	18333.33	5892	15414	0	24225.66	39639.66	1	5		3
362	0		60702		0	60702	0	4		2
363	82488		-640		82488	81848	1	5		3
364	16667		48833		16667	65500	0	5		3
365	40270.75		13683.75		40270.75	53954.5	0	5		3
366	98715.75	0	0		98715.75	98715.75	0	4		2
367	66457.67	34991	0		63782.06	101448.81	0	5		2
368	492222		-3249		492222	488973	0	4		2
369	220514		14154		220514	234668	0	5		2
370	0	0	112500		0	112500	0	5		2
371	40561	12962	0	0	53523	53523	1	5		3
372	8870	9119	0	0	17989.07	17989.07	1	5		3
373	141365		-103		141365	141262	1	5		3
374	132486.42	8464	11191.17		111346.17	152141.51	0	5		2
375	55830.17	0	252	-2351	55829.97	53730.97	0	5		2
376	43602	0			43602	43602	0	5		2
377	0	14583	0	0	14583.33	14583.33	0	4		3
378	19269.17	0		3152	19269.17	22421	0	5		2
379	21667	0			16667	21667	0	4		2
380	16693	8618			25311	25311	0	5		2
381	7000	10839	3848		14344	21687	0	5		2
382	41667	0			41667	41667	0	4		2
383	30466		-4349		30466	26117	1	5		3
384	28337.01		0		28337.01	28337.01	1	5		3
385	60838		1216.16		60838	62054.16	1	5		3
386	56250.01	0			16666.67	56250.01	0	4		2
387	19471.13	21615			37804.13	41086.13	0	5		2
388	0	0	53982.75		0	53982.75	0	5		2
389	46041.67	0			46041.67	46041.67	0	4		2
390	137044.79	0			25000	137044.79	0	5		2
391	24173.08	0			24173.08	24173.08	0	5		2
392	216540.86	0			216540.86	216540.86	0	5		2
393	0	0	44692.25		0	44692.25	0	4		2
394	29166.67	0			29166.67	29166.67	0	5		2
395	0	0	9917		0	9917	0	5		2
396	48677	0	-3738.75		48677	44938.25	0	5		2
397	26330	7500	908		33830	34738	0	5		2
398	36014.91	0			36014.91	36014.91	0	4		2
399	21769.89		15000		21769.89	36769.89	0	4		3
400	0	4059	68950		4059	73009	0	4		2
401	0	0	56165.58		0	56165.58	0	4		2
402	12500	0	2500		12500	15000	0	5		2
403	17333	10000			27333	27333	0	5		2
404	16000	0	4575.32	679	16000	21254.03	0	5		2
405	73902		0		73902	73902	1	5		3
406	22083.33		25369.33		22083.33	47452.66	1	5		3
407	0		26380.5		0	26380.5	1	5		3
408	29166.67		-1084		29166.67	28082.67	1	5		3
409	18000		0		18000	18000	1	5		3
410	7692		12972		7692	20664	1	5		3
411	60144.92				60144.92	60144.92	1	5		3
412	18333.33				18333.33	18333.33	1	5		3
413	9694	11868.83			21562.83	21562.83	1	5		3
414	19590	53994	-716.67	0	73584	72867.33	1	5		3
415	21250		7103.73		21250	28353.73	0	5		3
416	37500		0		37500	37500	0	5		3
417	3166.68	5897	12709.29	0	9064.1	21773.39	1	5		3
418	21235		7285		21235	28520	0	4		3
419	25000		0		25000	25000	0	5		3
420	17260.94		0		17260.94	17260.94	1	5		3
421	28977.41		0		28977.41	28977.41	0	5		3
422	91568		0		91568	91568	1	5		3
423	6250.01		33537.83		6250.01	39787.84	0	5		3
424	36249.98		0		36249.98	36249.98	0	5		3
425	11250	10244	0	0	21494.42	21494.42	0	5		3
426	15403	9349	-61	0	24752	24691	1	5		3
427	22472		0		22472	22472	0	4		3
428	55310.17		0		55310.17	55310.17	0	4		3
429	0		29373.25		0	29373.25	0	4		2
430	10417		25143		10417	35560	0	5		3
431	31250	0			31250	31250	0	5		2
432	2083.34		19226.96		2083.34	21310.3	0	5		2
433	16666.67	15416.66			32083.33	32083.33	0	5		2
434	41666.67	9583.34	6666.67		51250.01	57916.68	0	5		2
435	1000		31609.36		1000	32609.36	0	5		2
436	66666.67	0			66666.67	66666.67	0	5		2
437	76097	0	3467		76097	79564	0	5		2
438	12500		163.08		12500	12663.08	0	5		3
439	8544		1568		8544	10112	1	4		3
440	12779.42	0			12779.42	12779.42	0	4		2
441	41666.68	19614.52			61281.2	61281.2	0	5		2
442	67973.62	0			20833.34	67973.62	0	5		2
443	25000	24167	0	0	49167	49167	0	5		2
444	57249	0	-1871.92		57249	55377.08	0	5		2
445	33333	2500	417		35833	36250	0	4		2
446	22979.48	0	3360.33	-3910.17	18276.9	22429.64	0	5		2

	111	112	113	114	115	116	117	118	119
KEY	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		4		280977.59	6607.72	0.3211370			100
2		4		67845.85	2701.18	0.3369410			100
3		4		445928.5	11072.12	0.4400000
4		4		89819.65	5689.59	0.3444000			100
5		4		394379	4209.20	0.2700000
6		4		80008.04	519.81	0.1829330			100
7		4		99291.47	2862.62	0.1755800			0
8		4		41632.08	4547.22	0.3700000			100
9		4		317624.41	934.09	0.2541750			0
10		4		227525.91	522.43	0.2594170			100
11		4		88679.31	7852.29	0.3759720			100
12		4		523052.28	5433.29	0.3600000
13		4		150727.38	2214.40	0.4496010			0
14		4		52115.08	1911.49	0.2615180			100
15		4		1282389.79	8628.89	0.3613310			100
16		4		222962	10482.60	0.4300000
17		4		35179.94	3425.30	0.2056190			0
18		4		108712.39	3945.21	0.3375640			100
19		4		197197.74	957.35	0.4509630			0
20		4		140598.99	4042.08	0.2546400			0
21		4		168753.5	3098.42	0.3824680			0
22		4		186651.51	1753.98	0.3687440			0
23		3		733425.81	1171.64	0.3869790			100
24		4		114625.62	1464.78	0.2809320			0
25		4		1547020.09	2521.92	0.3211550			0
26		4		66563.46	1393.20	0.2184490			100
27		4		217950.73	2377.55	0.3447790			100
28		4		444656.92	2394.89	0.2533100			100
29		4		4664970.35	14094.29	0.2000000
30		4		32002.48	4457.85	0.4281390			100
31		4		26032.92	2506.82	0.3524800			100
32		4		25291.91	1813.59	0.2655250			100
33		3		114700.17	5486.68	0.4458440			100
34		4		45201.73	1716.84	0.2793880			0
35		4		23097.16	2527.39	0.4144280			100
36		4		174110.72	1519.58	0.2105950			100
37		4		566480.15	1440.44	0.1783920			100
38		4		38634.37	1776.49	0.3374410			100
39		4		90218.86	1375.80	0.2972050			100
40		4		321267.5	1420.59	0.2800000
41		4		158457.26	2959.72	0.1260670			0
42		4		569675.03	883.89	0.3541870			100
43		3		174281.56	1397.33	0.2678550			100
44		4		1202236.51	15207.98	0.4400000
45		4		52279.52	3687.55	0.2741000			100
46		4		409649	11126.30	0.2614600			100
47		4		206528.35	1568.56	0.3054080			100
48		4		81183.86	1613.14	0.2440840			0
49		4		1718910.88	5729.52	0.2600000			100
50		4		32215.05	749.01	0.1899880			0
51		4		168866.12	974.30	0.2570680			0
52		4		175079.56	2532.32	0.1660860			100
53		4		84349.97	2949.88	0.1009780			0
54		4		323483.83	5805.89	0.4935290
55		3		7312769.8	12744.69	0.0715690			0
56		4		693552.66	2118.66	0.2343630			100
57		3		251390.84	1760.16	0.2925280			0
58		4		114924.48	1298.84	0.2949930			0
59		4		94868.21	4875.40	0.1890190			0
60		4		39798.11	2732.33	0.3026770			0
61		4		387184.58	5403.00	0.5087830			0
62		4		247995.79	6274.13	0.4340090			100
63		4		232458.43	2943.91	0.4453450			0
64		4		89202.62	1791.34	0.1742920			100
65		3		1065861	21484.45	0.4676500			0
66		4		40886.08	7571.65	0.3774430
67		4		84578.16	2613.44	0.4013220			100
68		4		1310078.3	4545.66	0.4000000			100
69		4		51562.23	1284.90	0.2130210			100
70		4		298465.53	2849.11	0.3900000			100
71		3		221562.03	3533.12	0.3608390
72		4		1781201.56	19087.49	0.3051950			0
73		4		305701.07	2661.81	0.2598270
74		4		36785.06	3829.23	0.2691600			100
75		4		1722180.6	4676.92	0.3000000
76		4		103703.55	5546.10	0.3772770			100
77		3		217671.7	10767.05	0.1682770			0
78		4		204115.86	3759.76	0.2952600			100
79		4		192540.05	5106.27	0.3956990			100
80		4		697832.98	4058.18	0.2883050
81		4		707898.31	7463.61	0.3355370			100
82		4		111691.56	4085.20	0.4084320			100
83		4		103711.13	3155.04	0.2321040			100
84		4		253287.54	4831.06	0.4253800			100
85		4		235344.8	4163.27	0.3496800			100
86		4		1431138.3	3224.35	0.2400000
87		4		191833.13	3308.61	0.3166130			0
88		4		195637.05	1794.57	0.1166580			0
89		4		34537.93	1140.39	0.1946420			0
90		4		125501.58	3195.09	0.3532080			100
91		4		50985.89	10492.47	0.4239550			100
92		4		80924.61	1929.00	0.2152740			0
93		4		54048.55	4280.03	0.2070800			0
94		3		227638.33	3096.05	0.2531800			0
95		3		375838.81	1953.31	0.1980900			100
96		4		274154.65	2755.84	0.1200000
97		4		100868.55	7508.97	0.4921480			100
98		4		215550.72	4423.69	0.3734910			0
99		4		44982.27	1180.15	0.2564560			100
100		4		153163.89	6954.87	0.3339310			100
101		3		293960.88	7751.90	0.2605950			100
102		4		51020.24	2128.81	0.3417780
103		4		108910.74	3926.42	0.3682400			100
104		4		95127.78	1259.29	0.3385260			100
105		4		305338.68	3302.89	0.3229450
106		4		2031838.28	2532.53	0.1293860			0
107		4		310544.55	7170.30	0.3400460			100
108		4		454898.32	10909.59	0.5491720			100
109		4		92927.41	2009.26	0.4261690			0
110		4		81648.26	8867.16	0.4345700			17.35
111		3		214178.84	1018.09	0.3561370			100
112		4		42229.54	2874.39	0.4426370
113		4		609917.43	4885.75	0.3239790			0
114		4		1357047.9	4371.87	0.1700000
115		4		50286.67	11410.25	0.4510380			0
116		4		2040624.3	4714.11	0.3900000			100
117		4		173146.9	1585.88	0.3712950
118		4		7554322	5665.81	0.2300000
119		4		1045423.81	4910.85	0.3471410			100
120		4		136006.75	2591.83	0.4347210			0
121		4		1907531.5	3185.07	0.2600000
122		4		135267.05	2142.89	0.3797440			100
123		4		463206.61	3027.96	0.2677470			100
124		4		253135.66	3030.57	0.4050650			100
125		4		150568.29	4178.02	0.3700700			100
126		4		186890.79	2339.04	0.4200000			100
127		4		1421909.5	9480.19	0.2700000
128		4		471565.29	1054.08	0.2000420			0
129		4		65626.65	1272.82	0.2236070			99.62
130		4		243704.5	8467.98	0.0875150
131		4		3782636.63	11331.20	0.1200000			100
132		4		387620	3656.17	0.2200000			100
133		4		1038502.3	19854.96	0.3600000			100
134		3		292364.22	1778.57	0.2318170			100
135		4		491112.28	9095.02	0.3437860			100
136		4		144896	983.53	0.2619080
137		4		18464.22	3589.92	0.3460720			100
138		4		117467.5	1960.59	0.2400000
139		4		573373.71	4069.65	0.3420680			12.83
140		4		328991.82	1837.17	0.2943270			100
141		4		3500606.82	27099.72	0.2900000
142		4		1026116.7	16163.41	0.4815580			100
143		4		364416.06	3195.18	0.2470040			100
144		4		468393.4	1550.65	0.3356950			0
145		4		88729.66	6312.49	0.5234730			100
146		4		105082.54	3922.88	0.4237260			0
147		4		84674.66	2860.16	0.3607090
148		4		509981.3	3862.18	0.3946570			100
149		4		327745.78	5819.96	0.3988440			100
150		3		244402.89	1798.70	0.4005410			0
151		4		127630.03	1632.89	0.4029030			0
152		4		245523.97	2092.57	0.2050350			100
153		4		107512.52	2372.34	0.3643960			0
154		4		47503.73	3320.80	0.2200000			50.25
155		4		2530637.08	5661.42	0.4353660			100
156		4		531781.27	14876.06	0.1839680			100
157		4		87125.39	3673.53	0.3969190			0
158		4		855090.06	2492.18	0.2100000
159		4		1223322.1	3347.81	0.3000000
160		4		450221.14	1294.45	0.3900000			100
161		4		79979.04	5627.50	0.3584420			100
162		4		179130.78	5766.58	0.1900000			100
163		4		873105.41	9209.49	0.2254090			100
164		4		275322	2282.52	0.3570460
165		3		1126608	14722.69	0.4159080			0
166		4		208252.63	1315.50	0.3300000			100
167		3		1504995.52	2208.99	0.1901380			0
168		4		91282.1	1731.91	0.2195400			100
169		4		123810.83	2385.82	0.3900000			100
170		3		282059.42	1662.45	0.3378930			100
171		4		121931.72	4838.48	0.2438480			0
172		4		138214.71	2366.58	0.3637080			100
173		3		1156381.42	4978.47	0.4010920			0
174		4		509366.85	4512.10	0.1898990			0
175		4		1300772.9	5928.63	0.2300000
176		4		722776.49	6964.39	0.2523860			100
177		4		71195.23	1114.36	0.3922280			0
178		4		52031.9	1954.16	0.2891620			100
179		4		121993.33	4454.75	0.4241400
180		4		42981.61	2068.21	0.4680650
181		3		2117481.1	7937.78	0.3005070			0
182		4		121488.59	1804.47	0.3352010			100
183		4		454252.61	2881.61	0.3478350			100
184		4		643724.86	1904.19	0.2172790
185		4		150180.1	2359.15	0.3141230			0
186		4		43131.7	1193.03	0.2180110			0
187		4		334780.27	3013.41	0.4584430
188		4		277474.72	2790.34	0.2900000			24
189		4		262008.54	2018.31	0.3254910			0
190		4		82746.65	2634.63	0.2790160			0
191		3		1259086.02	16040.07	0.3681460			100
192		4		190750.47	1237.22	0.3983990			100
193		4		87062.16	1737.37	0.1934030			0
194		4		246177.5	4491.12	0.3700000
195		4		141604.87	4379.01	0.2151420			100
196		4		255524.58	2820.32	0.2432250			0
197		4		158926.67	5218.34	0.2677870			100
198		4		75257.43	6198.00	0.1828260
199		4		23378754	4502.63	0.1300000
200		4		69421.21	1048.11	0.3694650			0
201		4		55453.38	1444.91	0.2928360			100
202		3		217231.49	9717.04	0.2314230			0
203		4		175785.71	1959.92	0.3090730			100
204		3		1189045.05	809.06	0.3603270			0
205		4		298686.51	3319.37	0.2218450			0
206		4		564682.18	10626.18	0.1607810			100
207		4		115193.56	5530.99	0.2519850
208		4		134643.94	11353.62	0.3134330
209		4		1696640.85	11028.01	0.3400000
210		4		414553.25	1735.54	0.3492590			100
211		4		1572098.55	7773.55	0.3927910			100
212		4		441056.91	2565.06	0.3959470			0
213		3		822609.53	1679.68	0.1562540			0
214		4		802441.5	9575.50	0.2942940			100
215		4		126310.45	3507.30	0.2891920			0
216		4		41971.22	4058.61	0.2584960			0
217		4		670083.09	4199.66	0.3874720			0
218		3		599530.57	3186.21	0.2059370			0
219		4		25860820	25122.14	0.1000000
220		4		252148.78	3898.01	0.3400000
221		4		652421.33	5818.58	0.3800880			100
222		4		149435.3	1621.34	0.3807020
223		4		321835.1	2173.81	0.1374520			0
224		4		2382600.49	8712.84	0.4165040			100
225		3		393929.95	5677.53	0.3585600			0
226		4		1327343.2	7061.76	0.2500000
227		3		525758.51	22804.03	0.2741200			100
228		4		1030531.35	5172.60	0.2500000
229		4		1185020	4893.36	0.2300000
230		4		77555.04	19374.54	0.3155480			100
231		4		157342.53	4639.38	0.2902530			100
232		4		116748.66	6953.49	0.3949030			100
233		4		4332546.5	8869.37	0.0645460			0
234		4		456660	806.95	0.1300000			100
235		4		79670.28	5154.30	0.2774600			0
236		3		574231.82	17258.95	0.4490760			100
237		4		377104.76	8900.49	0.3900000
238		4		788338.29	47179.71	0.3300000
239		3		111173.17	15280.27	0.2867980			0
240		4		72576.88	7712.47	0.4100000			100
241		4		161151.88	2313.05	0.3293000			100
242		3		13374387.59	29070.57	0.1276480			0
243		3		483286.8	3385.13	0.2715010			0
244		4		48499.7	3528.92	0.3039270			100
245		4		726943.57	2264.07	0.2827010			100
246		4		1288885.1	2041.55	0.2400000			100
247		4		1211357.13	2922.87	0.2600000			100
248		4		904418.98	5868.21	0.3507590			100
249		4		96588.41	15184.31	0.3049650			87.95
250		3		1215628.14	2310.64	0.1901740			0
251		4		2233811.4	3469.35	0.5176810			100
252		4		147882.28	2039.28	0.2290020
253		3		385253.04	6343.46	0.1496660			0
254		4		11890171.42	8460.58	0.2642910			0
255		4		572264.1	5229.52	0.2300000			100
256		4		527747.6	7893.86	0.3000000			100
257		4		687196.52	9834.86	0.3968450			100
258		4		162243.86	7653.58	0.2903700			100
259		4		7530078.52	4067.87	0.2961220			100
260		4		588784.18	2698.90	0.3014670
261		4		2267542.87	5173.74	0.1640080			100
262		4		870977.57	9493.32	0.4039780			100
263		4		274045.8	7488.96	0.2076150			100
264		4		5129387.7	2320.89	0.0700000
265		4		493840.5	2315.31	0.3200000
266		4		1806729.4	17176.43	0.2863000
267		4		260430.48	2086.84	0.2606370			100
268		3		2652103.01	21754.96	0.1195750			0
269		3		473501.37	1786.06	0.1860280			0
270		3		3334231.89	6447.22	0.3756000			100
271		4		1418403.07	5106.10	0.3325920
272		4		265364.72	3677.94	0.2995350
273		4		1259608.08	11229.21	0.1565920			0
274		4		278240.04	10052.36	0.3480210			100
275		4		781869.5	2591.83	0.2000000
276		4		105456.36	4527.92	0.1835680			0
277		4		278694.28	4338.99	0.2300000
278		4		660168.34	1825.86	0.1428470			0
279		4		1387942.5	2982.84	0.3400000
280		4		346523.67	1587.43	0.2307490			100
281		4		279462.73	2231.20	0.1971670			100
282		4		15064522	30070.41	0.1900000
283		4		94953.07	8579.31	0.2963460
284		3		309227.16	3392.01	0.1689020			0
285		4		171928.31	5718.94	0.4180180			100
286		4		2852971.1	16634.54	0.5000000
287		4		250968.26	8746.54	0.4027080			100
288		3		142886.54	4656.50	0.3786330			0
289		3		399938.73	10218.91	0.1932290			0
290		3		2683191.67	39207.21	0.0927730			0
291		4		6773486.5	7748.89	0.4300000
292		4		1096749.7	11015.68	0.3200000
293		4		168327.01	2436.28	0.1800000			20
294		4		11898668.93	47688.04	0.2400000
295		3		1625776.37	23182.53	0.1705550			0
296		4		566881.7	2080.86	0.3742230			100
297		4		192327.79	3637.87	0.4000000
298		4		1267231.12	2061.26	0.2688140			0
299		4		864653.49	4832.72	0.4074000			100
300		4		1128886.3	3067.37	0.3200000
301		4		729881.6	12962.57	0.2603050			0
302		4		222962	7315.82	0.4300000
303		3		26921298.03	16914.73	0.2126890			0
304		4		872922.67	12264.38	0.2046340			0
305		4		401175.8	8573.41	0.3400000			100
306		3		145179.94	7709.27	0.2149220
307		3		272354	2202.31	0.3934590			100
308		3		1091910.45	7463.67	0.3134440			100
309		3		376055.54	7973.72	0.3972460
310		3		635477.98	11541.12	0.3743106			100
311		4		309057.3	15371.75	0.2565930			100
312		3		861528.28	4291.64	0.2630620			0
313		3		503412.53	6183.40	0.4496280			100
314		4		398839.3	5011.48	0.3055850			100
315		4		197378.5	5940.43	0.2500000
316		4		576766.52	3120.00	0.2800000			100
317		4		227131.15	6458.66	0.1700000
318		4		897961	5293.76	0.4300000			100
319		3		15012429.31	16698.53	0.1047850			100
320		4		112385.58	7877.30	0.2242930			0
321		4		250692.49	5803.30	0.4218490			100
322		4		167430.8	3574.38	0.3700000			100
323		4		1254387	4637.33	0.4100000
324		4		417036	4873.66	0.3800000
325		4		3166669	10165.01	0.4008800
326		4		1213579.22	2310.72	0.2414540			100
327		4		728541.48	5638.37	0.3722750			100
328		4		242746	1809.83	0.3100000
329		4		272523.43	13332.85	0.2120701			100
330		4		1734733.72	11261.39	0.3000000			100
331		4		611717	2443.79	0.4600000
332		4		3068140.8	5662.18	0.2534434
333		3		410665.94	7549.69	0.4440260			100
334		4		3367380.5	9668.01	0.3500000			100
335		3		4364634.61	29320.21	0.1779570			0
336		3		4938437.32	16585.73	0.2843284			0
337		4		318121.14	10431.72	0.2947320			0
338		3		4221438.43	46076.25	0.2272570			0
339		4		1295717.69	4850.81	0.4500000			100
340		3		106405.68	4829.57	0.3285460			0
341		4		1375865	6594.72	0.1700000
342		3		1357511.86	4022.56	0.4129000			0
343		3		3890633.11	10761.98	0.4362390			0
344		4		2288878.23	17309.52	0.1000000
345		4		69302224	2458.28	0.0500000			100
346		4		2431194	7200.27	0.3900000
347		3		881014.06	4300.21	0.3082620			0
348		4		2875931.61	9111.32	0.3300000			100
349		4		1163121.67	41895.91	0.4342890			0
350		4		928742.98	5972.72	0.1363180			0
351		3		537615.26	4766.37	0.5715980			0
352		4		888734	7252.46	0.3400000			100
353		4		1065391.7	22514.03	0.1400000			100
354		4		8342071.9	15489.48	0.2700000			100
355		3		1445494.41	15737.07	0.2515230			100
356		4		1017090.82	5667.73	0.2565330			0
357		4		363742.44	3087.35	0.2452100			100
358		4		11021455	3826.08	0.3200000
359		4		4130812.2	52991.10	0.4000000
360		4		1508628.71	1947.75	0.3100000
361		4		225717.29	1462.30	0.2972240			100
362		3		2837402.5	5053.35	0.2063910			0
363		4		247668.91	9899.54	0.2465830			0
364		3		780397.82	8688.01	0.2509620			0
365		4		477122.4	9754.55	0.3468270			0
366		4		603457	14626.49	0.2300000			100
367		4		1023995.6	10355.36	0.2100000
368		3		2079150.45	6131.64	0.0332110			0
369		3		641449.13	13430.48	0.0968410			100
370		4		27450690	10283.73	0.2900000			100
371		4		220469.95	8690.55	0.2747370			0
372		4		201928.26	2695.11	0.3011160			0
373		4		808537.61	21188.59	0.1693820			0
374		4		3440512.8	7434.58	0.1000000
375		3		498490.16	2233.01	0.1771870			0
376		4		1043919.8	10966.80	0.3600000
377		3		240708.89	1516.36	0.3803050			0
378		4		1053998	1827.07	0.3000000			100
379		4		839387.71	2909.09	0.2600000
380		4		45988.96	6859.32	0.4500000
381		4		412349.88	6406.00	0.4600000			100
382		4		750686.24	1447.56	0.1300000
383		4		216822.14	5986.54	0.3926480			0
384		4		1029817.59	3819.30	0.2656740			100
385		4		530263.4	14439.87	0.3900000			0
386		4		2019555.3	6724.25	0.2800000			100
387		4		1204027	9235.59	0.4200000
388		4		643078.3	6542.80	0.2600000			100
389		4		67513.23	3029.45	0.1400000			100
390		4		7484388	6093.14	0.0700000
391		4		317416.55	2819.27	0.2500000			100
392		4		3379045	16001.57	0.1200000			100
393		4		278613.13	4847.97	0.2300000
394		4		424378	3200.00	0.2600000
395		4		682829	2133.89	0.4200000			100
396		4		390704	3523.45	0.1600000
397		4		490976.85	7220.44	0.3800000			100
398		4		249141.19	2108.76	0.1400000
399		3		888306.49	8926.64	0.3412430			100
400		4		690443	14647.07	0.2300000			100
401		4		311404.02	7208.07	0.2500000
402		4		1168174	1798.32	0.3400000
403		4		1249418.8	1631.56	0.1800000
404		4		907578	3318.12	0.3600000
405		4		368764.11	1237.07	0.0740270			0
406		4		194199.76	3191.56	0.1645050			0
407		4		2027260.32	7275.68	0.4171840			100
408		4		440752.17	3793.63	0.3420180			0
409		4		110827.09	3585.26	0.3639850			0
410		4		659465.19	2346.32	0.3348180
411		4		317922.24	5537.27	0.2142380
412		4		108830.84	4454.22	0.4201120			100
413		4		91578.31	1726.53	0.2593600			34.299
414		4		812087.03	10426.67	0.2729350			0
415		4		341692.35	4318.46	0.2694720			100
416		4		309057	5747.51	0.2989050			100
417		4		275318.31	2460.51	0.4709380			0
418		4		205294.2	3604.11	0.2981940			0
419		4		1237894.8	1575.95	0.1642960			0
420		4		283351.4	1509.11	0.3327040			100
421		4		34982.05	3766.78	0.2744250			0
422		3		341152.61	5275.53	0.1062280			100
423		4		119486.27	2725.45	0.2041240			0
424		4		417970.23	5506.68	0.3039140			100
425		4		273359.01	2234.90	0.4142700			100
426		3		74009.3	3253.08	0.2989060
427		4		86375.34	1949.47	0.2694920			0
428		4		231365.02	4663.47	0.1677370			0
429		4		1377839.92	3153.42	0.3048580			0
430		3		1862909.82	5768.16	0.2704770			0
431		4		400691.88	3562.50	0.2500000			100
432		4		400637.7	1302.21	0.1661420			0
433		4		969122.73	5133.33	0.2800000
434		4		1091009.25	13026.04	0.3100000
435		3		3034096.46	4399.80	0.2543940
436		4		11692159.56	3486.92	0.1000000
437		4		2285209.5	5497.68	0.1200000
438		3		622664.84	1872.32	0.4163540			100
439		3		182280.88	1508.22	0.4636050			0
440		4		270735.41	1785.24	0.3200000			100
441		4		2635299	16576.34	0.3100000
442		4		1109435.92	3229.85	0.1400000
443		3		1164488.77	4950.97	0.2139590			0
444		4		601619.91	7674.23	0.2300000
445		4		2110523.65	1850.00	0.1600000
446		4		1199466.45	6244.85	0.3900000

	120	121	122	123	124	125	126	127	128	129	130
KEY	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	CREDIT RIVER	MN	55372	1	1	1625000.00	1650000.00	3	20110706
2	BRENTWOOD	TN	37027	7	1	750000.00	765000.00	3	20110516
3	CLIO	CA	96106	6	2		330000.00	3	20110706
4	SAN JOSE	CA	95112	15	3	489000.00	489000.00	3	20101119
5	SAN RAFAEL	CA	94901	1	1		935000.00	3	20101108
6	DENVER	CO	80206	1	1	540000.00	548000.00	3	20110718
7	PEWEE VALLEY	KY	40056	1	1		670000.00	3	20110916
8	BEDFORD	NH	03110	1	1	549000.00	555000.00	3	20110427
9	LITTLETON	CO	80124	7	1		596000.00	3	20110505
10	Poulsbo	WA	98370	1	1	665000.00	600000.00	3	20110915
11	NEW YORK	NY	10038	4	3	690000.00	690000.00	3	20110211
12	SEBASTOPOL	CA	95472	1	2		1400000.00	3	20110301
13	BOYNTON BEACH	FL	33473	7	1		840000.00	3	20110706
14	SOUTH LYON	MI	48178	1	1	575000.00	682100.00	3	20110415
15	WHEATON	IL	60187	7	1	900000.00	900000.00	3	20110722
16	INDIAN WELLS	CA	92210	6	2		775000.00	3	20110906
17	GEORGETOWN	TX	78628	7	1		1000000.00	3	20110730
18	MIDLAND	TX	79701	1	1	603000.00	630000.00	3	20110824
19	VERDI	NV	89439	1	1		825000.00	3	20110902
20	UNIVERSITY PARK	TX	75225	1	1		1350000.00	3	20110713
21	Birmingham	MI	48009	1	1		695000.00	3	20110805
22	CHICAGO	IL	60611	4	1		715000.00	3	20110701
23	LOS ANGELES	CA	90019	1	1	869000.00	869000.00	3	20110414
24	SCOTTSDALE	AZ	85260	1	1		765000.00	3	20110715
25	DALLAS	TX	75214	1	1		860000.00	3	20110726
26	ALLEN	TX	75013	7	1	616550.00	625000.00	3	20110811
27	LONG GROVE	IL	60047	7	1	625000.00	640000.00	3	20110722
28	VERO BEACH	FL	32963	1	1	910000.00	910000.00	3	20110823
29	LA JOLLA	CA	92037	1	1		4200000.00	3	20101106
30	OAK RIDGE	TN	37830	1	1	723000.00	750000.00	3	20110601
31	KATY	TX	77494	7	1	635000.00	639000.00	3	20110616
32	WARSAW	IN	46580	1	1	635000.00	650000.00	3	20110722
33	AVON	CT	06001	1	1	635000.00	640000.00	3	20110902
34	ARLINGTON HEIGHTS	IL	60005	1	1		700000.00	3	20110824
35	WEST CHESTER	PA	19382	7	1	645000.00	650000.00	3	20110629
36	BARRINGTON	IL	60010	1	1	975000.00	925000.00	3	20110706
37	RENO	NV	89511	1	1	700000.00	705000.00	3	20110728
38	ALLEN	TX	75013	7	1	663500.00	668000.00	3	20110726
39	PLANO	TX	75093	7	1	659500.00	705000.00	3	20110808
40	HERMOSA BEACH	CA	90254	1	1		1000000.00	3	20101111
41	PLANO	TX	75093	7	1		825000.00	3	20110715
42	CASTLE ROCK	CO	80104	7	1	775000.00	775000.00	3	20110729
43	SAN FRANCISCO	CA	94114	3	1	680000.00	680000.00	3	20110329
44	STINSON BEACH	CA	94970	1	2		800000.00	3	20110727
45	CARY	NC	27518	7	1	683200.00	690000.00	3	20110830
46	BARRINGTON	IL	60010	7	1	683500.00	685000.00	3	20110818
47	LAKE OSWEGO	OR	97034	1	1	686700.00	750000.00	3	20110705
48	TUSCOLA	TX	79562	1	1		825000.00	3	20110404
49	PRINCETON	NJ	08540	3	1	780000.00	782000.00	3	20101130
50	BRENTWOOD	TN	37027	7	1		950000.00	3	20110722
51	SCOTTSDALE	AZ	85255	7	1	691000.00	695000.00	3	20110702
52	PANAMA CITY BEACH	FL	32413	7	2	867500.00	775000.00	3	20110421
53	AUSTIN	TX	78731	1	1		1215000.00	3	20110810
54	PLANO	TX	75093	7	1		710000.00	3	20110803
55	PALO ALTO	CA	94304	6	1		4000000.00	3	20101215
56	DALLAS	TX	75225	1	1	1175818.00	1228000.00	3	20110503
57	KENNEDYVILLE	MD	21645	1	1		1300000.00	3	20110331
58	CORRALES	NM	87048	1	1		900000.00	3	20100930
59	MIDLAND	TX	79705	7	1		1350000.00	3	20110901
60	NEEDHAM	MA	02492	1	1		852000.00	3	20110520
61	JACKSONVILLE	FL	32225	1	1		1190000.00	3	20110801
62	LIBERTY HILL	TX	78642	7	2	885000.00	890000.00	3	20110712
63	ROWLETT	TX	75088	1	1		1000000.00	3	20110907
64	ALLEN	TX	75013	7	1	722818.00	725000.00	3	20110711
65	LAGUNA BEACH	CA	92651	4	3		1330000.00	3	20110413
66	LEESVILLE	SC	29070	7	1		950000.00	3	20110819
67	DALLAS	TX	75214	1	1	733500.00	784800.00	3	20110802
68	CORTE MADERA	CA	94925	1	1	849000.00	849000.00	3	20110719
69	MOORESVILLE	NC	28117	7	1	985000.00	1050000.00	3	20110708
70	SAN FRANCISCO	CA	94114	3	3	865000.00	865000.00	3	20110209
71	BATON ROUGE	LA	70810	7	1		1070000.00	3	20110816
72	LAFAYETTE	CA	94549	1	1		3200000.00	3	20101028
73	DALLAS	TX	75230	1	1		870000.00	3	20110608
74	Seattle	WA	98105	1	1	750000.00	750000.00	3	20110714
75	RANCHO MIRAGE	CA	92270	6	1		1200000.00	3	20110615
76	NEW ALBANY	OH	43054	7	1	750000.00	750000.00	3	20110909
77	SAN FRANCISCO	CA	94108	4	1		1200000.00	3	20110512
78	TOPSFIELD	MA	01983	1	1	755000.00	755000.00	3	20110503
79	ELMHURST	IL	60126	1	1	755000.00	790000.00	3	20110621
80	PARKLAND	FL	33067	7	1		805000.00	3	20110808
81	LONE TREE	CO	80124	7	1	760000.00	765000.00	3	20110414
82	SPRING	TX	77389	7	1	760187.00	764000.00	3	20110720
83	INVERNESS	IL	60010	7	1	870000.00	870000.00	3	20110817
84	ESSEX	MA	01929	1	1	960000.00	960000.00	3	20110803
85	DALLAS	TX	75214	1	1	765000.00	765000.00	3	20110901
86	LARCHMONT	NY	10538	1	1		940000.00	3	20101110
87	BELLAIRE	TX	77401	1	1		975500.00	3	20110713
88	SAN FRANCISCO	CA	94107	3	1		835000.00	3	20110106
89	YAKIMA	WA	98908	7	1		800000.00	3	20110502
90	LONG GROVE	IL	60060	7	1	829900.00	850000.00	3	20110912
91	THE WOODLANDS	TX	77389	7	1	780000.00	790000.00	3	20110715
92	EVANSTON	IL	60201	1	1		930000.00	3	20110711
93	MIDDLETON	WI	53562	1	1		1000000.00	3	20110818
94	SAN FRANCISCO	CA	94109	2	1		950000.00	3	20101017
95	SAN FRANCISCO	CA	94105	4	1	822700.00	825000.00	3	20110418
96	MONTCLAIR	NJ	07043	1	1		1000000.00	3	20101123
97	GRANBURY	TX	76048	7	1	849000.00	880000.00	3	20110709
98	CENTENNIAL	CO	80016	1	1		1035000.00	3	20110802
99	NICEVILLE	FL	32578	1	1	867249.00	900000.00	3	20110707
100	LIBERTYVILLE	IL	60048	1	1	820000.00	930000.00	3	20110610
101	DALLAS	TX	75214	1	1	821500.00	850000.00	3	20110627
102	SEATTLE	WA	98105	1	1		1200000.00	3	20110822
103	ALLEN	TX	75013	7	1	885000.00	925000.00	3	20110715
104	SUNNYVALE	TX	75182	7	1		845000.00	3	20110519
105	MC LEAN	VA	22101	1	1		2300000.00	3	20110927
106	OXFORD	MD	21654	1	1		3475000.00	3	20110830
107	FRISCO	TX	75034	7	1	853700.00	875000.00	3	20110314
108	PALMETTO BAY	FL	33157	1	1	925000.00	925000.00	3	20110513
109	UNIVERSITY PARK	TX	75205	1	1		945500.00	3	20110801
110	LAKE TAPPS	WA	98391	1	1	850000.00	850000.00	3	20110727
111	LARKSPUR	CA	94939	1	1	850000.00	850000.00	3	20110302
112	HOUSTON	TX	77005	1	1		857500.00	3	20110920
113	OXFORD	MD	21654	7	1		2900000.00	3	20110718
114	EAST QUOGUE	NY	11942	1	2		950000.00	3	20110822
115	GLENVIEW	IL	60025	1	1		1600000.00	3	20110728
116	CARLSBAD	CA	92009	6	1	1200000.00	1200000.00	3	20101101
117	CHICAGO	IL	60614	1	1		1075000.00	3	20110829
118	ASHLAND	OR	97520	1	1		1025000.00	3	20101221
119	DALLAS	TX	75225	1	1	2250000.00	2375000.00	3	20110511
120	HOUSTON	TX	77041	7	1		935000.00	3	20110831
121	PIEDMONT	CA	94611	1	1		2300000.00	3	20101122
122	POWAY	CA	92064	1	1	1180000.00	1350000.00	3	20110630
123	PEPPER PIKE	OH	44124	7	1	875000.00	934000.00	3	20110714
124	FAIRVIEW	TX	75069	7	1	879000.00	885000.00	3	20110518
125	LAKEVILLE	MN	55044	7	1	875000.00	960000.00	3	20111005
126	CAMBRIDGE	MA	02138	3	1	880000.00	925000.00	3	20110726
127	SAN FRANCISCO	CA	94115	1	1		7750000.00	3	20101216
128	DENVER	CO	80206	1	1		1575000.00	3	20110829
129	HINSDALE	IL	60521	1	1	895000.00	895000.00	3	20110624
130	MIAMI BEACH	FL	33139	3	1		1640000.00	3	20110811
131	WOODSIDE	CA	94062	1	1		5300000.00	3	20100622
132	DUXBURY	MA	02332	1	1	907500.00	915000.00	3	20110602
133	NEW YORK	NY	10011	2	1	1450000.00	1450000.00	3	20110901
134	BELLEVUE	WA	98004	1	1	1200000.00	1200000.00	3	20110427
135	OYSTER BAY	NY	11771	1	1	925000.00	925000.00	3	20110415
136	DENVER	CO	80220	1	1		1100000.00	3	20110827
137	FRISCO	TX	75034	7	1	922158.00	925000.00	3	20110624
138	SAN FRANCISCO	CA	94109	3	1		1000000.00	3	20110912
139	Mercer Island	WA	98040	7	1	1055000.00	1100000.00	3	20110714
140	AVON	CT	06001	1	1	1042000.00	1047000.00	3	20110518
141	QUOGUE	NY	11959	1	2		1850000.00	3	20110630
142	LOS ANGELES	CA	90015	4	2	1178000.00	1050000.00	3	20110114
143	SAN FRANCISCO	CA	94115	3	1	2200000.00	2200000.00	3	20110711
144	Medina	WA	98039	1	1		1430000.00	3	20110613
145	CARY	NC	27518	1	1	950000.00	960000.00	3	20110601
146	KINNELON	NJ	07405	7	1		1300000.00	3	20110702
147	DEERFIELD	IL	60015	1	1		950000.00	3	20110810
148	DALLAS	TX	75225	1	1	965000.00	1100000.00	3	20111004
149	SKILLMAN	NJ	08558	1	1	980000.00	985000.00	3	20100617
150	SAN FRANCISCO	CA	94127	1	1		1325000.00	3	20101210
151	LOS ALTOS	CA	94024	1	1		1600000.00	3	20110725
152	WEST HARTFORD	CT	06117	7	1	1299550.00	1300000.00	3	20110328
153	UNIVERSITY PARK	TX	75225	1	1		1600000.00	3	20110826
154	TIBURON	CA	94920	1	1	1310000.00	1310000.00	3	20110914
155	PALM SPRINGS	CA	92264	1	2	1200000.00	1200000.00	3	20110824
156	AUSTIN	TX	78738	1	2	1050000.00	1050000.00	3	20110526
157	ACWORTH	GA	30101	1	1		1250000.00	3	20110712
158	LEXINGTON	MA	02420	1	1		1200000.00	3	20110829
159	DANVILLE	CA	94526	6	1		2300000.00	3	20110726
160	SAN FRANCISCO	CA	94103	1	1	993500.00	995000.00	3	20110713
161	RANCHO PALOS VERDES	CA	90275	1	1	1055000.00	1140000.00	3	20110819
162	MORAGA	CA	94556	1	1	995000.00	1000000.00	3	20110606
163	BOSTON	MA	02115	4	1	1200000.00	1225000.00	3	20110721
164	PASADENA	CA	91106	1	1		1225000.00	3	20111014
165	KENTFIELD	CA	94904	1	1		2350000.00	3	20110429
166	SAN FRANCISCO	CA	94118	1	1	995000.00	995000.00	3	20110722
167	DALLAS	TX	75230	1	1		1200000.00	3	20110609
168	NASHVILLE	TN	37215	1	1	1150000.00	1150000.00	3	20110817
169	LOS ANGELES	CA	90025	1	1	1225000.00	1225000.00	3	20110917
170	SAN FRANCISCO	CA	94117	3	1	1012500.00	1012500.00	3	20110316
171	HOUSTON	TX	77024	7	1		1035000.00	3	20110615
172	Seattle	WA	98112	1	1	1016000.00	1050000.00	3	20110630
173	OAKLAND	CA	94611	1	1	1015000.00	1015000.00	3	20110414
174	WASHINGTON	DC	20007	1	2		1795000.00	3	20110902
175	WESTON	MA	02493	1	1		2300000.00	3	20110623
176	SAINT GEORGE	UT	84770	7	2	1100000.00	1250000.00	3	20110715
177	MAUMELLE	AR	72113	7	1		1200000.00	3	20110808
178	BRANFORD	CT	06405	1	1	1033000.00	1075000.00	3	20110610
179	SOLANA BEACH	CA	92075	1	1		2300000.00	3	20110719
180	HOUSTON	TX	77005	1	1		1180000.00	3	20110810
181	FRANKFORT	MI	49635	1	2		1450000.00	3	20110811
182	NAPERVILLE	IL	60540	1	1	1060000.00	1035000.00	3	20110725
183	CARLISLE	MA	01741	1	1	1037500.00	1040000.00	3	20110525
184	LAGUNA BEACH	CA	92651	1	1		2500000.00	3	20110815
185	ELLICOTT CITY	MD	21042	7	1		1200000.00	3	20110607
186	BATON ROUGE	LA	70810	7	1		1500000.00	3	20110728
187	HOUSTON	TX	77019	7	1		1550000.00	3	20110711
188	SAN FRANCISCO	CA	94118	1	1	1245000.00	1245000.00	3	20110607
189	BELMONT	CA	94002	1	1		1660000.00	3	20110628
190	MAPLE GROVE	MN	55311	1	1		1091000.00	3	20110721
191	Jericho	NY	11753	1	1	1530000.00	1475000.00	3	20110804
192	BOULDER	CO	80304	1	1	1405500.00	1450000.00	3	20110611
193	Palo Alto	CA	94301	3	1		1375000.00	3	20110801
194	PIEDMONT	CA	94610	1	1		1150000.00	3	20110830
195	Edmonds	WA	98026	1	1	1235000.00	1235000.00	3	20110627
196	CORTE MADERA	CA	94925	1	1		1150000.00	3	20110513
197	LADUE	MO	63124	7	1	1080000.00	1080000.00	3	20110228
198	WHITTIER	CA	90605	7	1		1200000.00	3	20110824
199	SAN FRANCISCO	CA	94109	3	1		1575000.00	3	20101012
200	Mill Valley	CA	94941	1	1		2507000.00	3	20110923
201	SUNNYVALE	CA	94087	1	1	1316000.00	1316000.00	3	20110511
202	SAN FRANCISCO	CA	94123	1	1		2650000.00	3	20101204
203	NEWTON	MA	02458	3	1	1105000.00	1105000.00	3	20110826
204	SAN FRANCISCO	CA	94121	1	1		3500000.00	3	20101018
205	DELAFIELD	WI	53029	1	1		1650000.00	3	20110906
206	OLD SAYBROOK	CT	06475	1	1	1275000.00	1600000.00	3	20110624
207	Sands Point	NY	11050	1	1		1750000.00	3	20110929
208	MISSION	TX	78572	7	1		1115000.00	3	20110913
209	WINCHESTER	MA	01890	1	1		1200000.00	3	20110201
210	KURE BEACH	NC	28449	1	2	1200000.00	1247000.00	3	20110517
211	OAK ISLAND	NC	28465	1	2	1550000.00	1594500.00	3	20110714
212	SARATOGA	CA	95070	1	1		2400000.00	3	20110526
213	SAN RAFAEL	CA	94901	1	1		1800000.00	3	20110831
214	WESTFIELD	NJ	07090	1	1	1500500.00	1507000.00	3	20110415
215	HOUSTON	TX	77055	1	1		1150000.00	3	20110715
216	DANVILLE	CA	94506	7	1		1150000.00	3	20110809
217	MILLBRAE	CA	94030	1	1		1150000.00	3	20110523
218	BEVERLY HILLS	CA	90211	1	1		1275000.00	3	20101115
219	San Francisco	CA	94109	3	3		1225000.00	3	20110715
220	RYE	NY	10580	1	1		1310000.00	3	20110822
221	SAN JUAN CAPISTRANO	CA	92675	6	1	1155000.00	1155000.00	3	20110621
222	SAN DIEGO	CA	92130	7	1		1300000.00	3	20110822
223	SAN FRANCISCO	CA	94110	1	1		1160000.00	3	20110504
224	DALLAS	TX	75287	7	1	1240000.00	1250000.00	3	20110713
225	DALLAS	TX	75209	7	1		2290000.00	3	20110719
226	LOS ANGELES	CA	91604	1	1		1750000.00	3	20101117
227	NEW YORK	NY	10024	2	2	4925000.00	4925000.00	3	20101012
228	STANFORD	CA	94305	1	1		1800000.00	3	20110802
229	TIBURON	CA	94920	3	1		1450000.00	3	20110914
230	AVENTURA	FL	33160	4	1	1350000.00	1350000.00	3	20110818
231	Seattle	WA	98103	1	1	1195000.00	1195000.00	3	20110613
232	FRANKLIN	TN	37069	7	1	1195000.00	1200000.00	3	20110512
233	DALLAS	TX	75230	1	1		1850000.00	3	20110514
234	BROOKLYN	NY	11211	4	1	1230000.00	1230000.00	3	20101201
235	DALLAS	TX	75229	1	1		1255000.00	3	20110719
236	LA JOLLA	CA	92037	1	2	1325000.00	1370000.00	3	20101231
237	STINSON BEACH	CA	94970	1	2		1375000.00	3	20110825
238	NEW YORK	NY	10017	4	2		4700000.00	3	20101202
239	NEWTON	MA	02458	1	1		1675000.00	3	20110120
240	PIEDMONT	CA	94611	1	1	1227000.00	1230000.00	3	20110525
241	MENLO PARK	CA	94025	7	1	1225000.00	1250000.00	3	20110603
242	SAN FRANCISCO	CA	94133	4	3		1450000.00	3	20110404
243	SAN FRANCISCO	CA	94118	1	1		1400000.00	3	20100902
244	AUSTIN	TX	78703	1	1	1225000.00	1230000.00	3	20110727
245	LOS GATOS	CA	95032	1	1	1680000.00	1680000.00	3	20110713
246	SAN FRANCISCO	CA	94121	1	1	1500000.00	1500000.00	3	20110426
247	BURLINGAME	CA	94010	1	1	1642500.00	1600000.00	3	20110812
248	Seattle	WA	98105	1	1	1650000.00	1702000.00	3	20110714
249	FORT WORTH	TX	76108	1	1	1245000.00	1280000.00	3	20110513
250	SAN FRANCISCO	CA	94118	1	1		1800000.00	3	20110406
251	CULVER	IN	46511	1	2	1600000.00	1600000.00	3	20110818
252	SAN MARINO	CA	91108	1	1		1395000.00	3	20110822
253	NAPA	CA	94558	1	1		2500000.00	3	20110616
254	LAKE BLUFF	IL	60044	1	1		2500000.00	3	20110812
255	SAN FRANCISCO	CA	94131	1	1	1800000.00	1800000.00	3	20110622
256	NEW YORK	NY	10003	4	1	3340000.00	3340000.00	3	20110420
257	LOWER GWYNEDD	PA	19002	1	1	1650000.00	1650000.00	3	20110720
258	Bellingham	WA	98229	1	1	1250000.00	1250000.00	3	20110614
259	HINSDALE	IL	60521	1	1	1775000.00	1775000.00	3	20110820
260	IRVINE	CA	92603	7	1		1775000.00	3	20110812
261	COTO DE CAZA	CA	92679	7	2	2075000.00	2075000.00	3	20110809
262	IRVINE	CA	92603	7	1	2498800.00	2500000.00	3	20110801
263	HOUSTON	TX	77024	1	1	2820000.00	3000000.00	3	20110930
264	SAN FRANCISCO	CA	94115	12	1		3050000.00	3	20110901
265	TIBURON	CA	94920	1	1		1350000.00	3	20110914
266	BLAINE COUNTY	ID	83333	1	2		1940000.00	3	20110915
267	Fox Island	WA	98333	1	1	1475000.00	1475000.00	3	20110926
268	SAN FRANCISCO	CA	94118	1	1		5300000.00	3	20110121
269	SAN FRANCISCO	CA	94115	3	1		1300000.00	3	20110202
270	MALIBU	CA	90265	1	1	2625000.00	2625000.00	3	20110512
271	NEWPORT COAST	CA	92657	7	1		4000000.00	3	20110726
272	MANHATTAN BEACH	CA	90266	1	1		2000000.00	3	20110813
273	AUSTIN	TX	78731	7	1		1600000.00	3	20110610
274	DENVER	CO	80209	1	1	1350000.00	1340000.00	3	20110424
275	PIEDMONT	CA	94611	1	1		1450000.00	3	20110804
276	SARATOGA	CA	95070	1	1		2390000.00	3	20110502
277	SAN FRANCISCO	CA	94114	1	1		1310000.00	3	20110901
278	SAN DIEGO	CA	92130	1	1		1575000.00	3	20110812
279	SAN FRANCISCO	CA	94117	1	1		1395000.00	3	20110620
280	PIEDMONT	CA	94611	1	1	1325000.00	1310000.00	3	20110721
281	PHILADELPHIA	PA	19118	1	1	1400000.00	1400000.00	3	20110714
282	SAN FRANCISCO	CA	94133	4	3		1480000.00	3	20110914
283	CALABASAS	CA	91302	7	1		1500000.00	3	20110809
284	LOS ANGELES	CA	90024	1	1		2425000.00	3	20101115
285	PARADISE VALLEY	AZ	85253	1	1	1325000.00	1350000.00	3	20110718
286	LAGUNA BEACH	CA	92651	1	2		3500000.00	3	20101210
287	FRISCO	TX	75034	7	1	1420000.00	1425000.00	3	20110714
288	NEW YORK	NY	10011	4	1		1620000.00	3	20110412
289	NANTUCKET	MA	02554	1	2		1785000.00	3	20110502
290	NORTHPORT	NY	11768	1	1		3500000.00	3	20101210
291	SAN FRANCISCO	CA	94131	1	1		2475000.00	3	20110302
292	ORINDA	CA	94563	1	1		1650000.00	3	20110808
293	LOS GATOS	CA	95032	1	1	1340000.00	1340000.00	3	20110819
294	LA CANADA FLINTRIDGE	CA	91011	1	1		1800000.00	3	20110325
295	PARK CITY	UT	84060	3	2		2000000.00	3	20101112
296	EASTON	MD	21601	1	1	1440000.00	1440000.00	3	20110830
297	SAN FRANCISCO	CA	94118	13	1		1750000.00	3	20110801
298	DALLAS	TX	75230	1	1		2000000.00	3	20110627
299	LITTLETON	CO	80127	7	1	1620000.00	1650000.00	3	20110510
300	SAN DIEGO	CA	92107	1	1		1780000.00	3	20110728
301	LAFAYETTE	CA	94549	1	1		2100000.00	3	20110819
302	NEWPORT BEACH	CA	92662	1	1		1915000.00	3	20110907
303	SAN FRANCISCO	CA	94115	1	1		12000000.00	3	20101029
304	LAGUNA BEACH	CA	92651	1	1		2540000.00	3	20110423
305	SAN FRANCISCO	CA	94118	1	2	1600000.00	1600000.00	3	20110624
306	MIAMI	FL	33156	1	1		1750000.00	3	20110719
307	PLEASANTON	CA	94566	6	1	1460000.00	1460000.00	3	20110426
308	SAN FRANCISCO	CA	94115	1	1	1800000.00	1800000.00	3	20110530
309	PEBBLE BEACH	CA	93953	1	1		2050000.00	3	20110902
310	VAIL	CO	81657	1	1	1683000.00	1880000.00	3	20110210
311	Breckenridge	CO	80424	1	2	1650000.00	1650000.00	3	20111001
312	LOS ANGELES	CA	90077	3	1		1450000.00	3	20110622
313	CALABASAS AREA	CA	91302	1	1	1660000.00	1660000.00	3	20110325
314	UNIVERSITY PARK	TX	75225	1	1	1470000.00	1500000.00	3	20110922
315	TARZANA	CA	91356	1	1		1575000.00	3	20110303
316	WOODSIDE	CA	94062	1	1	1602500.00	1605000.00	3	20110831
317	LOS ALTOS	CA	94022	1	1		2250000.00	3	20101213
318	SAN RAFAEL	CA	94901	1	1	1700000.00	1700000.00	3	20110825
319	SAN FRANCISCO	CA	94123	13	1	3410000.00	3410000.00	3	20100824
320	HIGHLAND PARK	TX	75205	1	1		1580000.00	3	20110629
321	DENVER	CO	80209	1	1	1550000.00	1550000.00	3	20110822
322	HILLSBOROUGH	CA	94010	1	1	1825000.00	1825000.00	3	20110311
323	SAN FRANCISCO	CA	94115	13	1		2900000.00	3	20110927
324	SAN FRANCISCO	CA	94133	2	1		1750000.00	3	20100812
325	Spring Lake	NJ	07762	1	2		2000000.00	3	20111030
326	MANHATTAN BEACH	CA	90266	1	1	1701000.00	1825000.00	3	20110801
327	DARIEN	CT	06820	1	1	1710000.00	1730000.00	3	20110701
328	SAN FRANCISCO	CA	94117	1	1		1950000.00	3	20110629
329	WOODSIDE	CA	94062	1	1	1700000.00	1750000.00	3	20110907
330	LOS ANGELES	CA	90210	6	2	1865000.00	1865000.00	3	20110706
331	SAN FRANCISCO	CA	94118	13	1		1750000.00	3	20110513
332	SAUSALITO	CA	94965	15	1		2000000.00	3	20110923
333	PLEASANTON	CA	94566	6	1	1800000.00	1800000.00	3	20110613
334	NEWPORT BEACH	CA	92660	6	1	3900000.00	4300000.00	3	20101115
335	HOLLADAY	UT	84121	1	1		3050000.00	3	20101215
336	TIBURON	CA	94920	1	1		2700000.00	3	20101213
337	SAINT CHARLES	IL	60175	1	1		2350000.00	3	20110706
338	BEDFORD CORNERS	NY	10549	1	3		2000000.00	3	20110201
339	SAN FRANCISCO	CA	94123	1	1	3825000.00	3825000.00	3	20110522
340	HINSDALE	IL	60521	1	1		2000000.00	3	20110902
341	RANCHO SANTA FE	CA	92067	6	1	2100000.00	2200000.00	3	20110830
342	SANTA MONICA	CA	90402	1	1		2500000.00	3	20110328
343	SAN FRANCISCO	CA	94114	1	1		2800000.00	3	20101222
344	NEW YORK	NY	10013	4	1		4300000.00	3	20110105
345	NANTUCKET	MA	02554	1	2	2400000.00	2600000.00	3	20101217
346	MENLO PARK	CA	94025	6	1		2550000.00	3	20110826
347	SAN FRANCISCO	CA	94131	1	1		2100000.00	3	20100811
348	WATER MILL	NY	11976	1	1	2100000.00	2100000.00	3	20110523
349	HOLLADAY	UT	84121	1	1		3350000.00	3	20101119
350	SAN FRANCISCO	CA	94123	1	1		5500000.00	3	20110531
351	NEW YORK	NY	10075	4	1		3000000.00	3	20101026
352	TIBURON	CA	94920	1	1	2150000.00	2250000.00	3	20110818
353	IRVINE	CA	92603	6	1	3100000.00	3100000.00	3	20110418
354	SAN FRANCISCO	CA	94127	1	1	3265000.00	3265000.00	3	20110620
355	SAN FRANCISCO	CA	94121	1	1	3275000.00	3275000.00	3	20100820
356	DALLAS	TX	75225	1	1		2425000.00	3	20110719
357	LOS ANGELES(BEVERLY HILL)	CA	90210	1	1	2425000.00	2425000.00	3	20110323
358	BOSTON	MA	02116	1	1		3125000.00	3	20110815
359	NEWPORT BEACH	CA	92663	6	3		5150000.00	3	20101116
360	SAG HARBOR	NY	11963	1	1		2900000.00	3	20101115
361	HONOLULU	HI	96816	1	1	2600000.00	2600000.00	3	20110812
362	LOS ANGELES	CA	91356	1	1		3250000.00	3	20110512
363	MANHATTAN BEACH	CA	90266	1	1		5000000.00	3	20110824
364	NEW YORK	NY	10024	2	1		5000000.00	3	20101122
365	NEWPORT COAST	CA	92657	7	1		3400000.00	3	20110107
366	NEW YORK	NY	10023	4	1	2750000.00	2750000.00	3	20110708
367	NEW YORK	NY	10282	4	1		3250000.00	3	20110914
368	OLD WESTBURY	NY	11568	1	1		3550000.00	3	20110418
369	WATER MILL	NY	11976	1	2	3300000.00	3300000.00	3	20091006
370	SAN FRANCISCO	CA	94123	1	1	4775000.00	4775000.00	3	20101021
371	NORTHFIELD	IL	60093	1	1		3000000.00	3	20110802
372	ELK GROVE VILLAGE	IL	60007	7	1		640000.00	3	20110813
373	Hinsdale	IL	60521	1	1		925000.00	3	20110820
374	LOS ANGELES	CA	90049	1	1		7200000.00	3	20110802
375	SAN FRANCISCO	CA	94114	3	1		1900000.00	3	20110805
376	ANGWIN	CA	94508	1	1		1275000.00	3	20110812
377	EMERALD HILLS	CA	94062	1	1		1300000.00	3	20110831
378	SAN FRANCISCO	CA	94131	1	1	1460000.00	1460000.00	3	20110822
379	REDWOOD CITY	CA	94061	1	1		1050000.00	3	20110831
380	SAN FRANCISCO	CA	94131	1	1		1825000.00	3	20110926
381	ZEPHYR COVE	NV	89448	6	2	912500.00	1014000.00	3	20110926
382	BROOKLYN	NY	11201	1	1		1600000.00	3	20111003
383	AUSTIN	TX	78703	1	1		1060000.00	3	20111012
384	WRIGHTSVILLE BEACH	NC	28480	1	2	1180000.00	1220000.00	3	20110816
385	PLYMOUTH	MN	55447	7	1		2635000.00	3	20110728
386	NEW YORK	NY	10013	4	1	4060000.00	4200000.00	3	20110624
387	PALO ALTO	CA	94301	1	1		3350000.00	3	20110705
388	SAN JOSE	CA	95120	1	1	1950000.00	1950000.00	3	20110523
389	TOPANGA	CA	90290	1	1	894500.00	899000.00	3	20110606
390	NEW YORK	NY	10075	2	1		8900000.00	3	20110628
391	WELLESLEY	MA	02482	1	1	1209000.00	1209000.00	3	20110707
392	NEW YORK	NY	10065	1	1	4860000.00	4900000.00	3	20110713
393	PALOS VERDES ESTATES	CA	90274	1	1		2575000.00	3	20110805
394	BELVEDERE	CA	94920	1	1		2300000.00	3	20110719
395	SAN FRANCISCO	CA	94122	1	1	1300000.00	1300000.00	3	20110715
396	CALABASAS	CA	91302	6	1		1900000.00	3	20110728
397	HILLSBOROUGH	CA	94010	1	1	2300000.00	2325000.00	3	20110801
398	SAN JOSE	CA	95125	1	1		1100000.00	3	20110810
399	SAN FRANCISCO	CA	94118	1	1	2400000.00	2400000.00	3	20110808
400	NAPA	CA	94558	1	2	858000.00	860000.00	3	20110812
401	HILLSBOROUGH	CA	94010	1	1		3900000.00	3	20110914
402	MILL VALLEY	CA	94941	1	1		2400000.00	3	20110818
403	MENLO PARK	CA	94025	1	1		1500000.00	3	20110831
404	BERKELEY	CA	94705	1	1		2725000.00	3	20110830
405	Missoula	MT	59803	1	1		1050000.00	3	20110829
406	Spokane	WA	99224	1	1		800000.00	3	20110825
407	MONTAGUE	MI	49437	1	2	825000.00	830000.00	3	20110823
408	LOS ANGELES	CA	90210	1	1		1900000.00	3	20110821
409	HOUSTON	TX	77024	1	1		1300000.00	3	20110802
410	KILLINGWORTH	CT	06419	1	1		1500000.00	3	20110717
411	HORSESHOE BAY	TX	78657	7	1		2350000.00	3	20110927
412	FORT LAUDERDALE	FL	33301	1	1	725000.00	760000.00	3	20110930
413	IRVINE	CA	92620	7	1	1030000.00	1065000.00	3	20111020
414	Dana Point	CA	92629	7	1		1950000.00	3	20110919
415	WINDERMERE	FL	34786	7	1	1340000.00	1650000.00	3	20110914
416	MENDHAM	NJ	07945	1	1	1290000.00	1290000.00	3	20110715
417	LOS ALTOS HILLS	CA	94022	1	1		2300000.00	3	20110330
418	CARMEL	CA	93921	1	2		2120000.00	3	20110711
419	WEST DES MOINES	IA	50265	1	1		725000.00	3	20110727
420	ARNOLD	MD	21012	1	1	1000000.00	1000000.00	3	20110822
421	ENCINO	CA	91316	1	1		1300000.00	3	20110819
422	RANCHO SANTA FE	CA	92067	7	1	1850000.00	1850000.00	3	20110915
423	ANNAPOLIS	MD	21401	1	1		900000.00	3	20110919
424	COTO DE CAZA	CA	92679	7	1	1450000.00	1450000.00	3	20110914
425	SAN FRANCISCO	CA	94110	3	1	1175000.00	1185000.00	3	20111006
426	Magnolia	TX	77355	7	1		1100000.00	3	20111007
427	DENVER	CO	80209	1	1		1025000.00	3	20110909
428	NEW YORK	NY	10025	2	1		1850000.00	3	20110915
429	NEWPORT BEACH	CA	92625	6	1		2340000.00	3	20110520
430	HILLSBOROUGH	CA	94010	1	1		2550000.00	3	20110601
431	RYE	NY	10580	1	1	1633000.00	1633000.00	3	20110609
432	SAN DIEGO	CA	92110	1	1		1170000.00	3	20110530
433	BROOKLINE	MA	02445	1	1		1575000.00	3	20110617
434	SOUTHAMPTON	NY	11968	1	2		2850000.00	3	20110627
435	PORTOLA VALLEY	CA	94028	1	1		2400000.00	3	20110711
436	NEW YORK	NY	10128	2	1		4500000.00	3	20110808
437	SAN FRANCISCO	CA	94121	1	1		2525000.00	3	20110717
438	MILL VALLEY	CA	94941	1	1	1200000.00	1200000.00	3	20110713
439	SAN DIEGO AREA OF LA JOLL	CA	92037	1	1		1450000.00	3	20110826
440	NEW YORK	NY	10011	2	1	925000.00	875000.00	3	20110825
441	TARZANA	CA	91356	1	1		1550000.00	3	20110801
442	NEW YORK	NY	10026	4	1		2775000.00	3	20110805
443	PALO ALTO	CA	94301	1	1		2200000.00	3	20110812
444	SAN FRANCISCO	CA	94118	1	1		3400000.00	3	20110830
445	LOS ANGELES	CA	90049	1	1		2175000.00	3	20110825
446	ENCINO	CA	91316	1	1		1300000.00	3	20110829

	131	132	133	134	135	136	137	138	139	140
KEY	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.523077	0.523077	0	0	0
2						0.800000	0.800000	0	0	0
3						0.674242	0.674242	0	0	0
4						0.750000	0.750000	0	0	0
5						0.462460	0.462460	0	0	0
6						0.800000	0.800000	0	0	0
7						0.650000	0.650000	0	0	0
8						0.800000	0.800000	0	0	0
9						0.745973	0.745973	0	0	0
10						0.741667	0.741667	0	0	0
11						0.650000	0.650000	0	0	0
12						0.332143	0.332143	0	0	0
13						0.544643	0.544643	0	0	0
14						0.800000	0.800000	0	0	0
15						0.750000	0.527778	0	0	0
16						0.612903	0.612903	0	0	0
17						0.477000	0.477000	0	0	0
18						0.800000	0.800000	0	0	0
19						0.587879	0.587879	0	0	0
20						0.359148	0.359148	0	0	0
21						0.700000	0.700000	0	0	0
22						0.685315	0.685315	0	0	0
23						0.575374	0.575374	0	0	0
24						0.642484	0.642484	0	0	0
25						0.584884	0.584884	0	0	0
26						0.800000	0.800000	0	0	0
27						0.800000	0.800000	0	0	0
28						0.549451	0.549451	0	0	0
29						0.356548	0.166071	0	0	0
30						0.699862	0.699862	0	0	0
31						0.800000	0.800000	0	0	0
32						0.800000	0.800000	0	0	0
33						0.800000	0.800000	0	0	0
34						0.728571	0.728571	0	0	0
35						0.800000	0.800000	0	0	0
36						0.558919	0.558919	0	0	0
37						0.750000	0.750000	0	0	0
38						0.800000	0.800000	0	0	0
39						0.800000	0.800000	0	0	0
40						0.650000	0.550000	0	0	0
41						0.650000	0.650000	0	0	0
42						0.700000	0.700000	0	0	0
43						0.800000	0.800000	0	0	0
44						0.683750	0.683750	0	0	0
45						0.799766	0.799766	0	0	0
46						0.800000	0.800000	0	0	0
47						0.799985	0.799985	0	0	0
48						0.666667	0.666667	0	0	0
49						0.730000	0.730000	0	0	0
50						0.584211	0.584211	0	0	0
51						0.800000	0.800000	0	0	0
52						0.722581	0.722581	0	0	0
53						0.460905	0.460905	0	0	0
54						0.797430	0.797430	0	0	0
55						0.530000	0.155000	0	0	0
56						0.484769	0.484769	0	0	0
57						0.453846	0.453846	0	0	0
58						0.637936	0.637936	0	0	0
59						0.423704	0.423704	0	0	0
60						0.671362	0.671362	0	0	0
61						0.483151	0.483151	0	0	0
62						0.650000	0.650000	0	0	0
63						0.575500	0.575500	0	0	0
64						0.799994	0.799994	0	0	0
65						0.436090	0.436090	0	0	0
66						0.610526	0.610526	0	0	0
67						0.800000	0.800000	0	0	0
68						0.694935	0.694935	0	0	0
69						0.600000	0.600000	0	0	0
70						0.700000	0.700000	0	0	0
71						0.552336	0.552336	0	0	0
72						0.504334	0.191834	0	0	0
73						0.689655	0.689655	0	0	0
74						0.800000	0.800000	0	0	0
75						0.500000	0.500000	0	0	0
76						0.800000	0.800000	0	0	0
77						0.583333	0.500000	0	0	0
78						0.800000	0.800000	0	0	0
79						0.800000	0.800000	0	0	0
80						0.750000	0.750000	0	0	0
81						0.800000	0.800000	0	0	0
82						0.799935	0.799935	0	0	0
83						0.700000	0.700000	0	0	0
84						0.635417	0.635417	0	0	0
85						0.800000	0.800000	0	0	0
86						0.678577	0.678577	0	0	0
87						0.635572	0.635572	0	0	0
88						0.750000	0.750000	0	0	0
89						0.780800	0.780800	0	0	0
90						0.749970	0.749970	0	0	0
91						0.800000	0.800000	0	0	0
92						0.673118	0.673118	0	0	0
93						0.698000	0.628000	0	0	0
94						0.670526	0.670526	0	0	0
95						0.799806	0.799806	0	0	0
96						0.676500	0.676500	0	0	0
97						0.765607	0.765607	0	0	0
98						0.628019	0.628019	0	0	0
99						0.749999	0.749999	0	0	0
100						0.800000	0.800000	0	0	0
101						0.800000	0.800000	0	0	0
102						0.550000	0.550000	0	0	0
103						0.750000	0.750000	0	0	0
104						0.789349	0.789349	0	0	0
105						0.290435	0.290435	0	0	0
106						0.194820	0.194820	0	0	0
107						0.799988	0.799988	0	0	0
108						0.735135	0.735135	0	0	0
109						0.719196	0.719196	0	0	0
110						0.800000	0.800000	0	0	0
111						0.800000	0.800000	0	0	0
112						0.794869	0.794869	0	0	0
113						0.237931	0.237931	0	0	0
114						0.721053	0.721053	0	0	0
115						0.710656	0.429406	0	0	0
116						0.750000	0.581250	0	0	0
117						0.641860	0.641860	0	0	0
118						0.700000	0.700000	0	0	0
119						0.311111	0.311111	0	0	0
120						0.748663	0.748663	0	0	0
121						0.317283	0.317283	0	0	0
122						0.593220	0.593220	0	0	0
123						0.800000	0.800000	0	0	0
124						0.800000	0.800000	0	0	0
125						0.800000	0.800000	0	0	0
126						0.800000	0.800000	0	0	0
127						0.223194	0.094161	0	0	0
128						0.449295	0.449295	0	0	0
129						0.800000	0.800000	0	0	0
130						0.437195	0.437195	0	0	0
131						0.233915	0.137689	0	0	0
132						0.800000	0.800000	0	0	0
133						0.500000	0.500000	0	0	0
134						0.608333	0.608333	0	0	0
135						0.787027	0.787027	0	0	0
136						0.666364	0.666364	0	0	0
137						0.800000	0.800000	0	0	0
138						0.734000	0.734000	0	0	0
139						0.700000	0.700000	0	0	0
140						0.712092	0.712092	0	0	0
141						0.400000	0.400000	0	0	0
142						0.728571	0.728571	0	0	0
143						0.340909	0.340909	0	0	0
144						0.524476	0.524476	0	0	0
145						0.800000	0.800000	0	0	0
146						0.584615	0.584615	0	0	0
147						0.800000	0.800000	0	0	0
148						0.790000	0.790000	0	0	0
149						0.800000	0.800000	0	0	0
150						0.739623	0.603774	0	0	0
151						0.481250	0.481250	0	0	0
152						0.600000	0.600000	0	0	0
153						0.676109	0.487500	0	0	0
154						0.687023	0.595420	0	0	0
155						0.650000	0.650000	0	0	0
156						0.750000	0.750000	0	0	0
157						0.628000	0.628000	0	0	0
158						0.750000	0.654167	0	0	0
159						0.343478	0.343478	0	0	0
160						0.800000	0.800000	0	0	0
161						0.750000	0.750000	0	0	0
162						0.800000	0.800000	0	0	0
163						0.666667	0.666667	0	0	0
164						0.648980	0.648980	0	0	0
165						0.340426	0.340426	0	0	0
166						0.800000	0.800000	0	0	0
167						0.666667	0.666667	0	0	0
168						0.695652	0.695652	0	0	0
169						0.693878	0.653061	0	0	0
170						0.800000	0.800000	0	0	0
171						0.786473	0.786473	0	0	0
172						0.800000	0.800000	0	0	0
173						0.800000	0.800000	0	0	0
174						0.453175	0.453175	0	0	0
175						0.620435	0.355217	0	0	0
176						0.750000	0.750000	0	0	0
177						0.685000	0.685000	0	0	0
178						0.799613	0.799613	0	0	0
179						0.358261	0.358261	0	0	0
180						0.700000	0.700000	0	0	0
181						0.568966	0.568966	0	0	0
182						0.800000	0.800000	0	0	0
183						0.800000	0.800000	0	0	0
184						0.331400	0.331400	0	0	0
185						0.699167	0.699167	0	0	0
186						0.559733	0.559733	0	0	0
187						0.543161	0.543161	0	0	0
188						0.682731	0.682731	0	0	0
189						0.632530	0.512048	0	0	0
190						0.779102	0.779102	0	0	0
191						0.576271	0.576271	0	0	0
192						0.608324	0.608324	0	0	0
193						0.625455	0.625455	0	0	0
194						0.750000	0.750000	0	0	0
195						0.700000	0.700000	0	0	0
196						0.749565	0.749565	0	0	0
197						0.800000	0.800000	0	0	0
198						0.725000	0.725000	0	0	0
199						0.555556	0.555556	0	0	0
200						0.349023	0.349023	0	0	0
201						0.664894	0.664894	0	0	0
202						0.721509	0.344151	0	0	0
203						0.800000	0.800000	0	0	0
204						0.252571	0.252571	0	0	0
205						0.719394	0.537576	0	0	0
206						0.700000	0.700000	0	0	0
207						0.509714	0.509714	0	0	0
208						0.800000	0.800000	0	0	0
209						0.800000	0.750000	0	0	0
210						0.750000	0.750000	0	0	0
211						0.580645	0.580645	0	0	0
212						0.479239	0.375073	0	0	0
213						0.500000	0.500000	0	0	0
214						0.599800	0.599800	0	0	0
215						0.800000	0.800000	0	0	0
216						0.800000	0.800000	0	0	0
217						0.800000	0.800000	0	0	0
218						0.750000	0.750000	0	0	0
219						0.750000	0.750000	0	0	0
220						0.800000	0.701527	0	0	0
221						0.800000	0.800000	0	0	0
222						0.710000	0.710000	0	0	0
223						0.800000	0.800000	0	0	0
224						0.750000	0.750000	0	0	0
225						0.406026	0.406026	0	0	0
226						0.702857	0.562857	0	0	0
227						0.203046	0.203046	0	0	0
228						0.697561	0.522222	0	0	0
229						0.650000	0.650000	0	0	0
230						0.700000	0.700000	0	0	0
231						0.800000	0.800000	0	0	0
232						0.800000	0.800000	0	0	0
233						0.516757	0.516757	0	0	0
234						0.800000	0.800000	0	0	0
235						0.764143	0.764143	0	0	0
236						0.750000	0.750000	0	0	0
237						0.701818	0.701818	0	0	0
238						0.212766	0.212766	0	0	0
239						0.597015	0.597015	0	0	0
240						0.800000	0.800000	0	0	0
241						0.800000	0.800000	0	0	0
242						0.681034	0.681034	0	0	0
243						0.700000	0.700000	0	0	0
244						0.800000	0.800000	0	0	0
245						0.583333	0.583333	0	0	0
246						0.666667	0.666667	0	0	0
247						0.772188	0.615938	0	0	0
248						0.600000	0.600000	0	0	0
249						0.800000	0.800000	0	0	0
250						0.555556	0.555556	0	0	0
251						0.624938	0.624938	0	0	0
252						0.711111	0.711111	0	0	0
253						0.600000	0.400000	0	0	0
254						0.560000	0.400000	0	0	0
255						0.750000	0.555556	0	0	0
256						0.299401	0.299401	0	0	0
257						0.606061	0.606061	0	0	0
258						0.800000	0.800000	0	0	0
259						0.563380	0.563380	0	0	0
260						0.563380	0.563380	0	0	0
261						0.481928	0.481928	0	0	0
262						0.400192	0.400192	0	0	0
263						0.354574	0.354574	0	0	0
264						0.327869	0.327869	0	0	0
265						0.740741	0.740741	0	0	0
266						0.515464	0.515464	0	0	0
267						0.677966	0.677966	0	0	0
268						0.566038	0.188679	0	0	0
269						0.769231	0.769231	0	0	0
270						0.571429	0.380952	0	0	0
271						0.250000	0.250000	0	0	0
272						0.500000	0.500000	0	0	0
273						0.638938	0.638938	0	0	0
274						0.750000	0.750000	0	0	0
275						0.786207	0.700000	0	0	0
276						0.433622	0.433622	0	0	0
277						0.790076	0.790076	0	0	0
278						0.658476	0.658476	0	0	0
279						0.750000	0.750000	0	0	0
280						0.800000	0.800000	0	0	0
281						0.750000	0.750000	0	0	0
282						0.709459	0.709459	0	0	0
283						0.700000	0.700000	0	0	0
284						0.515464	0.453608	0	0	0
285						0.800000	0.800000	0	0	0
286						0.314286	0.314286	0	0	0
287						0.750000	0.750000	0	0	0
288						0.660494	0.660494	0	0	0
289						0.600000	0.600000	0	0	0
290						0.314286	0.314286	0	0	0
291						0.686869	0.444444	0	0	0
292						0.700000	0.650000	0	0	0
293						0.800000	0.800000	0	0	0
294						0.611111	0.611111	0	0	0
295						0.640000	0.640000	0	0	0
296						0.750000	0.750000	0	0	0
297						0.745600	0.628571	0	0	0
298						0.550000	0.550000	0	0	0
299						0.679012	0.679012	0	0	0
300						0.617978	0.617978	0	0	0
301						0.750000	0.523810	0	0	0
302						0.574413	0.574413	0	0	0
303						0.175000	0.091667	0	0	0
304						0.555709	0.437598	0	0	0
305						0.700000	0.700000	0	0	0
306						0.645714	0.645714	0	0	0
307						0.779452	0.779452	0	0	0
308						0.750000	0.750000	0	0	0
309						0.559512	0.559512	0	0	0
310						0.700000	0.700000	0	0	0
311						0.700000	0.700000	0	0	0
312						0.800000	0.800000	0	0	0
313						0.700000	0.700000	0	0	0
314						0.800000	0.800000	0	0	0
315						0.750000	0.750000	0	0	0
316						0.800000	0.737598	0	0	0
317						0.722222	0.544444	0	0	0
318						0.700000	0.700000	0	0	0
319						0.586510	0.351906	0	0	0
320						0.772658	0.772658	0	0	0
321						0.800000	0.800000	0	0	0
322						0.800000	0.700000	0	0	0
323						0.551724	0.431034	0	0	0
324						0.725714	0.725714	0	0	0
325						0.635851	0.635851	0	0	0
326						0.750000	0.750000	0	0	0
327						0.750000	0.750000	0	0	0
328						0.692308	0.692308	0	0	0
329						0.800000	0.800000	0	0	0
330						0.750000	0.750000	0	0	0
331						0.800000	0.800000	0	0	0
332						0.700000	0.700000	0	0	0
333						0.800000	0.800000	0	0	0
334						0.512821	0.384615	0	0	0
335						0.491803	0.491803	0	0	0
336						0.555556	0.555556	0	0	0
337						0.620426	0.620426	0	0	0
338						0.750000	0.750000	0	0	0
339						0.392157	0.392157	0	0	0
340						0.750000	0.750000	0	0	0
341						0.714286	0.714286	0	0	0
342						0.600000	0.600000	0	0	0
343						0.557143	0.557143	0	0	0
344						0.387209	0.387209	0	0	0
345						0.700000	0.700000	0	0	0
346						0.636863	0.636863	0	0	0
347						0.785714	0.785714	0	0	0
348						0.800000	0.800000	0	0	0
349						0.526866	0.526866	0	0	0
350						0.354545	0.318182	0	0	0
351						0.566667	0.566667	0	0	0
352						0.800000	0.800000	0	0	0
353						0.733871	0.572581	0	0	0
354						0.540582	0.540582	0	0	0
355						0.750000	0.549618	0	0	0
356						0.750000	0.750000	0	0	0
357						0.750000	0.750000	0	0	0
358						0.594647	0.594647	0	0	0
359						0.383495	0.383495	0	0	0
360						0.689655	0.689655	0	0	0
361						0.750000	0.750000	0	0	0
362						0.600000	0.600000	0	0	0
363						0.500000	0.400000	0	0	0
364						0.500000	0.400000	0	0	0
365						0.588235	0.588235	0	0	0
366						0.750000	0.750000	0	0	0
367						0.634769	0.634769	0	0	0
368						0.600000	0.600000	0	0	0
369	5675000	5	20110310			0.650000	0.650000	0	0	0
370						0.628272	0.628272	0	0	0
371						0.273333	0.273333	0	0	0
372						0.792188	0.792188	0	0	0
373						0.567568	0.567568	0	0	0
374						0.277778	0.208333	0	0	0
375						0.726842	0.726842	0	0	0
376						0.736471	0.736471	0	0	0
377						0.615385	0.615385	0	0	0
378						0.678082	0.678082	0	0	0
379						0.707619	0.707619	0	0	0
380						0.640655	0.640655	0	0	0
381						0.750000	0.750000	0	0	0
382						0.552098	0.489598	0	0	0
383						0.549009	0.549009	0	0	0
384						0.700000	0.700000	0	0	0
385						0.700000	0.700000	0	0	0
386						0.700000	0.675369	0	0	0
387						0.501493	0.501493	0	0	0
388						0.800000	0.800000	0	0	0
389						0.800000	0.800000	0	0	0
390						0.117978	0.117978	0	0	0
391						0.800000	0.800000	0	0	0
392						0.616255	0.616255	0	0	0
393						0.679612	0.640777	0	0	0
394						0.571739	0.571739	0	0	0
395						0.480769	0.480769	0	0	0
396						0.578947	0.578947	0	0	0
397						0.800000	0.800000	0	0	0
398						0.800000	0.800000	0	0	0
399						0.458333	0.458333	0	0	0
400						0.750000	0.750000	0	0	0
401						0.650000	0.525641	0	0	0
402						0.291667	0.291667	0	0	0
403						0.666000	0.666000	0	0	0
404						0.513761	0.477064	0	0	0
405						0.761905	0.761905	0	0	0
406						0.800000	0.800000	0	0	0
407						0.606061	0.606061	0	0	0
408						0.717895	0.586316	0	0	0
409						0.516154	0.516154	0	0	0
410						0.576000	0.576000	0	0	0
411						0.590851	0.590851	0	0	0
412						0.800000	0.800000	0	0	0
413						0.740777	0.740777	0	0	0
414						0.661538	0.661538	0	0	0
415						0.700000	0.700000	0	0	0
416						0.800000	0.800000	0	0	0
417						0.649565	0.649565	0	0	0
418						0.424528	0.424528	0	0	0
419						0.641273	0.641273	0	0	0
420						0.800000	0.800000	0	0	0
421						0.617180	0.617180	0	0	0
422						0.700000	0.700000	0	0	0
423						0.790354	0.790354	0	0	0
424						0.750000	0.750000	0	0	0
425						0.787234	0.787234	0	0	0
426						0.689091	0.689091	0	0	0
427						0.757054	0.757054	0	0	0
428						0.485102	0.485102	0	0	0
429						0.700000	0.700000	0	0	0
430						0.617647	0.431373	0	0	0
431						0.734844	0.734844	0	0	0
432						0.625641	0.540171	0	0	0
433						0.698413	0.698413	0	0	0
434						0.500000	0.500000	0	0	0
435						0.562500	0.458333	0	0	0
436						0.214667	0.214667	0	0	0
437						0.574257	0.475248	0	0	0
438						0.800000	0.800000	0	0	0
439						0.666207	0.666207	0	0	0
440						0.800000	0.800000	0	0	0
441						0.451613	0.451613	0	0	0
442						0.639640	0.639640	0	0	0
443						0.750000	0.750000	0	0	0
444						0.607353	0.441176	0	0	0
445						0.551724	0.551724	0	0	0
446						0.678846	0.563462	0	0	0

	141	142	143	144	145	146	147	148	149	150
KEY	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68							20110913	0	0	0.047500
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134							20111214	0	0	0.045000
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219							20111004	0	0	0.036500
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242							20111004	0	0	0.042000
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301							20111208	0	0	0.046000
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446

	151	152	153	154	155	156	157	158
KEY	Pre- Modification P&I Payment	Pre- Modification Initial Interest Rate Change Downward Cap	Pre- Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre- Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68	3077.72				0	0	0	1
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134	3698.81	0.05	0	20210601	0	0	0	1
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219	2794.53	0.05	0	20180801	120	0	0	1
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242	4829.05	0.05	0	20180501	0	0	0	1
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301	5639.09				0	0	0	1
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446

	159	160	161	162	163	164	165
KEY	Cash To/ From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)
1		20			20410801	25,000.00	9,583.00
2		6.1			20410601	17,850.00
3		45	33		20410901	18,750.00
4		6	10		20410101	10,417.00
5		32	22		20260101	21,667.00
6		11			20410801	16,250.00
7		0	27		20261101
8		14	10		20410801	18,662.00	0.00
9		5			20410701	10,417.00
10		20			20411101	10,833.00
11		8			20410501	32,348.00
12		38	5		20260401	9,621.00
13		85			20410801	10,081.00
14		25			20410501	15,834.00
15		13		200000	20410901	22,208.00	8,333.00
16		35			20411001	29,975.00
17		13	9		20260901	28,976.00
18		35			20411001	19,250.00
19		29	18		20261001	6,461.00
20		20	24		20410901	14,862.00
21		12	11		20411001	6,390.00
22		6			20260901	14,008.00
23		12			20260501
24		7.1			20410801	14,875.00
25		20	16		20410901	4,204.00
26		26.5			20410901	10,000.00	8,326.00
27		25			20410901	14,583.00
28		31		0	20411001	19,900.25	0.00
29		17		800000	20260101
30		20			20410701	16,667.00
31		16.5			20410801	15,000.00
32		15			20410901	16,667.00
33		6		0	20411101	16,250.00	2,000.00
34		19	3		20411001	15,166.00
35		2			20410801	12,500.00
36		26			20410901	19,838.00
37		5			20410901	0.00
38		18	15		20260901	9,583.00
39		9			20411001	14,024.00
40		20		100000	20260101
41		13.7			20260901
42		12			20410901	10,486.00
43		3	5		20410501	11,112.00
44		8	15		20410901	19,471.00	0.00
45		16			20411001	23,852.00
46		7			20411001	51,074.00
47		16	7		20410801	9,564.00
48		2.1	18		20410801
49		29			20260201	38,958.00
50		21			20260901	25,368.00
51		5.5			20410901	17,358.00
52		19			20410501	31,834.00
53		34			20411001	58,142.00
54		21			20261001	18,563.00	2,818.00
55		29	25	1500000	20260201
56		13			20410601	14,522.00	6,483.00
57		18	18		20260601
58		3			20410101	15,000.00
59		19	19		20261001	20,454.00
60		20	13		20410701	14,583.00
61		10			20260901	2,125.00
62		36.5			20410801	17,675.00	3,507.00
63		16	25		20261001	10,751.00
64		9.05	12		20410801	11,800.00
65		30			20410601
66		30	5	0	20411001	28,545.84	0.00
67		9.1			20410901	14,250.00
68		20			20410901	17,500.00
69		29.95			20410901	18,584.00
70		24			20260401	19,909.00
71		23		0	20411001	18,335.20	0.00
72		30	30	1000000	20260201	57,740.00	10,691.00
73		21			20410701	22,216.00
74		6	12		20410901	23,000.00
75		10			20410901
76		12.73			20411001	22,877.00
77		29		100000	20410601
78		9			20410701	22,500.00
79		8	3		20410801	13,000.00
80		20		0	20411001	25,000.02	0.00
81		11.7			20410601	32,110.00
82		18			20410901	17,657.00
83		7.7			20411001	27,083.00
84		15			20410901	17,500.00
85		30	30		20411001
86		13			20260101	8,333.00
87		23			20410801	20,083.00
88		9			20410301	43,799.00
89		23			20410701	20,585.00
90		24.4			20411101	15,417.00	1,542.00
91		20	6		20410901	14,584.00
92		5			20410901	15,000.00	9,571.00
93		22	2	70000	20261101	43,750.00
94		12	7		20401201	15,833.00
95		6			20260601	18,750.00	17,206.00
96		21	3		20260101	23,750.00	39,655.00
97		3			20410801	21,476.00
98		10			20410901	16,311.00	4,876.00
99		20			20410901	18,607.00
100		11	5		20410701
101		23.2			20410801	18,833.00	24,260.00
102		18		0	20411001	16,157.08	0.00
103		14			20410801	14,908.00	5,022.00
104		20			20410701	15,875.00	5,361.00
105		45		0	20411201	13,000.00	0.00
106		0			20261101
107		2	5		20410501	15,000.00
108		13.6			20410801	28,750.00
109		16.5	6.5		20410901	7,083.00
110		12			20410901	29,167.00
111		21			20410401	10,417.00
112		4		0	20411001	14,642.85	0.00
113		11	11		20261001	20,320.00
114		34	34		20411001	41,667.00
115		32.1		450000	20410901
116		7		202500	20401201	20,833.00
117		15		0	20411001	14,105.83	0.00
118		33	30		20260201	25,374.00
119		29			20410601	4,410.00	14,605.00
120		30			20261001	17,672.00
121		31	3		20260101	20,705.00	11,404.00
122		4.4			20410801	15,822.00
123		10			20410901	27,083.00
124		19	24		20410601
125		9			20411101	17,411.00	2,859.00
126		10			20410901	14,262.00	0.00
127		2	2	1000000	20260201
128		26			20261001	30,563.00
129		13	10		20411001	12,595.00	2,364.00
130		28		0	20411001	138,883.21	0.00
131		16		510000	20401201	124,165.00
132		20	10		20410901	13,000.00
133		30			20411001	62,621.00
134		25			20410601	12,500.00	12,051.00
135		13			20410801	38,120.00
136		8		0	20411001	18,566.17	0.00
137		31.93			20410701	21,017.00
138		12	10		20411001	11,972.00
139		17			20410901	23,322.00
140		5			20410801	19,583.00
141		20			20411101	20,417.00
142		24	7		20260401	35,010.00
143		11.62			20410901	28,775.00
144		22.75	22.75		20410801	11,792.00
145		25			20410701	20,833.00
146		27			20411001	18,750.00
147		11		0	20411101	19,564.00	0.00
148		11	3	0	20411101	20,155.84	0.00
149		16.1			20400801	19,013.00	5,833.00
150		20	10	180000	20260101	11,186.00
151		20			20411001	14,167.00
152		3.35			20410601	21,186.00	9,145.00
153		2.75		301775	20261001	25,715.00
154		8	9	120000	20411001	27,148.00
155		27	7	0	20411001	23,036.25	0.00
156		40			20410701	105,721.00
157		15			20410901	19,276.00
158		10		115000	20411001	17,083.00	13,614.00
159		20	12		20410901	0.00	0.00
160		21			20410801	12,133.00	1,817.00
161		11		0	20411001	7,916.66	0.00
162		12			20410701	0.00	0.00
163		32			20260901	66,667.00
164		23		0	20411101	18,176.17	0.00
165		28			20410701	44,582.00
166		18			20410901	13,333.00
167		24.5			20410701	34,527.00
168		12		0	20410901	26,624.00	0.00
169		7	8	50000	20411101	11,065.00
170		3.8	4.7		20410401	9,625.00
171		6			20410701	16,667.00	21,388.00
172		10			20410801	18,333.00
173		16	15		20410501	14,475.00
174		25	25		20261101	23,433.00	5,897.00
175		14	2	0	20410801	25,084.00	16,667.00
176		30			20260901
177		8			20261001	18,750.00
178		1.4			20410701	21,875.00
179		9	15	0	20411001	10,404.83	0.00
180		15			20411001	13,892.00
181		4			20411001	12,881.00	23,129.00
182		10			20410901	18,750.00
183		4			20410801	19,167.00
184		0		0	20411001	0.00	0.00
185		25			20410801	12,000.00
186		16			20410901
187		32			20410801	16,292.00
188		3	12		20410701	13,750.00	0.00
189		26		200000	20410901	20,220.00
190		22			20410901	26,265.00
191		29		0	20411001	55,614.00	0.00
192		3			20410701	14,463.00
193		14	28		20410901	11,730.00
194		9	2		20411001
195		12.5			20410801	41,925.00
196		15	16		20410601	18,333.00	7,291.00
197		5			20410501	31,250.00
198		6		0	20411001	53,839.00	0.00
199		0			20401201
200		15			20411101	8,200.00
201		5			20410701	13,033.00	1,861.00
202		31		1000000	20260201	60,689.00
203		5	6		20411001
204		0			20401201
205		50.42		300000	20411101	32,917.00
206		9			20410701	96,744.00
207		20	16	0	20411101	16,666.67	0.00
208		39		0	20411201	51,069.00	0.00
209		24		60000	20410401	16,667.00	29,737.00
210		27			20410701	19,000.00
211		7.5	15		20410901	14,146.00
212		2.64	18	250000	20410901	2,014.00
213		24	29		20411001
214		13.57			20410701	44,961.00
215		7			20260901	36,060.00
216		18.5	16		20410901	19,833.00
217		13.52	13.52		20410801	5,856.00
218		25	30		20260101	20,458.00
219		26	26		20410801
220		10		129000	20411101	25,000.00
221		36			20410801	16,667.00	11,250.00
222		16		0	20411001	16,905.99	0.00
223		12.5	2		20410701	35,420.00
224		32	9		20410801	17,063.00
225		30			20410901	29,167.00
226		28	25	240000	20260101
227		16			20260101
228		33	19		20410901	26,333.00
229		2	35		20411001
230		19		0	20411101	77,248.33	0.00
231		14.3	1.1		20410701	14,583.00	18,125.00
232		21			20410701	29,166.00
233		13			20410701	216,921.00
234		18			20260301	64,111.00
235		15	9.2		20410901	12,076.00
236		12			20260201
237		25			20411001	35,869.00
238		20			20260301	54,728.00
239		20			20260301	85,125.00
240		12	11		20410701	16,309.00	3,958.00
241		17			20410801	23,000.00
242		27	25		20410501	0.00
243		30	19		20401001	21,462.00
244		15	0	0	20411001	20,833.33	0.00
245		2.1			20410901	18,500.00
246		27	1		20260601	26,642.00
247		13	8	250000	20411001	16,667.00
248		18			20410901	31,667.00
249		24			20410601	17,083.00	15,104.00
250		36			20410501	17,083.00	22,336.00
251		1.5			20261001	0.00
252		17		0	20411001	0.00	0.00
253		21	4	500000	20410701	45,701.00
254		30		400000	20261001	60,000.00
255		11	11	350000	20410801	10,417.00
256		25			20410801	38,270.00
257		9.35			20410901	28,099.00	8,769.00
258		2			20410801	44,583.00
259		19			20410901	13,132.00
260		11		0	20411001	12,366.67	0.00
261		4	20	0	20411001	63,351.83	0.00
262		25			20410901
263		15	15	0	20411101	22,083.00	0.00
264		15	11		20411101
265		17			20411101
266		21	25		20411101
267		21			20411101	21,417.00	6,316.00
268		12		2000000	20410301	216,951.00
269		32			20410401	6,500.00	27,500.00
270		23		500000	20410701	27,467.00
271		30		0	20411001	4,166.67	0.00
272		19		0	20411001	28,947.50	0.00
273		30			20260801	120,000.00
274		14.1			20410601	40,917.00
275		7	27	97841	20411001	16,650.00
276		0			20410901
277		6	6		20411001	20,833.00
278		20			20411001	46,780.00
279		20			20410801	15,078.00
280		13	15		20410901	20,833.00
281		4	10		20410901	25,000.00
282		26	34		20411101
283		21		0	20411101	19,661.18	28,309.58
284		18		150000	20260101	69,241.00
285		7	7		20410901	0.00
286		30			20260201	580.00
287		16.17			20410801	18,750.00	15,595.00
288		6			20410601	16,667.00	10,288.00
289		20			20410601	31,250.00	48,578.00
290		10			20260301
291		14		600000	20260401
292		9		82500	20411001	17,599.00
293		4	3		20411001	22,525.00
294		22			20260501
295		20	20		20260101
296		10			20411001	20,833.00
297		15	15	88919	20410901	9,583.00
298		15			20410801	29,655.00
299		12			20410601	20,300.00	0.00
300		20			20411001	24,920.00
301		15	4	475000	20411001	51,273.00
302		35			20411001
303		15		1000000	20401201	100,000.00
304		21		300000	20410601	89,927.00
305		23			20410801	21,083.00	0.00
306		3		0	20411001	63,694.38	0.00
307		20			20410601	19,000.00
308		14	5		20410701	16,667.00	12,373.00
309		10	6	0	20411101	36,241.00	0.00
310		10			20260401	4,167.00	26,666.67
311		18		0	20411101	83,728.33	0.00
312		11.9			20410801	39,583.00
313		15	15		20410501	21,703.00
314		13	13		20411101	24,638.00	3,333.00
315		20			20411101
316		10	2	100000	20411001	14,083.00	3,825.00
317		19	11	400000	20260301	89,036.00
318		25	24		20411001	16,667.00
319		19		800000	20401001	191,847.00
320		21			20410801	64,156.00
321		12.2	12.2		20411001
322		7	16	182500	20410501	21,666.00	0.00
323		20		229827.5	20411101	15,833.00	7,916.00
324		23	35		20401001	24,965.00
325		25	7	0	20411201	41,666.67	0.00
326		9.1	10		20410901	5,833.00
327		20			20410901	20,617.00	12,500.00
328		43	30		20410801
329		24			20411001	31,538.00
330		12			20410901	62,425.00	0.00
331		18			20411001	12,000.00
332		17			20411101	15,000.00
333		30			20410801	25,237.00	8,946.00
334		19		500000	20260101
335		25			20260201	227,397.00
336		13			20260201	16,666.00
337		10			20410901	17,491.00
338		30			20260401	255,290.00
339		4	4		20410701	0.00	0.00
340		20			20411001	38,560.00
341		35	35		20411001
342		16	9		20410501	56,990.00
343		26	26		20410201	16,667.00
344		17	16		20260301
345		20			20260201	3,818.00
346		10			20411001
347		11.7			20401001	20,833.00	12,520.00
348		12	8		20410701	33,333.00	0.00
349		35			20260101
350		30	27	200000	20410701	108,110.00
351		12			20410301	12,309.00
352		20	10		20411001	16,667.00	18,542.00
353		30		500000	20260601	47,917.00	212,500.00
354		22			20410801	91,666.00
355		20		656250	20401001	90,000.00
356		34			20411001	0.00
357		33			20410501	41,641.00
358		23	6		20411101	14,303.00
359		40			20260101
360		6			20260101	16,667.00
361		25	28.6		20410901	18,333.00	15,414.00
362		23			20410701
363		25		500000	20411001	82,488.00
364		15		500000	20410201	16,667.00	48,958.00
365		38			20410301	40,271.00	17,000.00
366		20			20411101	98,716.00
367		18	18		20411101	33,333.00	33,124.00
368		10			20410601	492,222.00
369		32			20391101	220,514.00
370		20			20251201
371		15	6		20261101	40,561.00
372		15	13		20411001	8,870.00
373		12			20411001	141,365.00
374		24	25	500000	20411001	102,882.00	29,604.00
375		21	11		20411001	55,830.00
376		17			20410901	43,602.00
377		32	32		20411101
378		20	17		20411001	19,269.00
379		8			20411001	16,667.00	5,000.00
380		14	18		20411101	16,693.00
381		25	27		20411101	7,000.00
382		10		100000	20411201	41,667.00
383		12			20261101	30,466.00
384		27.2			20411101	28,337.00
385		21			20410901	60,838.00
386		13	3	100000	20410901	16,667.00	39,583.00
387		8	15		20410901	19,471.00
388		25			20410701
389		7			20410801	46,042.00
390		36			20410901	25,000.00	112,045.00
391		8			20410901	24,173.00
392		23			20411001	216,541.00
393		14		100000	20411001
394		15			20410901	29,167.00
395		10			20410901
396		10			20410901	48,677.00
397		7	10		20410901	26,330.00
398		9			20411001	36,015.00
399		14			20410901	21,770.00	15,000.00
400		33			20411001
401		19		485000	20411101
402		21			20411001	12,500.00
403		13			20411001	20,385.00
404		43		100000	20411001	16,000.00
405		14			20411101	73,902.00
406		5.2			20261101	22,083.00	16,973.00
407		0			20261001
408		18		250000	20411001	29,167.00
409		11			20410901	18,000.00
410		4		0	20411201	7,692.00
411		52		0	20411201
412		12		0	20411201	18,333.33
413		17	11	0	20411201	9,694.00
414		25	25.6		20261101	19,590.00
415		15.33			20411101	21,250.00	7,104.00
416		14.02			20410901	37,500.00
417		12.42	11.46		20411001	3,167.00	2,083.00
418		31.72			20411001	21,235.00
419		1.25			20411001	25,000.00
420		9			20411001	17,261.00
421		46			20411101	28,977.00
422		3.7			20411001	91,568.00
423		7			20261101	6,250.00	1,508.00
424		10			20411101	36,250.00
425		15	15		20261101	11,250.00
426		20	10.4		20411101	15,403.00
427		13.15	13		20411101	22,472.00
428		39			20411101	55,310.17
429		17			20410701
430		2		475000	20410701	10,417.00	25,834.00
431		12	4		20410701	31,250.00
432		15		100000	20410701	2,083.00
433		19	20		20410901	16,666.67
434		26	36		20410901	41,666.67
435		40		250000	20410901	1,000.00
436		27	10		20411101	66,666.67
437		17		250000	20410901	76,097.00
438		20			20410901	12,500.00
439		14			20411001	8,544.00
440		30			20411101	12,779.42
441		30	30		20410901	41,666.68
442		17			20411001	20,833.34	47,140.28
443		14	10		20411001	25,000.00
444		20		565000	20411001	57,249.00
445		18	7		20411001	33,333.00
446		41	26	150000	20411101	18,276.90	4,702.58

	166	167	168	169	170	171	172
KEY	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1					Full	2 years	2 Months
2					Full	2 years	2 Months
3		10,833.00			Full	2 years	2 Months
4		12,083.00			Full	2 years	2 Months
5		5,000.00			Full	2 years	2 Months
6					Full	2 years	2 Months
7		29,904.00			Full	2 years	2 Months
8	0.00	0.00	0.00	0.00	Full	2 years	2 Months
9					Full	2 years	2 Months
10					Full	2 years	2 Months
11					Full	2 years	2 Months
12					Full	2 years	2 Months
13					Full	2 years	2 Months
14					Full	2 years	2 Months
15					Full	2 years	2 Months
16					Full	2 years	2 Months
17		4,697.00			Full	2 years	2 Months
18					Full	2 years	2 Months
19		3,400.00			Full	2 years	2 Months
20		10,379.00			Full	2 years	2 Months
21		8,637.00			Full	2 years	2 Months
22					Full	2 years	2 Months
23					Full	2 years	1 Month
24					Full	2 years	2 Months
25		2,992.00			Full	2 years	2 Months
26					Full	2 years	2 Months
27					Full	2 years	2 Months
28	0.00				Full	2 years	2 Months
29					Full	2 years	2 Months
30					Full	2 years	2 Months
31					Full	2 years	2 Months
32					Full	2 years	2 Months
33	0.00				Full	2 years	1 Month
34		902.00			Full	2 years	2 Months
35					Full	2 years	2 Months
36					Full	2 years	2 Months
37					Full	2 years	2 Months
38		7,917.00			Full	2 years	2 Months
39					Full	2 years	2 Months
40					Full	2 years	2 Months
41					Full	2 years	2 Months
42					Full	2 years	2 Months
43		2,144.00			Full	2 years	1 Month
44	0.00	18,333.00	3,282.00	0.00	Full	2 years	2 Months
45					Full	2 years	2 Months
46					Full	2 years	2 Months
47		4,932.00			Full	2 years	2 Months
48		3,905.00			Full	2 years	2 Months
49					Full	2 years	2 Months
50					Full	2 years	2 Months
51					Full	2 years	2 Months
52					Full	2 years	2 Months
53					Full	2 years	2 Months
54	3,458.00				Full	2 years	2 Months
55					Full	2 years	1 Month
56					Full	2 years	2 Months
57					Full	2 years	1 Month
58					Full	2 years	2 Months
59		27,346.00			Full	2 years	2 Months
60		4,208.00			Full	2 years	2 Months
61					Full	2 years	2 Months
62					Full	2 years	2 Months
63		7,920.00			Full	2 years	2 Months
64		12,917.00			Full	2 years	2 Months
65					Full	2 years	1 Month
66	0.00	0.00	0.00	0.00	Full	2 years	2 Months
67					Full	2 years	2 Months
68					Full	2 years	2 Months
69					Full	2 years	2 Months
70					Full	2 years	2 Months
71	0.00				Full	2 years	1 Month
72		11,878.00			Full	2 years	2 Months
73					Full	2 years	2 Months
74		3,250.00			Full	2 years	2 Months
75		12,917.00			Full	2 years	2 Months
76					Full	2 years	2 Months
77					Full	2 years	1 Month
78					Full	2 years	2 Months
79		8,333.00			Full	2 years	2 Months
80	0.00				Full	2 years	2 Months
81					Full	2 years	2 Months
82					Full	2 years	2 Months
83					Full	2 years	2 Months
84					Full	2 years	2 Months
85		4,767.00			Full	2 years	2 Months
86	24,628.00				Full	2 years	2 Months
87					Full	2 years	2 Months
88					Full	2 years	2 Months
89					Full	2 years	2 Months
90					Full	2 years	2 Months
91		7,994.00			Full	2 years	2 Months
92					Full	2 years	2 Months
93		0.00			Full	2 years	2 Months
94		6,250.00			Full	2 years	1 Month
95					Full	2 years	1 Month
96					Full	2 years	2 Months
97					Full	2 years	2 Months
98					Full	2 years	2 Months
99					Full	2 years	2 Months
100	13,034.00	18,749.00			Full	2 years	2 Months
101					Full	2 years	1 Month
102	0.00	0.00	0.00	0.00	Full	2 years	2 Months
103					Full	2 years	2 Months
104					Full	2 years	2 Months
105	0.00	0.00	0.00	0.00	Full	2 years	2 Months
106					Full	2 years	2 Months
107		16,467.00			Full	2 years	2 Months
108					Full	2 years	2 Months
109		5,955.00			Full	2 years	2 Months
110					Full	2 years	2 Months
111					Full	2 years	1 Month
112	0.00	0.00	0.00	0.00	Full	2 years	2 Months
113		10,381.00			Full	2 years	2 Months
114					Full	2 years	2 Months
115					Full	2 years	2 Months
116					Full	2 years	2 Months
117	0.00				Full	2 years	2 Months
118		15,000.00			Full	2 years	2 Months
119	6,820.00				Full	2 years	2 Months
120					Full	2 years	2 Months
121					Full	2 years	2 Months
122					Full	2 years	2 Months
123					Full	2 years	2 Months
124					Full	2 years	2 Months
125					Full	2 years	2 Months
126	0.00				Full	2 years	2 Months
127					Full	2 years	2 Months
128					Full	2 years	2 Months
129		6,485.00			Full	2 years	2 Months
130	0.00				Full	2 years	2 Months
131					Full	2 years	2 Months
132					Full	2 years	2 Months
133					Full	2 years	2 Months
134					Full	2 years	1 Month
135					Full	2 years	2 Months
136	0.00	0.00	0.00	0.00	Full	2 years	2 Months
137					Full	2 years	2 Months
138					Full	2 years	2 Months
139		0.00			Full	2 years	2 Months
140					Full	2 years	2 Months
141					Full	2 years	2 Months
142		10,958.00			Full	2 years	2 Months
143					Full	2 years	2 Months
144		1,271.00			Full	2 years	2 Months
145					Full	2 years	2 Months
146					Full	2 years	2 Months
147	0.00				Full	2 years	2 Months
148	0.00				Full	2 years	2 Months
149					Full	2 years	2 Months
150		7,808.00	674.00		Full	2 years	1 Month
151					Full	2 years	2 Months
152					Full	2 years	2 Months
153					Full	2 years	2 Months
154					Full	2 years	2 Months
155	0.00				Full	2 years	2 Months
156					Full	2 years	2 Months
157					Full	2 years	2 Months
158					Full	2 years	2 Months
159	0.00	4,583.00	0.00	0.00	Full	2 years	2 Months
160	0.00				Full	2 years	2 Months
161	12,341.62	6,626.53	0.00	0.00	Full	2 years	2 Months
162	0.00				Full	2 years	2 Months
163					Full	2 years	2 Months
164	0.00	0.00	0.00	0.00	Full	2 years	2 Months
165					Full	2 years	1 Month
166					Full	2 years	2 Months
167					Full	2 years	1 Month
168	0.00				Full	2 years	2 Months
169		5,264.00			Full	2 years	2 Months
170		7,800.00			Full	2 years	1 Month
171					Full	2 years	2 Months
172					Full	2 years	2 Months
173		6,204.00			Full	2 years	1 Month
174		23,433.00			Full	2 years	2 Months
175	0.00	0.00	0.00	0.00	Full	2 years	2 Months
176					Full	2 years	2 Months
177					Full	2 years	2 Months
178					Full	2 years	2 Months
179	0.00	10,232.50	0.00	0.00	Full	2 years	2 Months
180					Full	2 years	2 Months
181					Full	2 years	1 Month
182					Full	2 years	2 Months
183					Full	2 years	2 Months
184	0.00	0.00	0.00	0.00	Full	2 years	2 Months
185					Full	2 years	2 Months
186					Full	2 years	2 Months
187					Full	2 years	2 Months
188	0.00	11,250.00	0.00	0.00	Full	2 years	2 Months
189					Full	2 years	2 Months
190					Full	2 years	2 Months
191	0.00	0.00	0.00	0.00	Full	2 years	1 Month
192					Full	2 years	2 Months
193		20,583.00			Full	2 years	2 Months
194					Full	2 years	2 Months
195					Full	2 years	2 Months
196					Full	2 years	2 Months
197					Full	2 years	2 Months
198	0.00	5,633.00	0.00	0.00	Full	2 years	2 Months
199					Full	2 years	2 Months
200					Full	2 years	2 Months
201					Full	2 years	2 Months
202					Full	2 years	1 Month
203		20,833.00			Full	2 years	2 Months
204					Full	2 years	1 Month
205					Full	2 years	2 Months
206					Full	2 years	2 Months
207	0.00	23,483.00	0.00	0.00	Full	2 years	2 Months
208	0.00				Full	2 years	2 Months
209	0.00				Full	2 years	2 Months
210					Full	2 years	2 Months
211		11,359.00			Full	2 years	2 Months
212		7,847.00	3,250.00		Full	2 years	2 Months
213		4,435.00			Full	2 years	1 Month
214					Full	2 years	2 Months
215					Full	2 years	2 Months
216		14,166.00			Full	2 years	2 Months
217		8,875.00			Full	2 years	2 Months
218		6,517.00			Full	2 years	1 Month
219		62,500.00			Full	2 years	2 Months
220					Full	2 years	2 Months
221					Full	2 years	2 Months
222	0.00	0.00	0.00	0.00	Full	2 years	2 Months
223		15,208.00			Full	2 years	2 Months
224		11,667.00			Full	2 years	2 Months
225					Full	2 years	1 Month
226					Full	2 years	2 Months
227					Full	2 years	1 Month
228		12,882.00			Full	2 years	2 Months
229		41,917.00			Full	2 years	2 Months
230	0.00				Full	2 years	2 Months
231					Full	2 years	2 Months
232					Full	2 years	2 Months
233					Full	2 years	2 Months
234					Full	2 years	2 Months
235		25,320.00			Full	2 years	2 Months
236					Full	2 years	1 Month
237					Full	2 years	2 Months
238					Full	2 years	2 Months
239					Full	2 years	1 Month
240	0.00	11,250.00	0.00	0.00	Full	2 years	2 Months
241					Full	2 years	2 Months
242		62,500.00	157,153.00		Full	2 years	1 Month
243		6,067.00			Full	2 years	1 Month
244	0.00	8,583.34	0.00	0.00	Full	2 years	2 Months
245					Full	2 years	2 Months
246		14,166.00			Full	2 years	2 Months
247		10,096.00			Full	2 years	2 Months
248					Full	2 years	2 Months
249					Full	2 years	2 Months
250					Full	2 years	1 Month
251					Full	2 years	2 Months
252	0.00				Full	2 years	2 Months
253					Full	2 years	1 Month
254					Full	2 years	2 Months
255	12,500.00	18,333.00	4,167.00		Full	2 years	2 Months
256					Full	2 years	2 Months
257					Full	2 years	2 Months
258					Full	2 years	2 Months
259					Full	2 years	2 Months
260	0.00	12,904.10	0.00	0.00	Full	2 years	2 Months
261	0.00				Full	2 years	2 Months
262					Full	2 years	2 Months
263	0.00				Full	2 years	2 Months
264		4,000.00			Full	2 years	2 Months
265					Full	2 years	2 Months
266		7,000.00			Full	2 years	2 Months
267					Full	2 years	2 Months
268					Full	2 years	1 Month
269					Full	2 years	1 Month
270					Full	2 years	1 Month
271	0.00	0.00	0.00	0.00	Full	2 years	2 Months
272	0.00				Full	2 years	2 Months
273					Full	2 years	2 Months
274					Full	2 years	2 Months
275		20,165.00			Full	2 years	2 Months
276					Full	2 years	2 Months
277		20,833.00			Full	2 years	2 Months
278					Full	2 years	2 Months
279					Full	2 years	2 Months
280		9,875.00			Full	2 years	2 Months
281		14,499.00			Full	2 years	2 Months
282		62,500.00	109,351.00		Full	2 years	2 Months
283	0.00	0.00	0.00	0.00	Full	2 years	2 Months
284					Full	2 years	1 Month
285	12,972.00	5,417.00		10,927.00	Full	2 years	2 Months
286					Full	2 years	2 Months
287					Full	2 years	2 Months
288					Full	2 years	1 Month
289					Full	2 years	1 Month
290					Full	2 years	1 Month
291					Full	2 years	2 Months
292					Full	2 years	2 Months
293		20,833.00			Full	2 years	2 Months
294					Full	2 years	2 Months
295		17,500.00			Full	2 years	1 Month
296					Full	2 years	2 Months
297	5,743.00				Full	2 years	2 Months
298					Full	2 years	2 Months
299					Full	2 years	2 Months
300					Full	2 years	2 Months
301		0.00			Full	2 years	2 Months
302					Full	2 years	2 Months
303					Full	2 years	1 Month
304					Full	2 years	2 Months
305	0.00				Full	2 years	2 Months
306	0.00				Full	2 years	1 Month
307					Full	2 years	1 Month
308		17,500.00			Full	2 years	1 Month
309	0.00				Full	2 years	1 Month
310					Full	2 years	1 Month
311	0.00	0.00	0.00	0.00	Full	2 years	2 Months
312					Full	2 years	1 Month
313		2,083.00			Full	2 years	1 Month
314		10,948.00			Full	2 years	2 Months
315					Full	2 years	2 Months
316		13,666.00	833.00		Full	2 years	2 Months
317					Full	2 years	2 Months
318		4,167.00			Full	2 years	2 Months
319					Full	2 years	1 Month
320					Full	2 years	2 Months
321		25,000.00	2,377.00	1,551.00	Full	2 years	2 Months
322	0.00	6,635.00	0.00	0.00	Full	2 years	2 Months
323					Full	2 years	2 Months
324					Full	2 years	2 Months
325	0.00	0.00	0.00	0.00	Full	2 years	2 Months
326		10,000.00			Full	2 years	2 Months
327					Full	2 years	2 Months
328		100.00			Full	2 years	2 Months
329					Full	2 years	2 Months
330	0.00				Full	2 years	2 Months
331	7,308.00				Full	2 years	2 Months
332					Full	2 years	2 Months
333					Full	2 years	1 Month
334					Full	2 years	2 Months
335					Full	2 years	1 Month
336					Full	2 years	1 Month
337					Full	2 years	2 Months
338					Full	2 years	1 Month
339	0.00	0.00	0.00	0.00	Full	2 years	2 Months
340					Full	2 years	1 Month
341					Full	2 years	2 Months
342		10,136.00			Full	2 years	1 Month
343		13,750.00			Full	2 years	1 Month
344					Full	2 years	2 Months
345					Full	2 years	2 Months
346					Full	2 years	2 Months
347					Full	2 years	1 Month
348	0.00	20,833.00	0.00	0.00	Full	2 years	2 Months
349					Full	2 years	2 Months
350		2,545.00			Full	2 years	2 Months
351					Full	2 years	1 Month
352		8,583.00	2,722.00		Full	2 years	2 Months
353					Full	2 years	2 Months
354					Full	2 years	2 Months
355					Full	2 years	1 Month
356					Full	2 years	2 Months
357					Full	2 years	2 Months
358					Full	2 years	2 Months
359					Full	2 years	2 Months
360					Full	2 years	2 Months
361		5,892.00			Full	2 years	2 Months
362					Full	2 years	1 Month
363					Full	2 years	2 Months
364					Full	2 years	1 Month
365	1,708.00				Full	2 years	2 Months
366					Full	2 years	2 Months
367		30,449.00	4,542.00		Full	2 years	2 Months
368					Full	2 years	1 Month
369					Full	2 years	1 Month
370					Full	2 years	2 Months
371		12,962.00			Full	2 years	2 Months
372		9,119.00			Full	2 years	2 Months
373					Full	2 years	2 Months
374		8,464.00			Full	2 years	2 Months
375		0.00			Full	2 years	1 Month
376					Full	2 years	2 Months
377		14,583.00			Full	2 years	1 Month
378					Full	2 years	2 Months
379					Full	2 years	2 Months
380		8,618.00			Full	2 years	2 Months
381		7,344.00		3,495.00	Full	2 years	2 Months
382					Full	2 years	2 Months
383					Full	2 years	2 Months
384					Full	2 years	2 Months
385					Full	2 years	2 Months
386					Full	2 years	2 Months
387		18,333.00	3,282.00		Full	2 years	2 Months
388					Full	2 years	2 Months
389					Full	2 years	2 Months
390					Full	2 years	2 Months
391					Full	2 years	2 Months
392					Full	2 years	2 Months
393					Full	2 years	2 Months
394					Full	2 years	2 Months
395					Full	2 years	2 Months
396					Full	2 years	2 Months
397		7,500.00			Full	2 years	2 Months
398					Full	2 years	2 Months
399					Full	2 years	1 Month
400		4,059.00			Full	2 years	2 Months
401					Full	2 years	2 Months
402					Full	2 years	2 Months
403					Full	2 years	2 Months
404					Full	2 years	2 Months
405					Full	2 years	2 Months
406					Full	2 years	2 Months
407					Full	2 years	2 Months
408					Full	2 years	2 Months
409					Full	2 years	2 Months
410			4,155.00		Full	2 years	2 Months
411					Full	2 years	2 Months
412					Full	2 years	2 Months
413		11,868.83			Full	2 years	2 Months
414		53,994.00			Full	2 years	2 Months
415					Full	2 years	2 Months
416					Full	2 years	2 Months
417	5,142.00	5,897.00			Full	2 years	2 Months
418					Full	2 years	2 Months
419					Full	2 years	2 Months
420					Full	2 years	2 Months
421					Full	2 years	2 Months
422					Full	2 years	1 Month
423	32,258.00				Full	2 years	2 Months
424					Full	2 years	2 Months
425		10,244.00			Full	2 years	2 Months
426		9,349.00			Full	2 years	1 Month
427					Full	2 years	2 Months
428					Full	2 years	2 Months
429					Full	2 years	2 Months
430					Full	2 years	1 Month
431					Full	2 years	2 Months
432	20,333.00				Full	2 years	2 Months
433		15,416.66			Full	2 years	2 Months
434		9,583.34			Full	2 years	2 Months
435					Full	2 years	1 Month
436					Full	2 years	2 Months
437					Full	2 years	2 Months
438					Full	2 years	1 Month
439					Full	2 years	1 Month
440					Full	2 years	2 Months
441		19,614.52			Full	2 years	2 Months
442					Full	2 years	2 Months
443		24,167.00			Full	2 years	1 Month
444					Full	2 years	2 Months
445		2,500.00			Full	2 years	2 Months
446					Full	2 years	2 Months

MERSID	Organization
1002338	First Republic
1000536	Prime Lending
1000938	Select Portfolio Servicing
1000200	PHH
1006404	Wells Fargo
1000104	SunTrust Mortgage, Inc.
1001863	Sterling Savings Bank
1000383	Cenlar FSB
1008498	Flagstar Bank, F.S.B.
1000522	Franklin American Mortgage
1000312	Wintrust Mortgage A Division of Barrington Bank & Trust Co
1003970	GuardHill Financial Corp.
1008808	Cole Taylor Bank

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable